As filed with the SEC on April 12, 2011 .	Registration No. 33-20000

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 34
_____________

THE PRUDENTIAL VARIABLE
APPRECIABLE ACCOUNT
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 Broad Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Thomas C. Castano
Vice President and Corporate Counsel
The Prudential Insurance Company of America
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2011 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1,  2011

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE
LIFE®
INSURANCE CONTRACTS

As of November 12, 2001, Prudential no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance Contract (the “Contract”) offered by The Prudential Insurance Company of America (“Prudential”, “we”, “us”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

•
Invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options of The Prudential Variable Appreciable Account (the “Account”), each of which invests in a corresponding Portfolio of The Prudential Series Fund (the “Series Fund”):

• Conservative Balanced • Diversified Bond • Equity • Flexible Managed • Global	• Government Income • High Yield Bond • Jennison • Money Market	• Natural Resources • Small Capitalization Stock • Stock Index • Value
•	Invest in the Fixed Rate Option, which pays a guaranteed interest rate.

•	Invest in The Prudential Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus.  Please read this prospectus and keep it for future reference.  A current prospectus for the Real Property Account accompanies this prospectus.  These prospectuses contain important information about the available Variable Investment Options.  Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance Contract is subject to risk, including the possible loss of your money.  An investment in The Prudential Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

TABLE OF CONTENTS

                                                                                                                                                                                                                                                                                                  PAGE
SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	4

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	4
Brief Description of the Contract	4
Types of Death Benefit Available Under the Contract	5
Death Benefit Guarantee	5
The Contract Fund	5
Tabular Contract Fund	5
Premium Payments	5
Allocation of Premium Payments	6
Investment Choices	6
Transfers Among Investment Options	6
Increasing or Decreasing the Face Amount	7
Access to Contract Values	7
Contract Loans	7
Canceling the Contract	7

SUMMARY OF CONTRACT RISKS	7
Contract Values are not Guaranteed	7
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces	8
Increase in Charges	8
Contract Lapse	8
Risks of Using the Contract as a Short-Term Savings Vehicle	8
Risks of Taking Withdrawals	8
Limitations on Transfers	9
Charges on Surrender of the Contract	9
Risks of Taking a Contract Loan	9
Potential Tax Consequences	10
Replacement of the Contract	10

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
Risks Associated with the Variable Investment Options	11
Learn More about the Variable Investment Options	11

GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, THE REGISTRANT, AND THE SERIES FUND	11
The Prudential Insurance Company of America	11
The Prudential Variable Appreciable Account	11
The Prudential Series Fund	12
Investment Manager	12
Investment Subadvisers	13
Service Fees Payable to Prudential	13
Voting Rights	14
Substitution of Variable Investment Options	14
The Fixed Rate Option	14
The Prudential Variable Contract Real Property Account	14

CHARGES AND EXPENSES	15
Taxes Attributable to Premiums	15
Deduction from Premiums	15
Sales Load Charges	15
Cost of Insurance	16
Monthly Deductions from the Contract Fund	16
Daily Deduction from the Variable Investment Options	17
Surrender Charges	17
Transaction Charges	18
Portfolio Charges	18
Rider Charges	18

PERSONS HAVING RIGHTS UNDER THE CONTRACT	18
Contract Owner	18
Beneficiary	19

OTHER GENERAL CONTRACT PROVISIONS	19
Assignment	19
Incontestability	19
Misstatement of Age or Sex	19
Settlement Options	19
Suicide Exclusion	19

RIDERS	19

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	20

PREMIUMS	21
Allocation of Premiums	22
Transfers/Restrictions on Transfers	22
Dollar Cost Averaging	24

DEATH BENEFITS	24
Contract Date	24
When Proceeds Are Paid	24
Death Claim Settlement Options	24
Types of Death Benefit	25
Increases in the Face Amount	25
Decreases in the Face Amount	26

CONTRACT VALUES	27
Surrender of a Contract	27
How a Contract’s Cash Surrender Value Will Vary	27
Loans	27
Withdrawals	29

LAPSE AND REINSTATEMENT	29
Options on Lapse	30

TAXES	30
Tax Treatment of Contract Benefits	30
Tax-Qualified Pension Plans	32

DISTRIBUTION AND COMPENSATION	32

LEGAL PROCEEDINGS	33

ADDITIONAL INFORMATION	36

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	38

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	39

TABLE OF CONTENTS OF THE FUND PROSPECTUS	40

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for sales of the Contract and transactions.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Taxes Attributable to Premiums(1) (Varies by state and locality.)	Deducted from premium payments.	0% to 14.85%(3)
Administrative fee	Deducted from premium payments.	$2
Maximum Sales Charge on Premiums (Load)(2) (Charge is a percentage of the primary annual premium.)	Monthly	0.5%
Contingent Deferred Sales Charge (Load)(2) (Charge is a percentage of the primary annual premium.)	Upon lapse, surrender or decrease in the Face Amount.	50%
Surrender fee per $1,000 of Coverage Amount(2)	Upon lapse, surrender or decrease in the Face Amount.	$5
Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%
Face Amount Change fee	When there is a change in the Face Amount.	$15
Living Needs Benefit Rider fee	When the benefit is paid.	$150

(1)
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.
(3)	The most common charge for taxes attributable to premiums is 3.25%.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Series Fund's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Face Amount.(1)(2)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 30 in the  Preferred underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.06 to $83.34 _____________ $0.121(3)
Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.9% (4)
Additional Mortality fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08(7)
Fee for the Face Amount. (Flat fee plus a charge per $1,000 of Face Amount.)	Monthly	$3.00 plus $0.03
Fee for an increase to the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.03
Net interest on loans(6)	Annually	1.5%
Guaranteed Death Benefit fee for the Face Amount or an increase to the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01
Level Premium Term Rider(1)
Minimum and Maximum Charges
per $1,000 of rider coverage.
_____________
Level Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of rider coverage.)
	Monthly	From $0.03 to $27.00 _____________ $0.15(3)
Child Level Premium Term Rider(8) (Charge per $1,000 of rider coverage.)	Monthly	$0.45

Renewable Premium Term Rider(1)
Minimum and Maximum Charges
per $1,000 of coverage.
_____________
Renewable Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.02 to $55.08 _____________ $0.13(3)
Accidental Death Benefit Rider(1)
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.03 to $0.70 _____________ $0.07(3)
Option to Purchase Additional Insurance Rider(1)
Minimum and Maximum Charges
per $1,000 of additional insurance amount.
_____________
Option to Purchase Additional Insurance Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of additional insurance amount.)
Monthly	From $0.06 to $0.37 _____________ $0.23(3)
Waiver of Premium Rider(1)
Minimum and Maximum Charges
per $1,000 of coverage.
_____________
Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.01 to $0.31 _____________ $0.07(3)
Applicant Waiver of Premium Rider(1)(5)
Minimum and Maximum Charges
(Charge is a percentage of the Contract's annual premium.)
_____________
Applicant Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge is a percentage of the Contract's annual premium.)
Monthly	From 0.424% to 3.394% _____________ 0.679%(3)

Unscheduled Premium Benefit Rider(1)(5)
Minimum and Maximum Charges
(Calculated as a percentage of the current unscheduled premium benefit amount.)
_____________
Unscheduled Premium Benefit Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Calculated as a percentage of the current unscheduled premium benefit amount.)
Monthly	From 0.38% to 1.14% _____________ 0.42%(3)

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.  The charges given are representative for issues after 1997.  Other rates may apply to earlier issues.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Prudential representative.
(4)	The daily charge is based on the effective annual rate shown.
(5)
The cost of this rider will provide for an additional benefit amount, above the amount for the Waiver of Premium Rider.  The percentage varies based on underwriting class.  For the Applicant Waiver of Premium Rider, the charge may not be less than $0.15 per $1,000 of Face Amount.

(6)
The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%.  A loan with a variable loan interest rate may be charged a lower effective annual interest rate.  See Loans.

(7)
The amount and duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount.

(8)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Series Fund that you will pay periodically during the time you own the Contract.  More detail concerning Portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses(1)	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	0.87%

(1)	Total Annual operating expense for Real Property Partnership is 9.36%.

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance.  Our variable appreciable life insurance policy is a flexible form of variable universal life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.  You may invest premiums in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund, in the Fixed Rate Option, or in the Real Property Account.  Although the value of your Contract Fund may increase if there is favorable investment performance in the Portfolios you select, investment returns in the Portfolios are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value.  Some features and/or riders described in this prospectus may not be available in some states.

Types of Death Benefit Available Under the Contract

The Death Benefit is an important feature of the Contract.  You may choose one of the following two forms of the Contract.  They each have a different Death Benefit amount.

Contract Form A, level Death Benefit: The Death Benefit will generally be equal to the Face Amount of insurance.  It can never be less than this amount.  However, it is possible, that the Contract Fund may grow to the point where we  may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options.  However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise.  Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.

Death Benefit Guarantee

The Prudential Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•
 We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount of insurance.

•
If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract.  This amount is called the “Tabular Contract Fund”, and it increases each month.  In later years it becomes quite high.  The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero.  This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it.  If you choose otherwise, you may take, in one form or another, the Cash Surrender Value.  See LAPSE AND REINSTATEMENT.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value.   Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly.  We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.  Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt.

We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force.  See Loans.

Your Scheduled Premium consists of two amounts:

•
The initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  See PREMIUMS, and Tax Treatment of Contract Benefits.  Prudential will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium.  Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment.  After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund.  You may also invest in the Fixed Rate Option and the Real Property Account.  See The Prudential Series Fund, The Fixed Rate Option, and The Prudential Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the date of receipt at the Payment Office.

We may add additional Variable Investment Options in the future.

Transfers Among Investment Options

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Real Property Account.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  There is no charge.   For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Certain restrictions may apply to transfers from the Fixed Rate Option and the Real Property Account.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract Owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature.  See Transfers/Restrictions on Transfers, Dollar Cost Averaging.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract.  An increase in the Face Amount is similar to the purchase of a second Contract and must be at least $25,000.  Other conditions must be met before we approve of an increase in the Face Amount.  See Increases in the Face Amount.

You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value.  The minimum permissible decrease is $10,000 and will not be permitted if it causes the Face Amount of the Contract to drop below the minimum Face Amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Face Amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.   See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a surrendered Contract will be determined as of the end of the Valuation Period in which such a request is received in a Service Office.  Surrender of a Contract may have tax consequences.  See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan.  The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value.  The cash value is equal to the Contract Fund less any surrender charge.  The minimum loan amount you may borrow at any one time is $200, unless the loan proceeds are used to pay premiums on your Contract.  See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it.  Some states allow a longer period of time during which a Contract may be returned for a refund.  In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding.  However, if applicable law does not require a refund of all premium payments made, you will receive the greater of  (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.  However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date.  However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will notify you of the required payment to prevent your Contract from lapsing.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse.  If your Contract does lapse, it will still provide some benefits.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need.   Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract Year.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  You may make a withdrawal only to the extent that the Cash Surrender Value plus any Contract loan exceeds the applicable tabular cash value.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Form B (variable) Contracts, will not change the Face Amount of insurance.  However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the Face Amount of insurance by no more than the amount of the withdrawal.  A surrender charge may be deducted.  See CHARGES AND EXPENSES.

It is important to note that, if the Face Amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount of insurance, you should consult with your tax adviser and your Prudential representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a Variable Investment Option may be transferred to another Variable Investment Option, the Fixed Rate Option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Real Property Account.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  There is no charge.   For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers.  In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year and only during the 30-day period beginning on the Contract Anniversary.  The maximum amount you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract Anniversary.  The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000.  See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds.

We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount of insurance), the Contract lapses, is surrendered, or the Face Amount of insurance is decreased (including as a result of a withdrawal).  The surrender charge is determined by the primary annual premium amount.  It is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.  In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less than the

Tabular Contract Fund.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

If your Contract Fund is less than your Contract Debt your Contract will terminate 61 days after we notify you.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance Contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance Contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing Contract can be protected by increasing the insurance amount of your existing Contract, or by purchasing an additional Contract.  If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options.  You may also invest in the Fixed Rate Option or the Real Property Account.  The Fixed Rate

Option is the only investment option that offers a guaranteed rate of return.  See The Prudential Series Fund, The Fixed Rate Option, and The Prudential Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership. See the accompanying prospectus for the Prudential Real Property Account.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Prudential Series Fund.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, THE REGISTRANT, AND THE SERIES FUND

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”), a stock life insurance company, founded on October 13, 1875 under the laws of the state of New Jersey.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.  Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102.

The Prudential Variable Appreciable Account

Prudential has established a Separate Account, the Prudential Variable Appreciable Account (the “Account” or the "Registrant"), to hold the assets that are associated with the Contracts.  The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of Prudential's other assets.

Prudential is the legal owner of the assets in the Account.  Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time Prudential will transfer capital contributions and earned fees and charges to its general account.  Prudential will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Prudential’s other assets.  The assets of the Account may not be charged with liabilities that arise from any other business Prudential conducts.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Prudential.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable

Investment Options in the future.  The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Prudential Series Fund

The Prudential Series Fund (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.  Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts.

The Account will purchase and redeem shares from the Series Fund at net asset value.  Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners.  Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.

The Series Fund has a separate prospectus that is provided with this prospectus.  You should read the Series Fund prospectus before you decide to allocate assets to the Portfolios.  There is no assurance that the investment objectives of the Portfolios will be met.  There may be Portfolios described in the accompanying Fund prospectus that are not available on this product.  Please refer to the list below to see which Portfolios you may choose as your Variable Investment Options.

Investment Manager

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the investment manager of the Series Fund Portfolios.

The Series Fund's Investment Management Agreement, on behalf of each Portfolio, with PI (the “Management Agreement”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio.  The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Portfolios in which the Account invests, their investment objectives, and each Portfolio’s investment subadvisers.  The full names of the investment subadvisers are listed immediately following the chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

The Prudential Series Fund - Class 1 Shares
Portfolios	Objectives	Subadvisers
Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	Long-term growth of capital.	Jennison
Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
Government Income	High level of income over the long term consistent with the preservation of capital.	PIM
High Yield Bond	High total return.	PIM
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM

Natural Resources	Long-term growth of capital.	Jennison
Small Capitalization Stock	Long-term growth of capital.	QMA
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

Investment Subadvisers

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services.  PI pays each subadviser out of the fee that PI receives from the Series Fund.

More detailed information is available in the attached Series Fund prospectus.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity Contracts to invest in the same underlying Variable Investment Options.  Neither the companies that invest in the Series Fund nor the Series Fund currently foresee any such disadvantage.  The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Prudential

Prudential has entered into an agreement with the Prudential Series Fund (the "Series Fund").  Under the terms of the agreement, Prudential provides administrative and support services to the Portfolios of the Series Fund for which it receives an annual fee from the investment adviser, distributor and/or the Portfolio based on the average assets allocated to the Portfolio.  The agreement, including the fees paid and services provided, can vary for each Portfolio.

Prudential and/or our affiliates may receive substantial and varying administrative service payments from the Series Fund or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Administrative service payments partially compensate for providing administrative services with respect to Contract Owners invested indirectly in the Series Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  The administrative service fees we receive originate from the assets of the Series Fund itself and/or the assets of the Series Fund’s investment adviser.  In either case, the existence of administrative service fees may tend to increase the overall cost of investing in the Series Fund.   In addition, because these fees are paid to us, allocations you make to the Portfolios may benefit us financially if these fees exceed the costs of the administrative support services.

We collect these payments and fees under agreements between us and the Series Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Series Fund.  As of May 1, 2011, the administrative service fee we receive is 0.05% of the average assets allocated to the Series Fund.

In addition to the payments that we receive from the Series Fund and/or their affiliates, the Series Fund and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the Variable Investment Options.  However, we vote the shares of the Series Fund according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory Contract for the Series Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We do this only if events such as investment policy changes or tax law changes make a Variable Investment Option unsuitable.  We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of Prudential's general account.  The general account consists of all assets owned by Prudential other than those in the Account and in other Separate Accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, Prudential guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%.  Prudential is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Prudential Variable Contract Real Property Account

The Prudential Variable Contract Real Property Account (the "Real Property Account") is a separate account of Prudential.  The Real Property Account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties.  It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions.  It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership.  Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account.  It should be read together with this prospectus by any Contract Owner considering the real estate investment option.  There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES, beginning on page 1 of this prospectus.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Charges for taxes attributable to premiums will vary by state and locality.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

Taxes Attributable to Premiums

We deduct a charge for taxes attributable to premiums from each premium payment.  That charge is currently made up of two parts.

The first part is a charge for state and local premium taxes.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).

The second part is a charge for federal income taxes measured by premiums.  The current amount for this second part is 1.25% of the premium for Contracts issued on or after June 17, 1991, and 0% for Contracts issued prior to June 17, 1991.  We believe that this charge is a reasonable estimate of Prudential’s federal income taxes.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year.  If you pay premiums monthly, the charge will be $24 per year.  If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Sales Load Charges

A sales charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature.  The charge is equal to 0.5% of the "primary annual premium”.  The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and Deduction from Premiums) and less the $3 part of the monthly deduction. See Monthly Deductions from Contract Fund.  The sales load is charged whether the Contract Owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age.  At present this sales charge is made only during the first five Contract Years or five years after an increase.  However, Prudential reserves the right to make this charge in all Contract Years.  To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract Years and it may, but probably will not, continue to be charged after that.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract Year or 10 years from an increase in the Face Amount of insurance.  It is often described as a contingent deferred sales load (“CDSL”) and is described under Surrender Charges.

Cost of Insurance

We deduct a monthly COI charge proportionately from the dollar amounts held in each of the chosen investment options.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges.  The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any.  At most ages, our current COI rates are lower than the maximum rates.  Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a “guaranteed issue” basis and may have current mortality charges that are different from those mortality charges for Contracts which are individually underwritten.  These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Prudential.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)
We deduct an administrative charge based on the Face Amount of insurance.  This charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.  We deduct $3 per Contract and up to $0.03 per $1,000 of the Face Amount of insurance.  This charge also applies to  increases in the Face Amount of insurance.  Thus, for a Contract with a $75,000 Face Amount of insurance, the charge is $3 plus $2.25 for a total of $5.25 per month.  The current charge for Contracts with Face Amounts greater than $100,000 is lower.  The $0.03 per $1,000 of the Face Amount of insurance is reduced to $0.01 per $1,000 for that portion of the Face Amount that exceeds $100,000 and will not exceed $12.

(b)
We also deduct a charge of $0.01 per $1,000 of the Face Amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less).  We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period.  This charge and the administrative charge described in (a) above may be calculated together.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

The earnings of the Account are taxed as part of the operations of Prudential.  Currently, no charge is being made to the Account for Prudential’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums for Contracts issued on or after June 17, 1991.  There is no charge for federal income taxes for Contracts issued prior to June 17, 1991.  See Taxes Attributable to Premiums.  We periodically review the question of a charge to the Account for Prudential’s federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.90%.  For Contracts with Face Amounts of $100,000 or more, the current charge is 0.60%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess additional sales load, the contingent deferred sales load (“CDSL”), if the Contract lapses or is surrendered during the first 10 Contract Years or 10 years from an increase in the Face Amount of insurance, or if a withdrawal is made under a Form A Contract during that 10 year period.  Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract Years the charge will be equal to 50% of the first year's primary annual premium.  The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and see Deduction from Premiums), and less the $3 part of the monthly administrative charge.  See Monthly Deductions from Contract Fund.  In the next five Contract Years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract Anniversary.  Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

The contingent deferred sales load is also subject to a further limit at older Issue Ages (approximately above age 67) in order to comply with certain requirements of state law.  Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of the Face Amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under Monthly Deductions from Contract Fund)

The limitation is based on a Guideline Annual Premium (“GAP”) that is associated with every Contract.  The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission.  The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums.  If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 Face Amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract.  If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.

Maximum Percentages for Surrender Charges
Surrender, Last Day of Year No.	Cumulative Scheduled Premiums Paid	Cumulative Sales Load Deducted from Contract Fund	Contingent Deferred Sales Load	Total Sales Load	Cumulative Total Sales Load as Percentage of Scheduled Premiums Paid
1 2 3 4 5 6 7 8 9 10	$ 894.06 1,788.12 2,682.18 3,576.24 4,470.30 5,364.36 6,258.42 7,152.48 8,046.54 8,940.60	$ 49.56 99.12 148.68 198.24 247.80 247.80 247.80 247.80 247.80 247.80	$218.66 367.64 398.55 414.00 414.00 331.00 248.00 166.00 83.00 0.00	$268.22 466.76 547.23 612.24 661.80 578.80 495.80 413.80 330.80 247.80	30.00% 26.10% 20.40% 17.12% 14.80% 10.79% 7.92% 5.79% 4.11% 2.77%

The percentages shown in the last column will not be appreciably different for insureds of different ages.

We deduct a charge of $5 per $1,000 of the Face Amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records.  However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely at the end of the 10th Contract Year or 10 years from an increase in the Face Amount of insurance.  If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund.  We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount of insurance.

Transaction Charges

(a)	We charge a transaction fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the Face Amount of insurance.

(c)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Series Fund prospectus.

Rider Charges

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  These optional insurance benefits are described in what is known as a “rider” to the Contract.  We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract Owner is the insured.  There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the

Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.  If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.   Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  A Prudential representative can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund.  These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident.  Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision).  Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child.  The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account.  Certain restrictions may apply; they are clearly described in the applicable rider.

Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon the death of the insured may be substantially increased for a given total initial annual premium.  The rider may be appropriate for Contract Owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Any Prudential representative can explain these extra benefits further.  Samples of the provisions are available from Prudential upon written request.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  The benefit may vary by state.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value.  One or both of the following options may be available.  You should consult with a Prudential representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of November 12, 2001, Prudential no longer offered these Contracts for sale.  Generally, the Contract was issued on insureds below the age of 81.  You could have applied for a minimum initial guaranteed Death Benefit of $75,000;

however, higher minimums applied to insureds over the age of 75.  Insureds 14 years of age or less may have applied for a minimum initial guaranteed Death Benefit of $50,000, which will increase by 50% at age 21.  Before issuing any Contract, Prudential required evidence of insurability, which may have included a medical examination.  Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate.  A higher premium is charged if an extra mortality risk is involved.  Certain classes of Contracts, for example, a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

The Contract will not lapse because of unfavorable investment experience if you pay your Scheduled Premiums when due and take no withdrawals and have no outstanding loans.  If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date.  If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder.  You may change the frequency of premium payments with our consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account.  You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Your Contract shows two Scheduled Premium amounts.  The first or initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”).  The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned.  We will tell you what your second Scheduled Premium amount will be.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums.  You may make unscheduled premium payments occasionally or on a periodic basis.  If you wish, you may select a higher contemplated premium than the Scheduled Premium.  Prudential will then bill you for the chosen premium.  In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits.  Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse.  See LAPSE AND REINSTATEMENT.  The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation.  See Tax Treatment of Contract Benefits.

If you choose to add a “rider” to your Contract that provides additional benefits (see RIDERS), the Scheduled Premium may be increased.  Some riders provide additional term insurance in a stated amount that does not vary with investment experience.  One of these “term riders” also allows you to choose different insurance amounts in different years.  For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium.  Under some circumstances, this could result in a higher Cash Surrender Value and Death Benefit than if the same premium had been paid under a Contract with the same Death Benefit but without the rider.  After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse and could also have lower Cash Surrender Values.

You may choose a level premium option.  In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid  within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest) and there are no withdrawals.

Prudential will generally accept any premium payment of at least $25.  Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.  The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract.  Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a “waiver of premium” provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months.  If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract Anniversary following your 65th birthday.  The waiver of premium provision does not apply if you become disabled after your 65th birthday.

Allocation of Premiums

On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment.  After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided the Contract is not in default and you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums among the investment options.  If any portion of a premium is allocated to a particular Variable Investment Option, to the Fixed Rate Option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect.  All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, to the Fixed Rate Option, or to the Real Property Account, without charge.  Additional transfers may be made with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege.  Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 30 days following each Contract Anniversary.  The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.  Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary.  Transfer requests received within the 30-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).  Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Series Fund has adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectus for the Series Fund describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that the Series Fund may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance Contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Series Fund in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Series Fund (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Series Fund.

The Series Fund may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  The Series Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Series Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, the Series Fund has not adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”).  Upon your request, premiums will be allocated to the portion of the Money Market Subaccount used for this feature (the “DCA account”).  Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the Fixed Rate Option, but including the Real Property Account.  Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option.  These amounts are subject to change at our discretion.  The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment.  When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers.  In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date.  If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open.  If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open.  Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature.  If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount.  Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date.  This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received at the Payment Office.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received at a Service Office.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law).  We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

an Alliance Account may be withdrawn by the beneficiary at any time.    Any Prudential representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may have selected from two types of Death Benefit at issue.  A Contract with a Form A Death Benefit has a Death Benefit, which will generally equal the initial Face Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default.  This new Face Amount becomes the new guaranteed minimum Death Benefit.  The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  See CHARGES AND EXPENSES.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount.  For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased.  See Withdrawals.

Increases in the Face Amount

After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract (which is also the guaranteed minimum Death Benefit).  The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1) you must ask for the change in a form that meets our needs;
(2) the amount of the increase in the Face Amount  must be at least $25,000;
(3) you must prove to us that the insured is insurable for any increase;
(4) the Contract must not be in default;
(5) you must pay an appropriate premium at the time of the increase;
(6) we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in the Face Amount.  However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.

An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.

Upon an increase in the Face Amount, we will recompute the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund.  Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law.  Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary.  A payment will be required on the date of increase, which will depend, in part, on the Contract Anniversary you select for the recomputation.  We will tell you the amount of the required payment.  You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.  Therefore, before increasing the Face Amount, you should consult your own tax adviser and a Prudential representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts.  A “base Contract” representing the Contract before the increase and an “incremental Contract” representing the increase viewed as a separate Contract.  At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit.  That portion is equal to the Guideline Annual Premium (“GAP”) of the incremental Contract divided by the GAP of the entire Contract after the increase.  Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit.  A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract.  A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in-force for five years, although we reserve the right to continue to make this deduction thereafter.  Similarly, any amount of sales charges upon lapse or surrender, the application of the overall limitation upon sales load, and the contingent deferred sales load will be determined as if there were two separate Contracts rather than one.  Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the Face Amount of your Contract, you will receive a “free-look” right, which applies only to the increase in the Face Amount, not the entire Contract.  The “free-look” right is comparable to the right afforded to the purchaser of a new Contract.  You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later.  Some states allow a longer period of time during which a Contract may be returned for a refund.  See Canceling the Contract.  Charges deducted after the increase will be recomputed as though no increase had been applied.

You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Real Property Account to the Fixed Rate Option at any time within two years after an increase in the Face Amount.

Decreases in the Face Amount

You have the option of decreasing the Face Amount of insurance of the Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the Face Amount of insurance after the decrease must be at least equal to the minimum Face Amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new Face Amount, tabular values, Scheduled Premiums, charges, values, and limitations.  A Contract is no longer eligible for the Select Rating if the Face Amount is reduced below $100,000.  Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount of insurance.  We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Prudential representative before requesting any decrease in the Face Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living.  A partial surrender involves splitting the Contract into two Contracts.  One Contract is surrendered for its Cash Surrender Value; the other is continued in-force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount.  You will be given a new Contract document.  The Cash Surrender Value and the guaranteed minimum Death Benefit of the new Contract will be proportionately reduced. The reduction is based upon the Face Amount of insurance.  The Face Amount of insurance must be at least equal to the minimum Face Amount applicable to the insured’s Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.

To surrender your Contract, we may require you to deliver or mail the following items, in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of all or part of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to Prudential by sending them in Good Order to our Customer Value Service Center in Minneapolis.  Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract’s Cash Surrender Value Will Vary

The Cash Surrender Value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Customer Value Service Center.  The Contract’s Cash Surrender Value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;
(3)	interest credited on any amounts allocated to the Fixed Rate Option; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible that the Cash Surrender Value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.

Loans

You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan.  The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option and to prior loan[s] supported by the Fixed Rate Option, minus the portion of any charges attributable to the Fixed Rate Option.  The minimum loan amount you may borrow at any one time is $200, unless the proceeds are used to pay premiums on your Contract.

If you request a loan you may choose one of two interest rates.  You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%.  Alternatively, you may elect a variable interest rate that changes from time to time.  You may switch from the fixed to variable interest loan provision, or vice-versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate).  This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract.  The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2010 ranged from 5.04% to 5.86% .

Interest payments on any loan are due at the end of each Contract Year.  If interest is not paid when due, it is added to the principal amount of the loan.  The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date.  If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force.  If the policy is terminated for excess Contract Debt, it cannot be reinstated.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options.  The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

•
While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.

•
While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options.  Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year.  If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.

A loan will not affect the amount of the premiums due.  If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.

A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options.  The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.  If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal.  Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Options, including the Real Property Account.  The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.

If you fail to keep the Contract in-force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)
The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund value.  (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(b)	The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.
(c)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(d)	You may make no more than four withdrawals in each Contract Year.

There is a transaction fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the Face Amount of insurance is reduced by no more than the withdrawal amount.  We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in your Contract Data pages.  If a withdrawal is made before the end of the 10th Contract Year, the Contract Fund may also be reduced by a proportionate amount of any surrender charges, based upon the percentage reduction in the Face Amount.  Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that, if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Prudential representative.  See Tax Treatment of Contract Benefits.

Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly.  Neither the Face Amount of insurance nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract.  No surrender charges will be assessed for a withdrawal under a Form B Contract.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due.  Withdrawal of part of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date.  (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)  This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis.  This payment must be received at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its Cash Surrender Value.  To reinstate a lapsed Contract, we require renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits.  Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits.  You can receive the Cash Surrender Value by making a request of Prudential’s prior to the end of the 61 day grace period.  You may also choose one of the three options described below for which no further premiums are payable.

1.
Fixed Extended Term Insurance.  With two exceptions explained below, if you do not communicate at all with Prudential, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured.  The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date.  The amount will not change while the insurance stays in-force.  This benefit is known as extended term insurance.  If you request, we will tell you in writing how long the insurance will be in effect.  Extended term insurance has a Cash Surrender Value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided.  In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.
Variable Reduced Paid-Up Insurance.  Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured.  The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), and the age and sex of the insured.  This will be a new guaranteed minimum Death Benefit.  Aside from this guarantee, the Cash Surrender Value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier.  Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans.  Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds.  Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Prudential’s needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3.
Fixed Reduced Paid-Up Insurance.  This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance.  It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan.  Upon request, we will tell you what the amount of insurance will be.  Fixed paid-up insurance has a Cash Surrender Value and a loan value both of which will gradually increase in value.  It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised.  See Tax Treatment of Contract Benefits.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract's investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.     We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Prudential representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Prudential, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code.  We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000.  The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans.  We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan.  Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan.  Fixed reduced paid up insurance, variable reduced paid-up insurance, and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan.  See LAPSE AND REINSTATEMENT.  Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by Prudential.  The Contract was sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.

The Contract may have also been sold through other broker-dealers authorized by Prusec and applicable law to do so.  Prusec received gross distribution revenue for its variable life insurance products of $61,514,049 in 2010, $67,749,409 in 2009, and $96,759,988 in 2008 .  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,379,140 in 2010, $8,360,812 in 2009, and $15,852,244 in 2008 .  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on the scheduled premium.   The scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 105% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

If the Face Amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2010 ) that received payment or accrued a payment amount with respect to variable product business during 2010 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2010 were $0.19 and $3,732,624, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits.  Prudential’s pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status.  In its insurance operations, Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada.  The complaint is brought on behalf of Nevada beneficiaries of life insurance policies sold by Prudential for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts that earn interest and are subject to withdrawal in whole or in part at any time by the beneficiaries.  The complaint alleges that by failing to disclose material information about the accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest. In February 2011, plaintiff appealed the dismissal.  As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed.  In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois.  The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts.  In January 2011, the case was removed to the United States District Court for the Southern District of Illinois.  In July 2010, a purported nationwide class action that makes allegations similar to those in the Garcia and Phillips actions relating to retained asset accounts of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces, Lucey et al. v. Prudential Insurance Company of America, was filed in the United States District Court for the District of Massachusetts.  The complaint challenges the use of retained asset accounts to settle death benefit claims, asserting violations of federal and state law, breach of contract and fraud and seeking compensatory and treble damages and equitable relief.  In October 2010, Prudential filed a motion to dismiss the complaint.  In November 2010, a second purported nationwide class action brought on behalf of the same beneficiaries of the VA Contract, Phillips v. Prudential Insurance Company of America and Prudential Financial, Inc., was filed in the United States District Court for the District of New Jersey, and makes substantially the same claims.  In November and December 2010, two additional actions brought on behalf of the same putative class, alleging substantially the same claims and the same relief, Garrett v. The Prudential Insurance Company of America and Prudential Financial, Inc. and Witt v. The Prudential Insurance Company of America were filed in the United States District Court for the District of New Jersey. In February 2011, Phillips, Garrett and Witt were transferred to the United States District Court for the Western District of Massachusetts by the Judicial Panel for Multi-District Litigation. In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, alleging that using retained asset accounts in employee welfare benefit plans to settle death benefit claims violates ERISA and seeking injunctive relief and disgorgement of profits.  Prudential has moved to dismiss the complaint.  In July 2010, Prudential, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts.  In August 2010, Prudential received a similar request for information from the State of Connecticut Attorney General’s Office.  Prudential is cooperating with these investigations.  Prudential has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts.  These matters may result in additional investigations, information requests, claims, hearings, litigation and adverse publicity.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing ("LBSF") and certain of their affiliates made a demand of Prudential Global Funding LLC ("PGF"), a subsidiary of Prudential, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/k/a Lehman Brothers Finance AG ("Lehman Switzerland"), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”).  In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements) seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable.  The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al.  In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action.  In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland's obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF's claims against LBSF and LBHI.  LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral.  In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor.  In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois.  In January 2010, the court dismissed the complaint without prejudice.  In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits.  The proposed amended complaint alleged that Prudential and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments.  In August 2010, the court denied leave to amend as to Prudential and plaintiffs subsequently filed a third amended complaint asserting claims on behalf of a purported nationwide class against a purported defendant class of ERISA welfare plans for which Prudential offset family Social Security benefits.  The action, now captioned Schultz v. Aviall, Inc. Long Term Disability Plan, asserts the same ERISA violations. In December 2010, an action alleging substantially similar ERISA violations as in the Schultz action, Koehn v. Fireman's Fund Insurance Company Long Term Disability Plan, was filed in the United States District Court for the Northern District of California.  The Koehn complaint, naming only the plan as defendant,  asserts that the defendant plan's long term disability benefits are insured by Prudential and that the terms of the plan were violated by offsetting family Social Security benefits against Prudential contract benefits.  Prudential is indemnifying the defendant plans in both Schultz and Koehn.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, Inc. (“PFI”), Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants.  In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration.  In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated.  In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues.  In June 2007, PFI and Prudential moved to dismiss the complaint.  In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims.  In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County.  Prudential participated in a court-ordered mediation that has resulted in a settlement in principle.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees.  In March 2008, the court conditionally certified a nationwide class on the federal overtime claim.  Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that Prudential failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts.  In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter.  Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws.  In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008, and moved for summary judgment on the federal overtime claims of the named plaintiffs.  In July 2010, plaintiffs filed a motion for class certification of the state law claims.  In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims.  The motion for class certification of the state law claims is pending.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”).  This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager.  Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above.  Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.  In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA.  In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.  In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007.  Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million.   By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement (approximately $8.4 million) cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA.  In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims.  At the same time, State Street moved for summary judgment on PRIAC’s complaint.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted.  It is possible that results of operations or cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on its financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges.

Contract - The individual variable life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date - The date the Contract is issued, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract.  On any date, it is equal to the sum of the amounts in all Variable Investment Options, the Real Property Account, the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.

Face Amount - The amount[s] of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Issue Age - The insured's age as of the Contract Date.

Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The address on your bill to which you are directed to send premium payments, loan payments, and payments to bring your Contract out of default.

Portfolio/Variable Investment Option - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

Separate Account - Amounts under the Contract that are allocated to the Fund held by us in a Separate Account called the Prudential Variable Appreciable Account (the "Account" or the "Registrant").  The Separate Account is set apart from all of the general assets of The Prudential Insurance Company of America.

Service Office - The mailing address of our Service Office is: P.O. Box 7390, Philadelphia, Pennsylvania 19176.

Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Series Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

The Prudential Variable Contract Real Property Account - A separate account (the "Real Property Account") that consists of a portfolio of commercial and residential real properties.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

To Learn More About Prudential’s Variable Appreciable Life®

To learn more about The Prudential Variable Appreciable Life® Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2011 , or view it online at www.prudential.com.  See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION
                                                                                                                                                                                                                         Page
GENERAL INFORMATION AND HISTORY	1
Description of The Prudential Insurance Company of America	1
Control of The Prudential Insurance Company of America	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	2
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	2
Sales to Persons 14 Years of Age or Younger	3
How a Form A (Level) Contract's Death Benefit Will Vary	3
How a Form B (Variable) Contract's Death Benefit Will Vary	3
Paying Premiums by Payroll Deduction	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	4

ADDITIONAL INFORMATION ABOUT CHARGES	5
Reduction of Charges for Concurrent Sales to Several Individuals	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	7

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	8

TABLE OF CONTENTS OF
THE VARIABLE INVESTMENT PROSPECTUSES

The Prudential Series Fund	Appendix 1
PSF Conservative Balanced Portfolio
PSF Diversified Bond Portfolio
PSF Equity Portfolio
PSF Flexible Managed Portfolio
PSF Global Portfolio
PSF Government Income Portfolio
PSF High Yield Portfolio
PSF Jennison
PSF Money Market Portfolio
PSF Natural Resources Portfolio
PSF Small Capitalization Stock Portfolio
PSF Stock Index Portfolio
PSF Value Portfolio

The Prudential Variable Contract Real Property Account	Appendix 2

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 33-20000.  The SAI contains additional information about the Prudential Variable Appreciable Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the The Prudential Variable Appreciable Life® SAI, material incorporated by reference, and other information about Prudential.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, without charge, or other documents.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-5466.

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

The Prudential’s Variable Appreciable Life Insurance
The Prudential Insurance Company of America

Variable Appreciable Life ®
Insurance Contracts

This Statement of Additional Information is not a prospectus.  Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2011 .

TABLE OF CONTENTS
                                                                                                                                                                                                                                                                                                     Page
GENERAL INFORMATION AND HISTORY	1
Description of The Prudential Insurance Company of America	1
Control of The Prudential Insurance Company of America	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	2
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	2
Sales to Persons 14 Years of Age or Younger	3
How a Form A (Level) Contract's Death Benefit Will Vary	3
How a Form B (Variable) Contract's Death Benefit Will Vary	3
Paying Premiums by Payroll Deduction	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	4

ADDITIONAL INFORMATION ABOUT CHARGES	5
Reduction of Charges for Concurrent Sales to Several Individuals	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	7

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	8

GENERAL INFORMATION AND HISTORY

Description of The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states.

Control of The Prudential Insurance Company of America

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential.  However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Prudential, Pruco Life, and Pruco Life of New Jersey have entered into an agreement under which Prudential furnishes Pruco Life and Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option.  Pruco Life and Pruco Life of New Jersey transfer to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations.  As soon as the Pruco Life or Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.  Pruco Life and Pruco Life of New Jersey pay no fees or other compensation to Prudential under this agreement.

Open Solutions, Inc. is the Service Provider of the Prudential Alliance Account Settlement Option, a contractual obligation of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102.  Check clearing is provided by JPMorgan Chase Bank, N.A. and processing support is provided by First Data Payment Services ("FDPS").  Alliance Account balances are not insured by the Federal Deposit Insurance Corporation ("FDIC").  Open Solutions, Inc., JPMorgan Chase Bank, N.A., and First Data Payment Services are not Prudential Financial companies.

On December 23, 2010, Prudential entered into an administrative Agreement with the Regulus Group, LLC ("Regulus") in which Regulus performs remittance processing services for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey").  Regulus began

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performing these administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been supplying such services previously.  Regulus is a provider of outsourced billing and payment services.  Regulus received $2,750,655 in 2010 and $223,178 in 2009 from Prudential for services rendered.  Regulus' principal business address is 450 Raritan Center Parkway, Suite B, Edison, New Jersey 08837.

Under a previous Agreement, First Tennessee Bank National Association ("First Express") provided remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, and received $2,790,008 in 2009 and $3,014,514 in 2008 for services rendered.  First Express no longer provides the remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, or any of its affiliates.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract Owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made.  A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement.  This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s Issue Age.  It represents the first day of the Contract Year and the commencement of the suicide and contestable periods for purposes of the initial Face Amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract Date.  If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above.  Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering

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purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default.  The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  See How a Form A (Level) Contract's Death Benefit Will Vary, and How a Form B (Variable) Contract’s Death Benefit Will Vary, below.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  A Contract Owner should consult with a Prudential representative before making unscheduled premium payments.

How a Form A (Level) Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B.  The Death Benefit under a Form B Contract varies with investment performance while the Death Benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.

Under a Form A Contract, the guaranteed minimum Death Benefit is equal to the Face Amount of insurance.  However, should the Death Benefit become payable while a Contract loan is outstanding, the debt will be deducted from the Death Benefit.  If the Contract is kept in-force for several years and if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  Thus, the Death Benefit under a Form A Contract will always be the greater of:

(1)	the guaranteed minimum Death Benefit; and

(2)	the Contract Fund divided by the “net single premium” per $1 of Death Benefit at the insured's Attained Age on that date.

The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes.  The following is a table of illustrative net single premiums for $1 of Death Benefit under Contracts issued on insureds in the preferred rating class.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09151 .17000 .23700 .45209 .59468	$10.93 $ 5.88 $ 4.22 $ 2.21 $ 1.68	5 25 35 55 65	.07919 .15112 .21127 .40090 .53639	$12.63 $ 6.62 $ 4.73 $ 2.49 $ 1.86

Whenever the Death Benefit is determined in this way, Prudential reserves the right to limit unScheduled Premiums to a total of $10,000 in any Contract Year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.

How a Form B (Variable) Contract's Death Benefit Will Vary

Under a Form B Contract, the Death Benefit will vary with investment experience.  Assuming no withdrawals, the Death Benefit will be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract (subject to an exception described below under which the Death Benefit is higher).  Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract.  The Tabular Contract Fund Value for each

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Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there was no Contract Debt.

Thus, under a Form B Contract with no withdrawals, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value.  If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount.  This may happen if:

(1)	investment results are greater than a 4% net return;
(2)	payments are made that are more than the Scheduled Premiums; or
(3)	smaller than maximum charges are assessed.

The Death Benefit under a Form B Contract will not fall below the initial Face Amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund Value.  Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the Death Benefit.  Again, the Death Benefit will reflect a deduction for the amount of any Contract Debt.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  Thus, the Death Benefit under a Form B Contract will always be the greater of:

(1)	the Face Amount plus the Contract Fund minus the Tabular Contract Fund Value;
(2)	the guaranteed minimum Death Benefit; and
(3)	the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.

You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts.  The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly.  Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum Death Benefit is $25,000 and the Contracts are based on unisex mortality tables.  Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

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When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Reduction of Charges for Concurrent Sales to Several Individuals

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses.  Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

(1)	the number of individuals;
(2)	the total amount of premium payments expected to be received from these Contracts;
(3)	the nature of the association between these individuals, and the expected persistency of the individual Contracts;
(4)	the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
(5)	any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis.  Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract Owners.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Face Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Prudential makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

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The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2010 ) that received payment or accrued a payment amount with respect to variable product business during 2010 .  The least amount paid or accrued and the greatest amount paid or accrued during 2010 were $0.19 and $3,732,624, respectively.

Name of Firms:

1 Financial Marketplace Securities LLC , 1717 Capital Management Company, 1st Global Capital Corp., 3 Mark Equities Inc., Ace Diversified Capital, Inc., AFA Financial Group LLC, Allstate Financial Services LLC, American Equity Investment Corp., American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Ameritas Investment Corp., Amsouth Investment Services Inc., AON Benfield Securities, Inc., Arlington Securities Inc., Askar Corp., Associated Securities Corp., Aurum Securities Corp., Ausdal Financial Partners Inc., AXA Advisors LLC, Bancnorth Investment Group Inc., BB&T Investments Services Inc., BBVA Compass Investment Solutions Inc., BCG Securities Inc., Benefit Funding Services LLC, Berthel Fisher & Co. Financial Services Inc., BG Worldwide Securities Inc., Broker Dealer Financial Services Corp., Brokers International Financial Services, Brookstone Securities, Inc., Cadaret  Grant & Co. Inc., Cambridge Investment Research Inc., Cambridge Legacy Securities LLC, Cantella & Company Inc., Cap Pro Brokerage Services Inc., Capital Analysts Inc., Capital Financial Services Inc., Capital Investment Group Inc., Capital Select Investments Corp., Catholic Financial Services Corp., CBIZ Financial Solutions Inc., CCO Investment Services, Corp., Centara Capital Securities, Inc., Centaurus Financial Inc., CFA/Lincoln Financial Advisors, CFD Investments Inc., CFG Financial Associates Inc., CIBC World Markets Corp., Citigroup Global Markets Inc., Clark Bardes Securities Inc., Clark Securities Inc., CMS Investment Resources Inc., Comerica Securities Inc., Commonwealth Financial Network, Comprehensive Asset Management & Services, Concord Equity Group LLC (The), Conservative Financial Services Inc., Coordinated Capital Securities, Cornerstone Institutional Investors Inc., CPS Financial and Insurance Services Inc., Crown Capital Securities LP, Curtis Securities LLC, Cuso Financial Services LP, Cutter & Company Brokerage Inc., CW Securities LLC, Dempsey Financial Network Inc., Dewaay Financial Network, LLC., Dolphin Securities Inc., Dunwoody Brokerage Services Inc., Edward D Jones and Company LP, Elite Securities Inc., Empire Securities Corp., Eplanning Securities Inc., Equitrust Marketing Services, LLC, Equity Services Inc., Essex Financial Services Inc., Executive Services Securities, Farmers Financial Solutions Inc., FAS Corp., Fifth Third Securities Inc., Financial Network Investment Corp., Financial West Group, Fintegra LLC, First Allied Securities Inc., First Asset Financial Inc., First Brokerage America, LLC, First Heartland Capital Inc., First State Financial Mgmt. Inc., First Wall Street Corp., Foothill Securities Inc., Fortune Financial Services Inc., Fortune Securities Inc., FPCM Securities, LLC, Franklin Financial Services Corp., FSC Securities Corp., GA Financial Inc., Geneos Wealth Management Inc., Genworth Financial Securities Corp., Girard Securities Inc., Great American Advisors Inc., Guardian Investors Services Corp., Gunn Allen Financial Inc., GWN Securities Inc., H&R Block Financial Advisors Inc., Haas Financial Products Inc., Hancock Securities Group, Hantz Financial Services, Inc., Harbor Financial Services LLC, Harbour Investments Inc., HD Vest Investment Securities Inc., Herndon Plant Oakley Limited, Horan Securities Inc., Hornor Townsend & Kent Inc., Huntleigh Securities Corp., IFG Network Securities, IMS Securities Inc., Independent Financial Group Inc., ING Financial Partners Inc., Interlink Securities Corp., Intervest Int'l Equities Corp., Invest Financial Corp. Insurance Agency Inc., Invest Financial Corp., Investacorp Inc., Investment Professionals Inc., Investors Capital Corp., Investors Security Company Inc., Iron Street Securities Inc., Janney Montgomery Scott LLC, JJB Hilliard, WL Lyons, LLC, JW Cole Financial Inc., KCD Financial Inc., KMS Financial Services, Inc., Kovack Securities Inc., Lasalle Street Securities LLC, Leaders Group Inc. (The), Legacy Financial Services Inc., Legend Equities Corp., Lifemark Securities Corp., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lincoln Investment Planning Inc., Liss Financial Services, LM Kohn & Company, Loria Financial Group LLC, LPL Financial Corp., LSY Inc. DBA American Investors Company, M Financial Securities Marketing, Inc., M Holdings Securities Inc., M&T Securities, Inc., MAFG Ria Services Inc., Medallion Investment Services Inc., Meridien Financial Group Inc., Merrill Lynch Pierce Fenner & Smith Inc., Metlife Securities, Inc., Mid Atlantic Capital Corp., MMC Securities Corp., MML Investors Services Inc., Money Concepts Capital Corp., Morgan Keegan & Company Inc., Morgan Stanley & Company Inc., Morgan Stanley DW Inc., MTL Equity Products Inc., Multi Financial Securities Corp., Mutual Service Corp., Mutual Trust Company of America Sec., MWA Financial Services Inc., National Planning Corp., NBC Securities Inc., New England Securities, Newport Group Securities Inc., Next Financial Group Inc., NFP Securities Inc., Northland Securities Inc., Northwestern Mutual Investment Services, NPB Financial Group, LLC, NRP Financial, Inc., NYLife Securities, Oberweis Securities, Ogilvie Security Advisors Corp., Olde Economie Financial Consultants Ltd., One Securities Corp., OneAmerica Securities Inc., Pacific West Securities Inc., Packerland Brokerage Services Inc., Pan American Financial Services Inc., Papalia Securities, Inc., Park Avenue Securities LLC, Partnervest Securities Inc., Pension Planners Securities Inc., PJ Robb Variable Corp., Primevest Financial Services Inc., Princor Financial Services, Private Client Services LLC, Private Consulting Group Inc., Private Placement Insurance Products, LL, Proequities Inc., Prospera Financial Services, Inc., Purshe Kaplan Sterling Investments Inc., QA3 Financial Corp., Quest Capital Strategies Inc., Questar Capital Corp., RA Bench, Rampart Financial Services Inc., Raymond James & Associates Inc., RBC Capital Markets Corp., Resource Horizons Group LLC, Retirement Capital Group Securities Inc., RMIN Securities Inc., Robert W Baird & Co. Inc., Royal Alliance

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Associates Inc., Rydex Distributors Inc., Sagepoint Financial, Inc., Sammons Securities Company LLC, SCF Securities Inc., Securian Financial Services Inc., Securities America Inc., Securities Service Network Inc., Sigma Financial Corp., Signal Securities Inc., Signator Investors Inc., SII Investments Inc., SMH Capital, Inc., Smith, Brown & Groover Inc., Source Capital Group Inc., Southern Financial Group Inc., Southwest Securities Inc., Springboard Securities Inc., SSI Equity Services Inc., Stanley Laman Group Securities LLC, Stephens Inc., Stifel Nicolaus & Co. Inc., Stone & Youngberg LLC, Summit Brokerage Services, Inc., Summit Equities Inc., Sunset Financial Services Inc., Superior Financial Services Inc., Symetra Investment Services Inc., Syndicated Capital Inc., Synergy Investment Group LLC, TBN Securities & Insurance Services Inc., TD Wealth Management Services, TFS Securities Inc., The Enterprise Securities Company, The Investment Center Inc., The Leaders Group Inc., The New Penfacs, Inc., The ON Equity Sales Company, The Strategic Financial Alliance Inc., Thoroughbred Financial Services LLC, Tower Square Securities Inc., Trading Services Group Inc., Transamerica Financial Advisors, Inc., Triad Advisors Inc., Trustmont Financial Group, Inc., UBS Financial Services Inc., United Planners Financial Services, United Securities Alliance Inc., Univest Investments Inc., USA Advanced Planners, Inc., USA Financial Securities Corp., USALLIANZ Securities Inc., USI Securities Inc., Uvest Investment Services Inc., Valmark Securities Inc., Veravest Investments Inc., VFIC Securities Inc., VSR Financial Services Inc., Wachovia Insurance Services Broker Dealer, Wall Street Financial Group Inc., Walnut Street Securities, Waterstone Financial Group Inc., Wells Fargo Advisors LLC, Wells Fargo Brokerage Services LLC, Wells Fargo Investments LLC, Western Equity Group Inc., Windham Financial Services Inc., Woodbury Financial Services Inc., Workman Securities Corp, World Equity Group, Worth Financial Group Inc., WRP Investments Inc., WS Griffith Securities Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and the financial statements of The Prudential Variable Appreciable Account as of December 31, 2010 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

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Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if Prudential’s Variable Appreciable Life® had been investing in that Subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Prudential’s Variable Appreciable Life® are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

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FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2010

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at value	$148,490,649	$$229,517,734	$1,367,698,726	$1,061,014,546
Net Assets ..	$148,490,649	$229,517,734	$1,367,698,726	$1,061,014,546
NET ASSETS, representing:
Accumulation units	$148,490,649	$229,517,734	$1,367,698,726	$1,061,014,546
	$148,490,649	$229,517,734	$1,367,698,726	$1,061,014,546
Units outstanding ..	71,621,530	54,166,352	219,106,241	235,381,281
Portfolio shares held ..	14,849,065	19,667,329	55,260,555	67,883,208
Portfolio net asset value per share	$10.00	$11.67	$24.75	$15.63
Investment in portfolio shares, at cost	$148,493,483	$212,595,798	$1,236,956,834	$1,069,906,657

STATEMENT OF OPERATIONS

For the period ended December 31, 2010

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
INVESTMENT INCOME
Dividend income ..	$51,265	$9,449,527	$9,909,502	$22,519,292
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1,064,639	1,618,638	9,212,440	7,561,708
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	1,064,639	1,618,638	9,212,440	7,561,708
NET INVESTMENT INCOME (LOSS)	(1,013,374)	7,830,889	697,062	14,957,584
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	2,848,361	0	0
Realized gain (loss) on shares redeemed	0	97,356	(11,925,394)	(6,512,119)
Net change in unrealized gain (loss) on investments	0	9,792,441	147,448,046	99,525,261
NET GAIN (LOSS) ON INVESTMENTS	0	12,738,158	135,522,652	93,013,142
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,013,374)	$20,569,047	$136,219,714	$107,970,726

The accompanying notes are an integral part of these financial statements.
A1

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio	Prudential			Prudential
	High Yield	Prudential	Prudential	Natural	Prudential
	Bond	Stock Index	Value	Resources	Global
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
$911,796,460	$132,268,363	$980,115,929	$539,208,875	$702,596,843	$300,596,435
$911,796,460	$132,268,363	$980,115,929	$539,208,875	$702,596,843	$300,596,435
$911,796,460	$132,268,363	$980,115,929	$539,208,875	$702,596,843	$300,596,435
$911,796,460	$132,268,363	$980,115,929	$539,208,875	$702,596,843	$300,596,435

232,932,091	32,278,392	161,924,881	76,972,648	31,874,018	130,230,296
57,130,104	26,139,993	31,243,734	31,643,713	14,844,641	16,257,244
$15.96	$5.06	$31.37	$17.04	$47.33	$18.49
$821,042,815	$134,596,709	$693,422,883	$533,105,425	$341,303,304	$272,252,511
		SUBACCOUNTS (Continued)
Prudential	Prudential			Prudential
Conservative	High Yield	Prudential	Prudential	Natural	Prudential
Balanced	Bond	Stock Index	Value	Resources	Global
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
$21,216,624	$10,581,358	$15,909,076	$4,295,008	$2,470,590	$4,322,387
6,527,722	920,524	6,222,537	3,551,377	4,222,242	1,850,421
0	0	0	0	0	0
6,527,722	920,524	6,222,537	3,551,377	4,222,242	1,850,421
14,688,902	9,660,834	9,686,539	743,631	(1,751,652)	2,471,966
0	0	0	0	0	0
998,308	(4,283,383)	(4,373,435)	(9,319,391)	(18,461,291)	(5,317,867)
75,146,312	10,351,734	114,893,879	71,271,108	169,735,705	35,096,996
76,144,620	6,068,351	110,520,444	61,951,717	151,274,414	29,779,129
$90,833,522	$15,729,185	$120,206,983	$62,695,348	$149,522,762	$32,251,095

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT STATEMENT OF NET ASSETS December 31, 2010

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at value	$111,677,802	$456,709,938	$281,044,386	$1,438,668
Net Assets	$111,677,802	$456,709,938	$281,044,386	$1,438,668
NET ASSETS, representing:
Accumulation units	$111,677,802	$456,709,938	$281,044,386	$1,438,668
	$111,677,802	$456,709,938	$281,044,386	$1,438,668
Units outstanding	30,310,895	159,802,211	68,838,680	1,014,075
Portfolio shares held	9,283,275	19,634,993	16,273,560	103,650
Portfolio net asset value per share	$12.03	$23.26	$17.27	$13.88
Investment in portfolio shares, at cost	$105,836,041	$385,710,555	$234,144,083	$1,081,186

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
INVESTMENT INCOME
Dividend income	$3,208,783	$1,799,074	$2,001,414	$12,355
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	803,957	2,951,752	1,703,900	9,314
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	803,957	2,951,752	1,703,900	9,314
NET INVESTMENT INCOME (LOSS)	2,404,826	(1,152,678)	297,514	3,041
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	2,671,964	0	0	4,118
Realized gain (loss) on shares redeemed	40,783	(8,883,957)	(3,054,320)	(30,576)
Net change in unrealized gain (loss) on investments	1,565,923	55,901,637	59,394,848	226,597
NET GAIN (LOSS) ON INVESTMENTS	4,278,670	47,017,680	56,340,528	200,139
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,683,496	$45,865,002	$56,638,042	$203,180

The accompanying notes are an integral part of these financial statements.
A3

SUBACCOUNTS (Continued)

Janus Aspen Janus Portfolio - Institutional Shares	MFS Growth Series - Initial Class	American Century VP Value Fund	Prudential SP Davis Value Portfolio	Prudential SP Small Cap Value Portfolio	Janus Aspen Janus Portfolio - Service Shares
$7,270,860	$2,723,775	$2,247,041	$0	$3,079,616	$230,730
$7,270,860	$2,723,775	$2,247,041	$0	$3,079,616	$230,730
$7,270,860	$2,723,775	$2,247,041	$0	$3,079,616	$230,730
$7,270,860	$2,723,775	$2,247,041	$0	$3,079,616	$230,730
4,565,804	1,530,211	1,047,811	0	1,979,898	187,634
299,706	110,319	383,454	0	250,783	9,602
$24.26	$24.69	$5.86	$0.00	$12.28	$24.03
$5,587,988	$1,778,346	$2,205,110	$0	$2,369,704	$163,986
SUBACCOUNTS (Continued)
Janus Aspen Janus Portfolio - Institutional Shares	MFS Growth Series - Initial Class	American Century VP Value Fund	Prudential SP Davis Value Portfolio	Prudential SP Small Cap Value Portfolio	Janus Aspen Janus Portfolio - Service Shares
$70,002	$2,847	$47,418	$0	$16,633	$950
38,563	14,677	12,899	3,535	23,579	2,522
0	0	0	0	0	0
38,563	14,677	12,899	3,535	23,579	2,522
31,439	(11,830)	34,519	(3,535)	(6,946)	(1,572)
0	0	0	0	0	0
(38,568)	633	(143,800)	243,780	(135,482)	(11,868)
895,920	358,774	377,040	(172,360)	778,122	45,855
857,352	359,407	233,240	71,420	642,640	33,987
$888,791	$347,577	$267,759	$67,885	$635,694	$32,415

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF NET ASSETS December 31, 2010

		SUBACCOUNTS
	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Growth Asset Allocation Portfolio

ASSETS
Investment in the portfolios, at value	$0	$0	$1,235,592	$1,454,107
Net Assets	$0	$0	$1,235,592	$1,454,107
NET ASSETS, representing:
Accumulation units	$0	$0	$1,235,592	$1,454,107
	$0	$0	$1,235,592	$1,454,107
Units outstanding	0	0	611,978	1,021,649
Portfolio shares held	0	0	159,637	162,289
Portfolio net asset value per share	$0.00	$0.00	$7.74	$8.96
Investment in portfolio shares, at cost	$0	$0	$939,745	$1,407,484
STATEMENT OF OPERATIONS
For the period ended December 31, 2010
		SUBACCOUNTS
	Prudential SP		Prudential
	Strategic	Prudential SP	SP Prudential	Prudential SP
	Partners	Mid Cap	U.S. Emerging	Growth Asset
	Focused Growth	Growth	Growth	Allocation
	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividend income	$0	$0	$4,787	$27,835
EXPENSES
Charges to contract owners for assuming mortality risk
and expense risk and for administration	2,599	1,057	9,600	10,663
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	2,599	1,057	9,600	10,663
NET INVESTMENT INCOME (LOSS)	(2,599)	(1,057)	(4,813)	17,172
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	100,841	94,096	6,797	(66,656)
Net change in unrealized gain (loss) on investments	(102,538)	(49,142)	186,660	216,127
NET GAIN (LOSS) ON INVESTMENTS	(1,697)	44,954	193,457	149,471
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,296)	$43,897	$188,644	$166,643

The accompanying notes are an integral part of these financial statements.
A5

SUBACCOUNTS (Continued)

Prudential SP			AST T. Rowe
International	Prudential SP	AST Marsico	Price Large-		AST Small-Cap
Growth	International	Capital Growth	Cap Growth	AST Large-Cap	Growth
Portfolio	Value Portfolio	Portfolio	Portfolio	Value Portfolio	Portfolio
$2,562,242	$4,294,613	$142,125	$1,107,545	$502,815	$1,891,270
$2,562,242	$4,294,613	$142,125	$1,107,545	$502,815	$1,891,270
$2,562,242	$4,294,613	$142,125	$1,107,545	$502,815	$1,891,270
$2,562,242	$4,294,613	$142,125	$1,107,545	$502,815	$1,891,270
1,670,446	2,668,524	15,242	101,446	61,639	155,284
493,688	625,126	7,349	89,462	37,749	92,709
$5.19	$6.87	$19.34	$12.38	$13.32	$20.40
$2,156,526	$3,673,647	$114,670	$960,793	$344,697	$1,505,379
		SUBACCOUNTS (Continued)
Prudential SP			AST T. Rowe
International	Prudential SP	AST Marsico	Price Large-		AST Small-Cap
Growth	International	Capital Growth	Cap Growth	AST Large-Cap	Growth
Portfolio	Value Portfolio	Portfolio	Portfolio	Value Portfolio	Portfolio
$40,495	$80,070	$782	$0	$4,869	$3,196
21,924	32,942	1,141	5,374	4,006	12,042
0	0	0	0	0	0
21,924	32,942	1,141	5,374	4,006	12,042
18,571	47,128	(359)	(5,374)	863	(8,846)
0	0	0	0	0	0
(378,972)	(158,468)	(13,977)	52,696	(10,858)	(7,688)
639,941	472,273	35,669	98,504	66,054	460,186
260,969	313,805	21,692	151,200	55,196	452,498
$279,540	$360,933	$21,333	$145,826	$56,059	$443,652
The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF NET ASSETS
December 31, 2010
		SUBACCOUNTS
		AST	AST	AST
	AST PIMCO	Aggressive	Balanced	Preservation
	Total	Asset	Asset	Asset
	Return Bond	Allocation	Allocation	Allocation
	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investment in the portfolios, at value	$6,506,059	$1,306,477	$1,277,572	$576,379
Net Assets	$6,506,059	$1,306,477	$1,277,572	$576,379
NET ASSETS, representing:
Accumulation units	$6,506,059	$1,306,477	$1,277,572	$576,379
	$6,506,059	$1,306,477	$1,277,572	$576,379
Units outstanding	613,367	112,573	113,318	52,419
Portfolio shares held	535,038	139,880	114,993	49,054
Portfolio net asset value per share	$12.16	$9.34	$11.11	$11.75
Investment in portfolio shares, at cost	$6,290,610	$1,130,109	$1,141,171	$527,645
STATEMENT OF OPERATIONS
For the period ended December 31, 2010
		SUBACCOUNTS
		AST	AST	AST
	AST PIMCO	Aggressive	Balanced	Preservation
	Total	Asset	Asset	Asset
	Return Bond	Allocation	Allocation	Allocation
	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividend income	$117,796	$5,797	$9,301	$7,774
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration
	56,807	10,258	9,595	4,136
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	56,807	10,258	9,595	4,136
NET INVESTMENT INCOME (LOSS)	60,989	(4,461)	(294)	3,638
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	113,796	0	0	0
Realized gain (loss) on shares redeemed	12,735	1,675	5,166	3,410
Net change in unrealized gain (loss) on investments	231,640	159,309	129,676	46,859
NET GAIN (LOSS) ON INVESTMENTS	358,171	160,984	134,842	50,269
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$419,160	$156,523	$134,548	$53,907

The accompanying notes are an integral part of these financial statements.
A7

[This page intentionally left blank.]

A8

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
		SUBACCOUNTS
	Prudential Money Market		Prudential Diversified Bond
	Portfolio		Portfolio
	01/01/2010	01/01/2009	01/01/2010	01/01/2009
	to	to	to	to
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
OPERATIONS
Net investment income (loss)	$(1,013,374)	$(498,595)	$7,830,889	$7,672,455
Capital gains distributions received	0	0	2,848,361	3,377,403
Realized gain (loss) on shares redeemed	0	0	97,356	(1,016,875)
Net change in unrealized gain (loss)
on investments	0	0	9,792,441	24,488,710
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,013,374)	(498,595)	20,569,047	34,521,693
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,750,960	14,717,238	13,407,175	14,632,653
Policy loans	(4,271,662)	(5,371,685)	(4,694,204)	(4,514,243)
Policy loan repayments and interest	5,156,703	6,146,364	4,250,062	4,745,356
Surrenders, withdrawals and death benefits	(24,756,608)	(26,763,003)	(11,244,604)	(15,853,585)
Net transfers between other subaccounts or fixed
rate option	11,968,790	8,747,936	5,767,873	7,068,312
Withdrawal and other charges	(7,831,580)	(8,941,144)	(9,480,877)	(9,925,977)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(7,983,397)	(11,464,294)	(1,994,575)	(3,847,484)
TOTAL INCREASE (DECREASE) IN NET
ASSETS	(8,996,771)	(11,962,889)	18,574,472	30,674,209
NET ASSETS
Beginning of period	157,487,420	169,450,309	210,943,262	180,269,053
End of period	$148,490,649	$157,487,420	$229,517,734	$210,943,262

Beginning units	76,091,577	81,375,566	54,662,544	55,975,690
Units issued	29,393,901	33,812,904	8,619,125	9,343,952
Units redeemed	(33,863,948)	(39,096,893)	(9,115,317)	(10,657,098)
Ending units	71,621,530	76,091,577	54,166,352	54,662,544

The accompanying notes are an integral part of these financial statements.
A9

SUBACCOUNTS (Continued)

		Prudential Flexible Managed		Prudential Conservative Balanced
Prudential Equity Portfolio		Portfolio		Portfolio
01/01/2010	01/01/2009	01/01/2010	01/01/2009	01/01/2010	01/01/2009
to	to	to	to	to	to
12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009
$697,062	$9,338,261	$14,957,584	$24,240,505	$14,688,902	$23,392,605
0	0	0	0	0	0
(11,925,394)	(48,729,576)	(6,512,119)	(25,712,918)	998,308	(9,200,751)
147,448,046	390,777,032	99,525,261	160,828,965	75,146,312	124,455,174
136,219,714	351,385,717	107,970,726	159,356,552	90,833,522	138,647,028
94,644,016	113,654,623	74,060,828	88,564,203	60,211,067	73,430,514
(31,790,033)	(30,421,461)	(23,189,962)	(22,245,389)	(17,340,696)	(17,864,440)
33,339,225	39,358,207	24,257,518	29,284,709	18,597,980	21,702,058
(64,721,929)	(103,021,838)	(46,756,013)	(80,424,761)	(36,728,702)	(67,289,896)
(23,102,234)	(18,111,166)	(14,691,077)	(18,977,245)	(16,385,903)	(16,973,140)
(59,412,428)	(62,572,790)	(48,965,188)	(52,579,420)	(40,722,724)	(44,134,477)
(51,043,383)	(61,114,425)	(35,283,894)	(56,377,903)	(32,368,978)	(51,129,381)
85,176,331	290,271,292	72,686,832	102,978,649	58,464,544	87,517,647
1,282,522,395	992,251,103	988,327,714	885,349,065	853,331,916	765,814,269
$1,367,698,726	$1,282,522,395	$1,061,014,546	$988,327,714	$911,796,460	$853,331,916

228,516,134	242,180,217	243,745,031	259,855,363	241,710,541	258,075,423
23,691,092	35,197,111	23,901,045	33,378,391	22,793,304	31,432,758
(33,100,985)	(48,861,194)	(32,264,795)	(49,488,723)	(31,571,754)	(47,797,640)
219,106,241	228,516,134	235,381,281	243,745,031	232,932,091	241,710,541

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
		SUBACCOUNTS
	Prudential High Yield Bond		Prudential Stock Index
	Portfolio		Portfolio
	01/01/2010	01/01/2009	01/01/2010	01/01/2009
	to	to	to	to
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
OPERATIONS
Net investment income (loss)	$9,660,834	$8,898,701	$9,686,539	$16,332,833
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(4,283,383)	(5,947,598)	(4,373,435)	(21,780,886)
Net change in unrealized gain (loss)
on investments	10,351,734	34,948,959	114,893,879	188,173,813
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,729,185	37,900,062	120,206,983	182,725,760
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,258,177	8,314,193	56,473,663	70,962,919
Policy loans	(2,975,148)	(2,587,835)	(17,757,624)	(17,755,012)
Policy loan repayments and interest	2,780,450	3,655,969	18,991,195	23,402,799
Surrenders, withdrawals and death benefits	(6,167,935)	(9,204,071)	(38,348,430)	(58,991,847)
Net transfers between other subaccounts or fixed
rate option	(63,232)	5,391,355	(19,419,281)	(24,128,729)
Withdrawal and other charges	(5,364,954)	(5,439,227)	(32,852,037)	(35,363,949)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(4,532,642)	130,384	(32,912,514)	(41,873,819)
TOTAL INCREASE (DECREASE) IN NET
ASSETS	11,196,543	38,030,446	87,294,469	140,851,941
NET ASSETS
Beginning of period	121,071,820	83,041,374	892,821,460	751,969,519
End of period	$132,268,363	$121,071,820	$980,115,929	$892,821,460

Beginning units	33,719,991	33,216,519	167,907,872	178,098,891
Units issued	4,227,914	7,625,076	15,505,671	23,744,627
Units redeemed	(5,669,513)	(7,121,604)	(21,488,662)	(33,935,646)
Ending units	32,278,392	33,719,991	161,924,881	167,907,872

The accompanying notes are an integral part of these financial statements.
A11

SUBACCOUNTS (Continued)

		Prudential Natural Resources
Prudential Value Portfolio		Portfolio		Prudential Global Portfolio
01/01/2010	01/01/2009	01/01/2010	01/01/2009	01/01/2010	01/01/2009
to	to	to	to	to	to
12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009
$743,631	$5,673,920	$(1,751,652)	$(13,241)	$2,471,966	$5,243,267
0	0	0	55,510,506	0	0
(9,319,391)	(32,106,698)	(18,461,291)	(44,213,726)	(5,317,867)	(14,637,507)
71,271,108	173,960,543	169,735,705	249,188,536	35,096,996	74,576,438
62,695,348	147,527,765	149,522,762	260,472,075	32,251,095	65,182,198
32,516,779	39,587,095	17,950,032	20,089,648	17,762,655	21,485,727
(11,710,861)	(11,441,723)	(14,714,267)	(13,524,655)	(6,248,257)	(5,618,445)
11,559,940	14,302,135	12,645,281	14,417,816	5,387,941	6,905,363
(25,833,834)	(40,612,295)	(26,545,288)	(37,942,741)	(12,904,521)	(18,519,775)
(6,824,629)	(8,374,467)	(5,202,842)	(3,775,556)	(4,137,875)	(3,285,544)
(21,006,341)	(22,016,528)	(17,346,720)	(17,888,837)	(9,945,850)	(10,674,885)
(21,298,946)	(28,555,783)	(33,213,804)	(38,624,325)	(10,085,907)	(9,707,559)
41,396,402	118,971,982	116,308,958	221,847,750	22,165,188	55,474,639
497,812,473	378,840,491	586,287,885	364,440,135	278,431,247	222,956,608
$539,208,875	$497,812,473	$702,596,843	$586,287,885	$300,596,435	$278,431,247

80,091,093	85,822,383	33,793,440	36,897,557	135,136,857	141,237,662
8,696,109	12,110,474	3,022,265	4,681,281	13,617,559	20,416,235
(11,814,554)	(17,841,764)	(4,941,687)	(7,785,398)	(18,524,120)	(26,517,040)
76,972,648	80,091,093	31,874,018	33,793,440	130,230,296	135,136,857

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
		SUBACCOUNTS
	Prudential Government Income
	Portfolio		Prudential Jennison Portfolio
	01/01/2010	01/01/2009	01/01/2010	01/01/2009
	to	to	to	to
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
OPERATIONS
Net investment income (loss)	$2,404,826	$2,559,583	$(1,152,678)	$(96,501)
Capital gains distributions received	2,671,964	379,590	0	0
Realized gain (loss) on shares redeemed	40,783	(237,763)	(8,883,957)	(22,780,468)
Net change in unrealized gain (loss)
on investments	1,565,923	4,523,484	55,901,637	151,539,502
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,683,496	7,224,894	45,865,002	128,662,533
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,962,736	7,905,535	38,955,482	45,313,574
Policy loans	(2,442,781)	(2,628,283)	(12,299,053)	(11,584,531)
Policy loan repayments and interest	2,764,262	3,123,079	11,752,448	13,607,166
Surrenders, withdrawals and death benefits	(6,046,757)	(9,198,019)	(26,054,783)	(34,523,861)
Net transfers between other subaccounts or fixed
rate option	(442,355)	1,540,800	(7,818,960)	(6,414,098)
Withdrawal and other charges	(4,727,477)	(5,379,604)	(21,590,408)	(22,969,179)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(3,932,372)	(4,636,492)	(17,055,274)	(16,570,929)
TOTAL INCREASE (DECREASE) IN NET
ASSETS	2,751,124	2,588,402	28,809,728	112,091,604
NET ASSETS
Beginning of period	108,926,678	106,338,276	427,900,210	315,808,606
End of period	$111,677,802	$108,926,678	$456,709,938	$427,900,210

Beginning units	31,384,050	32,797,415	166,411,868	174,340,538
Units issued	4,517,637	5,918,033	21,957,113	31,660,064
Units redeemed	(5,590,792)	(7,331,398)	(28,566,770)	(39,588,734)
Ending units	30,310,895	31,384,050	159,802,211	166,411,868

The accompanying notes are an integral part of these financial statements.
A13

SUBACCOUNTS (Continued)

Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio		Janus Aspen Janus Portfolio - Institutional Shares

01/01/2010	01/01/2009	01/01/2010	01/01/2009	01/01/2010	01/01/2009
to	to	to	to	to	to
12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009
$297,514	$2,246,909	$3,041	$28,547	$31,439	$(2,865)
0	19,587,379	4,118	0	0	0
(3,054,320)	(9,688,725)	(30,576)	(77,221)	(38,568)	(239,278)
59,394,848	33,117,919	226,597	601,183	895,920	1,846,695
56,638,042	45,263,482	203,180	552,509	888,791	1,604,552
17,125,690	20,868,223	181,412	199,184	864,355	906,313
(6,565,665)	(6,387,804)	(87,941)	(30,153)	(193,958)	(94,272)
6,211,846	7,269,504	10,422	7,578	32,603	20,304
(14,119,932)	(19,887,433)	(63,201)	(54,676)	(150,345)	(84,018)
438,531	(4,101,165)	(317,545)	21,296	(74,058)	(23,996)
(10,622,312)	(10,672,029)	(114,675)	(117,388)	(491,151)	(475,017)
(7,531,842)	(12,910,704)	(391,528)	25,841	(12,554)	249,314
49,106,200	32,352,778	(188,348)	578,350	876,237	1,853,866
231,938,186	199,585,408	1,627,016	1,048,666	6,394,623	4,540,757
$281,044,386	$231,938,186	$1,438,668	$1,627,016	$7,270,860	$6,394,623
71,061,902	76,027,275	1,304,713	1,273,890	4,571,245	4,399,958
9,894,256	13,430,408	155,880	247,861	634,828	768,383
(12,117,478)	(18,395,781)	(446,518)	(217,038)	(640,269)	(597,096)
68,838,680	71,061,902	1,014,075	1,304,713	4,565,804	4,571,245

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
		SUBACCOUNTS
	MFS Growth Series - Initial Class
			American Century VP Value Fund
	01/01/2010	01/01/2009	01/01/2010	01/01/2009
	to	to	to	to
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
OPERATIONS
Net investment income (loss)	$(11,830)	$(5,993)	$34,519	$99,010
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	633	(65,482)	(143,800)	(159,825)
Net change in unrealized gain (loss)
on investments	358,774	745,248	377,040	429,718
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	347,577	673,773	267,759	368,903
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	331,584	334,667	267,610	305,352
Policy loans	(179,159)	(94,095)	(80,174)	(66,333)
Policy loan repayments and interest	24,032	20,966	15,994	16,168
Surrenders, withdrawals and death benefits	(95,098)	(68,058)	(122,334)	(119,744)
Net transfers between other subaccounts or fixed
rate option	(25,028)	(7,436)	(215,340)	(15,587)
Withdrawal and other charges	(183,442)	(187,582)	(156,344)	(165,279)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(127,111)	(1,538)	(290,588)	(45,423)
TOTAL INCREASE (DECREASE) IN NET
ASSETS	220,466	672,235	(22,829)	323,480
NET ASSETS
Beginning of period	2,503,309	1,831,074	2,269,870	1,946,390
End of period	$2,723,775	$2,503,309	$2,247,041	$2,269,870
Beginning units	1,612,417	1,614,163	1,193,456	1,219,313
Units issued	228,683	283,750	149,355	203,516
Units redeemed	(310,889)	(285,496)	(295,000)	(229,373)
Ending units	1,530,211	1,612,417	1,047,811	1,193,456
** Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.
A15

SUBACCOUNTS (Continued)

				Janus Aspen Janus Portfolio -
Prudential SP Davis Value Portfolio		Prudential SP Small Cap Value Portfolio		Service Shares
01/01/2010	01/01/2009	01/01/2010	01/01/2009	01/01/2010	01/01/2009
to	to	to	to	to	to
04/30/2010**	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009
$(3,535)	$8,159	$(6,946)	$13,206	$(1,572)	$(1,506)
0	0	0	0	0	0
243,780	(107,645)	(135,482)	(137,973)	(11,868)	(27,058)
(172,360)	402,399	778,122	740,186	45,855	114,608
67,885	302,913	635,694	615,419	32,415	86,044
30,257	69,412	58,814	59,621	4,281	10,849
(1,767)	(1,586)	(24,502)	(4,444)	0	0
183	1,099	3,477	11,513	0	0
(8,445)	(24,646)	(28,014)	(11,682)	(42,366)	(37)
(1,352,570)	(13,664)	(135,037)	302,334	(79,219)	(39,205)
(20,204)	(57,717)	(149,275)	(101,320)	(7,517)	(7,969)
(1,352,546)	(27,102)	(274,537)	256,022	(124,821)	(36,362)
(1,284,661)	275,811	361,157	871,441	(92,406)	49,682
1,284,661	1,008,850	2,718,459	1,847,018	323,136	273,454
$0	$1,284,661	$3,079,616	$2,718,459	$230,730	$323,136
1,045,958	1,069,099	2,187,532	1,926,678	297,574	339,441
147,471	431,532	386,213	472,776	23,144	20,705
(1,193,429)	(454,673)	(593,847)	(211,922)	(133,084)	(62,572)
0	1,045,958	1,979,898	2,187,532	187,634	297,574

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Prudential SP Strategic Partners Focused Growth Portfolio		Prudential SP Mid Cap Growth Portfolio
	01/01/2010 to 04/30/2010**	01/01/2009 to 12/31/2009	01/01/2010 to 04/30/2010**	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$ (2,599)	$ (5,787)	$ (1,057)	$ (2,725)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	100,841	(34,136)	94,096	(111,091)
Net change in unrealized gain (loss) on investments	(102,538)	286,637	(49,142)	202,347
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,296)	246,714	43,897	88,531
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,976	26,657	3,808	18,500
Policy loans	(5,225)	(136)	(445)	(1,187)
Policy loan repayments and interest	4,197	16,068	105	380
Surrenders, withdrawals and death benefits	0	0	(626)	(8,001)
Net transfers between other subaccounts or fixed rate option	(900,588)	356,897	(429,652)	617
Withdrawal and other charges	(33,436)	(78,431)	(4,228)	(12,327)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(932,076)	321,055	(431,038)	(2,018)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(936,372)	567,769	(387,141)	86,513
NET ASSETS
Beginning of period	936,372	368,603	387,141	300,628
End of period	$ 0	$936,372	$ 0	$ 387,141
Beginning units	753,235	423,174	393,905	399,006
Units issued	8,844	413,484	292,692	1,566,969
Units redeemed	(762,079)	(83,423)	(686,597)	(1,572,070)
Ending units	0	753,235	0	393,905

** Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

SUBACCOUNTS (Continued)
Prudential SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Growth Asset Allocation Portfolio		Prudential SP International Growth Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ (4,813)	$ (6,303)	$ 17,172	$ 17,298	$ 18,571	$ 30,011
0	0	0	17,398	0	0
6,797	(670,934)	(66,656)	(102,073)	(378,972)	(599,543)

186,660	1,140,515	216,127	346,921	639,941	1,286,002

188,644	463,278	166,643	279,544	279,540	716,470

46,119	47,406	91,765	93,743	26,152	64,671
(8,163)	(4,615)	(1,886)	(1,931)	(18,084)	(3,596)
1,386	10,652	431	415	5,408	17,688
(36,220)	(1,248,805)	(28,480)	(24,440)	(25,319)	(22,097)

51,337	6,511	(64,310)	(15,951)	(443,079)	(231,737)
(58,634)	(407,741)	(62,311)	(55,562)	(72,912)	(130,663)

(4,175)	(1,596,592)	(64,791)	(3,726)	(527,834)	(305,734)

184,469	(1,133,314)	101,852	275,818	(248,294)	410,736

1,051,123	2,184,437	1,352,255	1,076,437	2,810,536	2,399,800
$1,235,592	$1,051,123	$1,454,107	$1,352,255	$2,562,242	$2,810,536
624,008	1,826,909	1,074,494	1,070,883	2,071,459	2,405,251
804,783	145,203	132,170	172,647	257,022	176,540
(816,813)	(1,348,104)	(185,015)	(169,036)	(658,035)	(510,332)
611,978	624,008	1,021,649	1,074,494	1,670,446	2,071,459

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Prudential SP International Value Portfolio		AST Marsico Capital Growth Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$ 47,128	$ 75,646	$ (359)	$ (482)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(158,468)	(242,268)	(13,977)	(70,890)
Net change in unrealized gain (loss) on investments	472,273	1,119,476	35,669	107,001
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	360,933	952,854	21,333	35,629
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	114,465	116,083	9,507	11,923
Policy loans	(19,374)	(3,284)	(3,284)	(3,235)
Policy loan repayments and interest	11,521	49,126	935	875
Surrenders, withdrawals and death benefits	(11,022)	(29,797)	0	(201)
Net transfers between other subaccounts or fixed rate option	223,592	308,727	(133,476)	41,446
Withdrawal and other charges	(260,785)	(219,465)	(7,839)	(14,167)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	58,397	221,390	(134,157)	36,641
TOTAL INCREASE (DECREASE) IN NET ASSETS	419,330	1,174,244	(112,824)	72,270
NET ASSETS
Beginning of period	3,875,283	2,701,039	254,949	182,679
End of period	$4,294,613	$3,875,283	$142,125	$254,949
Beginning units	2,644,927	2,418,804	32,527	29,985
Units issued	360,156	504,478	2,833	19,145
Units redeemed	(336,559)	(278,355)	(20,118)	(16,603)
Ending units	2,668,524	2,644,927	15,242	32,527

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

SUBACCOUNTS (Continued)
AST T. Rowe Price Large-Cap Growth Portfolio		AST Large-Cap Value Portfolio		AST Small-Cap Growth Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ (5,374)	$ (2,255)	$ 863	$ 8,429	$ (8,846)	$ (8,169)
0	0	0	0	0	0
52,696	(21,807)	(10,858)	(203,482)	(7,688)	(14,850)

98,504	137,203	66,054	258,237	460,186	325,287

145,826	113,141	56,059	63,184	443,652	302,268

20,703	15,273	13,169	11,501	21,504	13,177
(316)	(30)	(10,040)	(487)	(5,671)	(2,672)
116	85	7,790	839	1,941	904
(4,965)	(4,147)	(160)	(9,843)	(1,112)	(1,915)

597,225	164,441	(12,066)	1,290	231,263	89,352
(83,231)	(8,824)	(28,437)	(26,100)	(42,978)	(29,404)

529,532	166,798	(29,744)	(22,800)	204,947	69,442

675,358	279,939	26,315	40,384	648,599	371,710

432,187	152,248	476,500	436,116	1,242,671	870,961
$1,107,545	$432,187	$502,815	$ 476,500	$1,891,270	$1,242,671
45,424	24,333	65,552	71,047	137,984	128,368
230,336	94,635	6,572	111,900	36,930	14,399
(174,314)	(73,544)	(10,485)	(117,395)	(19,630)	(4,783)
101,446	45,424	61,639	65,552	155,284	137,984

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	AST PIMCO Total Return Bond Portfolio		AST Aggressive Asset Allocation Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$ 60,989	$ (4,128)	$ (4,461)	$ (1,321)
Capital gains distributions received	113,796	0	0	0
Realized gain (loss) on shares redeemed	12,735	(7)	1,675	(1)
Net change in unrealized gain (loss) on investments	231,640	(16,191)	159,309	17,059
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	419,160	(20,326)	156,523	15,737
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	65,618	1,226	35,088	933
Policy loans	(13,267)	(116)	(233)	(28)
Policy loan repayments and interest	1,880	92	298	22
Surrenders, withdrawals and death benefits	(30,931)	(22,753)	(24,759)	0
Net transfers between other subaccounts or fixed rate option	(122,660)	6,367,004	(6,843)	1,149,757
Withdrawal and other charges	(128,314)	(10,554)	(17,857)	(2,161)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(227,674)	6,334,899	(14,306)	1,148,523
TOTAL INCREASE (DECREASE) IN NET ASSETS	191,486	6,314,573	142,217	1,164,260
NET ASSETS
Beginning of period	6,314,573	0	1,164,260	0
End of period	$6,506,059	$6,314,573	$1,306,477	$1,164,260
Beginning units	635,662	0	114,000	0
Units issued	91,914	640,067	3,964	114,759
Units redeemed	(114,209)	(4,405)	(5,391)	(759)
Ending units	613,367	635,662	112,573	114,000

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

SUBACCOUNTS (Continued)
AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ (294)	$ (813)	$ 3,638	$ (421)
0	0	0	0
5,166	(17)	3,410	28

129,676	6,724	46,859	1,875

134,548	5,894	53,907	1,482

206,707	7,584	40,471	1,916
(32,908)	(12)	(581)	(43)
1,602	32	507	81
(194,562)	0	(151,840)	0

433,283	830,133	205,032	509,382
(111,383)	(3,346)	(77,075)	(6,860)

302,739	834,391	16,514	504,476

437,287	840,285	70,421	505,958

840,285	0	505,958	0
$1,277,572	$840,285	$576,379	$505,958
83,016	0	50,498	0
65,679	83,349	23,406	51,186
(35,377)	(333)	(21,485)	(688)
113,318	83,016	52,419	50,498

The accompanying notes are an integral part of these financial statements.
A22

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

December 31, 2010

Note 1:General

The Prudential Variable Appreciable Account (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“PFI”), was established on August 11, 1987 by a resolution of Prudential’s Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential’s other assets. Proceeds from the purchases of Prudential Variable Appreciable Life (“PVAL”), Prudential Survivorship Preferred (“SVUL”) and Prudential Variable Universal Life (“VUL”) contracts are invested in the Account.

The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are thirty-four subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund (the “Series fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Options available to The Prudential Variable Appreciable Account contracts which invest in a corresponding portfolio of the Series Fund are: as follows:

Prudential Series Fund
Money Market Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Conservative Balanced Portfolio
High Yield Bond Portfolio
Stock Index Portfolio
Value Portfolio
Natural Resources Portfolio
Global Portfolio
Government Income Portfolio
Jennison Portfolio
Small Capitalization Stock Portfolio
SP Davis Value Portfolio
SP Small Cap Value Portfolio
SP Strategic Partners Focused Growth Portfolio
SP Mid Cap Growth Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Growth Asset Allocation Portfolio
SP International Growth Portfolio
SP International Value Portfolio

Advanced Series Trust
AST Marsico Capital Growth Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Total Return Bond Portfolio
AST Aggressive Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
American Century Variable Portfolios
Value Fund
Janus Aspen Series
Janus Portfolio — Institutional Shares
Janus Portfolio — Service Shares
MFS Variable Insurance Trust
Growth Series — Initial Class
T. Rowe Price
International Stock Portfolio

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential. Each of the variable investment options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

A23

Note 1:General (Continued)

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2009 as net transfers between subaccounts. The transfers occurred as follows:

April 30, 2010	Removed Portfolio	Surviving Portfolio
	Prudential SP Mid Cap Growth Portfolio	Prudential SP Prudential U.S. Emerging Growth Portfolio
Shares	85,600	199,488
Value	$ 5.00	$ 7.00
Net assets before merger	$428,001	$ 968,416
Net assets after merger	$ 0	$1,396,417

	Prudential SP Davis Value Portfolio	Prudential Value Portfolio
Shares	146,117	32,586,769
Value	$ 9.15	$ 16.19
Net assets before merger	$1,336,974	$526,242,816
Net assets after merger	$ 0	$527,579,791

	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential Jennison Portfolio
Shares	131,307	20,237,263
Value	$ 6.88	$ 21.65
Net assets before merger	$903,394	$437,233,351
Net assets after merger	$ 0	$438,136,745

Note 2:Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Account adopted this guidance effective January 1, 2010. The required disclosures are provided in Note 3.

                                                                                                                                                          A24

Note 2:Significant Accounting Policies (Continued)

Investments — The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:Fair Value

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 — Fair value is based on quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data.

Level 3 — Fair value is based on unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2010. All funds have been classified as level 1 with the exception of proprietary funds, consisting of all AST and PruSeries funds, and any non-proprietary funds not available for public investment, as listed below.

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
Proprietary Funds (AST & PruSeries)	$0	$7,248,673,099	$0	$7,248,673,099
Janus Aspen Janus Portfolio - Service Shares	$0	$ 230,730	$0	$ 230,730
Janus Aspen Janus Portfolio - Institutional Shares	$0	$ 7,270,860	$0	$ 7,270,860

During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time.

                                                                                                                                                          A25

Note 4:Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$30,244,813	$(39,292,849)
Prudential Diversified Bond Portfolio	$10,071,845	$(13,685,047)
Prudential Equity Portfolio	$17,138,220	$(77,394,043)
Prudential Flexible Managed Portfolio	$10,092,113	$(52,937,715)
Prudential Conservative Balanced Portfolio	$ 7,877,521	$(46,774,231)
Prudential High Yield Bond Portfolio	$ 4,112,557	$ (9,565,724)
Prudential Stock Index Portfolio	$12,699,840	$(51,834,891)
Prudential Value Portfolio	$ 9,072,267	$(33,922,591)
Prudential Natural Resources Portfolio	$ 8,118,933	$(45,554,980)
Prudential Global Portfolio	$ 5,218,915	$(17,155,242)
Prudential Government Income Portfolio	$ 4,620,057	$ (9,356,385)
Prudential Jennison Portfolio	$10,410,187	$(30,417,213)
Prudential Small Capitalization Stock Portfolio	$ 7,663,572	$(16,899,314)
T. Rowe Price International Stock Portfolio	$ 103,809	$ (504,651)
Janus Aspen Janus Portfolio - Institutional Shares	$ 649,732	$ (700,849)
MFS VIT Growth Series - Initial Class	$ 182,735	$ (324,522)
American Century VP Value Fund	$ 149,730	$ (453,218)
Prudential SP Davis Value Portfolio	$ 168,377	$ (1,524,458)
Prudential SP Small Cap Value Portfolio	$ 484,633	$ (782,750)
Janus Aspen Janus Portfolio - Service Shares	$ 25,312	$ (152,654)
Prudential SP Strategic Partners Focused Growth Portfolio	$ 10,352	$ (945,027)
Prudential SP Mid Cap Growth Portfolio	$ 289,897	$ (721,993)
Prudential SP Prudential U.S. Emerging Growth Portfolio	$ 1,396,749	$ (1,410,524)
Prudential SP Growth Asset Allocation Portfolio	$ 152,421	$ (227,875)
Prudential SP International Growth Portfolio	$ 356,374	$ (906,131)
Prudential SP International Value Portfolio	$ 541,459	$ (516,004)
AST Marsico Capital Growth Portfolio	$ 21,173	$ (156,470)
AST T. Rowe Price Large-Cap Growth Portfolio	$ 2,179,491	$ (1,655,332)
AST Large-Cap Value Portfolio	$ 48,119	$ (81,870)
AST Small-Cap Growth Portfolio	$ 387,919	$ (195,012)
AST PIMCO Total Return Bond Portfolio	$ 936,648	$ (1,221,129)
AST Aggressive Asset Allocation Portfolio	$ 41,145	$ (65,709)
AST Balanced Asset Allocation Portfolio	$ 658,883	$ (365,738)
AST Preservation Asset Allocation Portfolio	$ 242,066	$ (229,687)

                                                                                                                                                          A26

Note 6:Related Party Transactions

PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment   Managers   have   responsibility   for  all   investment   advisory  services  and  supervise  the  subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

Note 7:Financial Highlights

Prudential sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Prudential and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Prudential as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Money Market Portfolio
December 31, 2010	71,622	$1.42960	to	$2.17287	148,491	0.03%	0.60%	to	0.90%	–0.88%	to	–0.52%
December 31, 2009	76,092	$1.44106	to	$2.18425	157,487	0.40%	0.60%	to	0.90%	–0.50%	to	–0.19%
December 31, 2008	81,376	$1.44687	to	$2.18847	169,450	2.60%	0.60%	to	0.90%	1.73%	to	2.04%
December 31, 2007	78,737	$1.41813	to	$2.14468	161,047	4.93%	0.60%	to	0.90%	4.11%	to	4.44%
December 31, 2006	74,752	$1.35814	to	$2.05352	144,870	4.64%	0.60%	to	0.90%	3.82%	to	4.13%

                                                                                                                                                          A27

Note 7:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Diversified Bond Portfolio
December 31, 2010	54,166	$2.22918	to	$4.50011	229,518	4.22%	0.60%	to	0.90%	9.59%	to	9.91%
December 31, 2009	54,663	$2.02819	to	$4.09439	210,943	4.72%	0.60%	to	0.90%	19.43%	to	19.79%
December 31, 2008	55,976	$1.69315	to	$3.41803	180,269	5.19%	0.60%	to	0.90%	–4.32%	to	–4.03%
December 31, 2007	57,024	$1.76433	to	$3.56167	191,053	5.06%	0.60%	to	0.90%	4.76%	to	5.07%
December 31, 2006	59,776	$1.67919	to	$3.38976	190,309	4.91%	0.60%	to	0.90%	4.04%	to	4.36%
	Prudential Equity Portfolio
December 31, 2010	219,106	$1.92526	to	$6.60373	1,367,699	0.79%	0.60%	to	0.90%	10.90%	to	11.23%
December 31, 2009	228,516	$1.73088	to	$5.93680	1,282,522	1.60%	0.60%	to	0.90%	36.94%	to	37.35%
December 31, 2008	242,180	$1.26021	to	$4.32262	992,251	1.44%	0.60%	to	0.90%	–38.71%	to	–38.53%
December 31, 2007	254,580	$2.05004	to	$7.03187	1,699,457	1.07%	0.60%	to	0.90%	8.34%	to	8.67%
December 31, 2006	265,037	$1.88658	to	$6.47089	1,630,000	1.10%	0.60%	to	0.90%	11.56%	to	11.90%
	Prudential Flexible Managed Portfolio
December 31, 2010	235,381	$1.80184	to	$4.72374	1,061,015	2.24%	0.60%	to	0.90%	11.04%	to	11.37%
December 31, 2009	243,745	$1.61803	to	$4.24151	988,328	3.48%	0.60%	to	0.90%	18.88%	to	19.24%
December 31, 2008	259,855	$1.35704	to	$3.55724	885,349	2.96%	0.60%	to	0.90%	–25.49%	to	–25.27%
December 31, 2007	270,315	$1.81592	to	$4.76007	1,234,892	2.37%	0.60%	to	0.90%	5.40%	to	5.72%
December 31, 2006	281,637	$1.71765	to	$4.50247	1,215,560	1.96%	0.60%	to	0.90%	11.17%	to	11.50%
	Prudential Conservative Balanced Portfolio
December 31, 2010	232,932	$1.82185	to	$4.09360	911,796	2.44%	0.60%	to	0.90%	10.75%	to	11.09%
December 31, 2009	241,711	$1.64005	to	$3.68531	853,332	3.76%	0.60%	to	0.90%	18.94%	to	19.30%
December 31, 2008	258,075	$1.37489	to	$3.08922	765,814	3.43%	0.60%	to	0.90%	–22.11%	to	–21.87%
December 31, 2007	269,072	$1.75988	to	$3.95410	1,023,369	2.95%	0.60%	to	0.90%	5.17%	to	5.49%
December 31, 2006	279,923	$1.66835	to	$3.74835	1,009,556	2.53%	0.60%	to	0.90%	9.45%	to	9.78%
	Prudential High Yield Bond Portfolio
December 31, 2010	32,278	$2.10440	to	$4.40302	132,268	8.38%	0.60%	to	0.90%	13.03%	to	13.38%
December 31, 2009	33,720	$1.85600	to	$3.88374	121,072	9.47%	0.60%	to	0.90%	45.85%	to	46.29%
December 31, 2008	33,217	$1.26883	to	$2.65488	83,041	8.70%	0.60%	to	0.90%	–22.97%	to	–22.74%
December 31, 2007	35,121	$1.64253	to	$3.43647	113,772	7.11%	0.60%	to	0.90%	1.71%	to	2.00%
December 31, 2006	36,309	$1.61051	to	$3.36918	115,600	7.85%	0.60%	to	0.90%	9.26%	to	9.61%
	Prudential Stock Index Portfolio
December 31, 2010	161,925	$1.93168	to	$6.44411	980,116	1.76%	0.60%	to	0.90%	13.56%	to	13.90%
December 31, 2009	167,908	$1.69594	to	$5.65762	892,821	2.81%	0.60%	to	0.90%	24.95%	to	25.32%
December 31, 2008	178,099	$1.35329	to	$4.51451	751,970	2.25%	0.60%	to	0.90%	–37.50%	to	–37.32%
December 31, 2007	182,659	$2.15890	to	$7.20200	1,226,725	1.60%	0.60%	to	0.90%	4.16%	to	4.47%
December 31, 2006	194,210	$2.06659	to	$6.89400	1,243,463	1.64%	0.60%	to	0.90%	14.52%	to	14.86%
	Prudential Value Portfolio
December 31, 2010	76,973	$2.50599	to	$7.51674	539,209	0.86%	0.60%	to	0.90%	12.84%	to	13.18%
December 31, 2009	80,091	$2.21412	to	$6.64126	497,812	2.06%	0.60%	to	0.90%	40.66%	to	41.08%
December 31, 2008	85,822	$1.56943	to	$4.70735	378,840	1.86%	0.60%	to	0.90%	–42.81%	to	–42.64%
December 31, 2007	91,174	$2.73606	to	$8.20645	702,974	1.40%	0.60%	to	0.90%	2.26%	to	2.57%
December 31, 2006	95,658	$2.66742	to	$8.00071	718,647	1.48%	0.60%	to	0.90%	18.87%	to	19.23%
	Prudential Natural Resources Portfolio
December 31, 2010	31,874	$9.30318	to	$22.90801	702,597	0.42%	0.60%	to	0.90%	26.84%	to	27.22%
December 31, 2009	33,793	$7.33430	to	$18.00633	586,288	0.72%	0.60%	to	0.90%	75.52%	to	76.05%
December 31, 2008	36,898	$4.17855	to	$10.22806	364,440	0.78%	0.60%	to	0.90%	–53.42%	to	–53.28%
December 31, 2007	39,719	$8.97121	to	$21.89377	840,600	0.63%	0.60%	to	0.90%	46.97%	to	47.41%
December 31, 2006	41,386	$6.10429	to	$14.85267	594,588	1.88%	0.60%	to	0.90%	21.11%	to	21.47%

                                                                                                                                                          A28

Note 7:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Global Portfolio
December 31, 2010	130,230	$1.80416	to	$2.34543	300,596	1.56%	0.60%	to	0.90%	11.74%	to	12.08%
December 31, 2009	135,137	$1.60977	to	$2.09283	278,431	2.88%	0.60%	to	0.90%	30.22%	to	30.61%
December 31, 2008	141,238	$1.23256	to	$1.60237	222,957	1.80%	0.60%	to	0.90%	–43.43%	to	–43.26%
December 31, 2007	145,582	$2.17237	to	$2.82411	405,180	1.12%	0.60%	to	0.90%	9.49%	to	9.82%
December 31, 2006	144,223	$1.97822	to	$2.57168	365,827	0.63%	0.60%	to	0.90%	18.58%	to	18.94%
	Prudential Government Income Portfolio
December 31, 2010	30,311	$2.03984	to	$3.79159	111,678	2.87%	0.60%	to	0.90%	6.03%	to	6.35%
December 31, 2009	31,384	$1.92384	to	$3.56518	108,927	3.09%	0.60%	to	0.90%	6.75%	to	7.07%
December 31, 2008	32,797	$1.80202	to	$3.32980	106,338	4.02%	0.60%	to	0.90%	3.37%	to	3.68%
December 31, 2007	32,222	$1.74314	to	$3.21159	100,166	4.45%	0.60%	to	0.90%	4.75%	to	5.06%
December 31, 2006	33,573	$1.66408	to	$3.05682	99,549	4.87%	0.60%	to	0.90%	2.82%	to	3.12%
	Prudential Jennison Portfolio
December 31, 2010	159,802	$2.04042	to	$2.94085	456,710	0.43%	0.60%	to	0.90%	10.95%	to	11.28%
December 31, 2009	166,412	$1.83360	to	$2.64268	427,900	0.67%	0.60%	to	0.90%	41.76%	to	42.18%
December 31, 2008	174,341	$1.28966	to	$1.85874	315,809	0.52%	0.60%	to	0.90%	–37.84%	to	–37.65%
December 31, 2007	181,368	$2.06863	to	$2.98128	527,528	0.30%	0.60%	to	0.90%	11.00%	to	11.33%
December 31, 2006	190,683	$1.85818	to	$2.67788	498,612	0.30%	0.60%	to	0.90%	0.88%	to	1.18%
	Prudential Small Capitalization Stock Portfolio
December 31, 2010	68,839	$3.49934	to	$4.16370	281,044	0.81%	0.60%	to	0.90%	24.81%	to	25.18%
December 31, 2009	71,062	$2.80376	to	$3.32627	231,938	1.84%	0.60%	to	0.90%	24.07%	to	24.44%
December 31, 2008	76,027	$2.25989	to	$2.67299	199,585	1.15%	0.60%	to	0.90%	–31.65%	to	–31.45%
December 31, 2007	80,929	$3.30649	to	$3.89928	310,179	0.59%	0.60%	to	0.90%	–1.42%	to	–1.13%
December 31, 2006	85,348	$3.35417	to	$3.94365	330,940	0.59%	0.60%	to	0.90%	13.65%	to	13.99%
	T. Rowe Price International Stock Portfolio
December 31, 2010	1,014	$1.41870	to	$1.41870	1,439	0.79%	0.60%	to	0.60%	13.77%	to	13.77%
December 31, 2009	1,305	$1.24703	to	$1.24703	1,627	2.81%	0.60%	to	0.60%	51.49%	to	51.49%
December 31, 2008	1,274	$0.82320	to	$0.82320	1,049	2.02%	0.60%	to	0.60%	–49.01%	to	–49.01%
December 31, 2007	1,325	$1.61437	to	$1.61437	2,139	1.40%	0.60%	to	0.60%	12.36%	to	12.36%
December 31, 2006	1,379	$1.43677	to	$1.43677	1,982	1.22%	0.60%	to	0.60%	18.38%	to	18.38%
	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2010	4,566	$1.59246	to	$1.59246	7,271	1.08%	0.60%	to	0.60%	13.84%	to	13.84%
December 31, 2009	4,571	$1.39888	to	$1.39888	6,395	0.54%	0.60%	to	0.60%	35.55%	to	35.55%
December 31, 2008	4,400	$1.03200	to	$1.03200	4,541	0.75%	0.60%	to	0.60%	–40.08%	to	–40.08%
December 31, 2007	4,276	$1.72228	to	$1.72228	7,365	0.73%	0.60%	to	0.60%	14.40%	to	14.40%
December 31, 2006	4,176	$1.50548	to	$1.50548	6,287	0.50%	0.60%	to	0.60%	10.72%	to	10.72%
	MFS Growth Series – Initial Class
December 31, 2010	1,530	$1.78000	to	$1.78000	2,724	0.12%	0.60%	to	0.60%	14.65%	to	14.65%
December 31, 2009	1,612	$1.55252	to	$1.55252	2,503	0.31%	0.60%	to	0.60%	36.86%	to	36.86%
December 31, 2008	1,614	$1.13438	to	$1.13438	1,831	0.23%	0.60%	to	0.60%	–37.79%	to	–37.79%
December 31, 2007	1,666	$1.82350	to	$1.82350	3,038	0.00%	0.60%	to	0.60%	20.45%	to	20.45%
December 31, 2006	1,716	$1.51395	to	$1.51395	2,598	0.00%	0.60%	to	0.60%	7.25%	to	7.25%
	American Century VP Value Fund
December 31, 2010	1,048	$2.14451	to	$2.14451	2,247	2.20%	0.60%	to	0.60%	12.75%	to	12.75%
December 31, 2009	1,193	$1.90193	to	$1.90193	2,270	5.65%	0.60%	to	0.60%	19.15%	to	19.15%
December 31, 2008	1,219	$1.59630	to	$1.59630	1,946	2.45%	0.60%	to	0.60%	–27.21%	to	–27.21%
December 31, 2007	1,232	$2.19302	to	$2.19302	2,702	1.55%	0.60%	to	0.60%	–5.71%	to	–5.71%
December 31, 2006	1,209	$2.32585	to	$2.32585	2,811	1.35%	0.60%	to	0.60%	17.95%	to	17.95%

                                                                                                                                                          A29

Note 7:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential SP Davis Value Portfolio (Expired April 30, 2010)
December 31, 2010	0	$1.28352	to	$1.31435	0	0.00%	0.60%	to	0.90%	5.11%	to	5.21%
December 31, 2009	1,046	$1.22115	to	$1.24931	1,285	1.59%	0.60%	to	0.90%	30.10%	to	30.49%
December 31, 2008	1,069	$0.93864	to	$0.95743	1,009	1.41%	0.60%	to	0.90%	–40.42%	to	–40.24%
December 31, 2007	937	$1.57535	to	$1.60214	1,482	0.79%	0.60%	to	0.90%	3.65%	to	3.95%
December 31, 2006	932	$1.51992	to	$1.54125	1,420	1.87%	0.60%	to	0.90%	14.00%	to	14.34%
	Prudential SP Small Cap Value Portfolio
December 31, 2010	1,980	$1.55216	to	$1.59336	3,080	0.61%	0.60%	to	0.90%	25.14%	to	25.51%
December 31, 2009	2,188	$1.24033	to	$1.26947	2,718	1.49%	0.60%	to	0.90%	29.63%	to	30.03%
December 31, 2008	1,927	$0.95679	to	$0.97631	1,847	1.10%	0.60%	to	0.90%	–31.12%	to	–30.91%
December 31, 2007	1,921	$1.38908	to	$1.41320	2,673	0.75%	0.60%	to	0.90%	–4.48%	to	–4.21%
December 31, 2006	1,921	$1.45430	to	$1.47528	2,799	0.56%	0.60%	to	0.90%	13.58%	to	13.93%
	Janus Aspen Janus Portfolio – Service Shares
December 31, 2010	188	$1.22968	to	$1.22968	231	0.34%	0.90%	to	0.90%	13.24%	to	13.24%
December 31, 2009	298	$1.08590	to	$1.08590	323	0.37%	0.90%	to	0.90%	34.79%	to	34.79%
December 31, 2008	339	$0.80560	to	$0.80560	273	0.40%	0.90%	to	0.90%	–40.40%	to	–40.40%
December 31, 2007	600	$1.35169	to	$1.35169	812	0.87%	0.90%	to	0.90%	13.77%	to	13.77%
December 31, 2006	161	$1.18814	to	$1.18814	192	0.29%	0.90%	to	0.90%	10.14%	to	10.14%
	Prudential SP Strategic Partners Focused Growth Portfolio (Expired April 30, 2010)
December 31, 2010	0	$1.23588	to	$1.26573	0	0.00%	0.60%	to	0.90%	–0.44%	to	–0.34%
December 31, 2009	753	$1.24133	to	$1.27005	936	0.00%	0.60%	to	0.90%	42.86%	to	43.27%
December 31, 2008	423	$0.86890	to	$0.88645	369	0.00%	0.60%	to	0.90%	–38.97%	to	–38.78%
December 31, 2007	391	$1.42362	to	$1.44798	558	0.00%	0.60%	to	0.90%	14.21%	to	14.56%
December 31, 2006	371	$1.24647	to	$1.26395	464	0.00%	0.60%	to	0.90%	–1.54%	to	–1.25%
	Prudential SP Mid Cap Growth Portfolio (Expired April 30, 2010)
December 31, 2010	0	$1.07783	to	$1.10386	0	0.00%	0.60%	to	0.90%	10.54%	to	10.64%
December 31, 2009	394	$0.97505	to	$0.99770	387	0.00%	0.60%	to	0.90%	30.31%	to	30.71%
December 31, 2008	399	$0.74827	to	$0.76327	301	0.00%	0.60%	to	0.90%	–43.08%	to	–42.91%
December 31, 2007	661	$1.31463	to	$1.33691	872	0.18%	0.60%	to	0.90%	15.17%	to	15.51%
December 31, 2006	883	$1.14151	to	$1.15736	1,011	0.00%	0.60%	to	0.90%	–2.81%	to	–2.53%
	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2010	612	$2.00503	to	$2.05721	1,236	0.42%	0.60%	to	0.90%	19.36%	to	19.72%
December 31, 2009	624	$1.67979	to	$1.71837	1,051	0.43%	0.60%	to	0.90%	40.62%	to	41.05%
December 31, 2008	1,827	$1.19460	to	$1.21827	2,184	0.30%	0.60%	to	0.90%	–36.80%	to	–36.61%
December 31, 2007	2,125	$1.89006	to	$1.92190	4,019	0.35%	0.60%	to	0.90%	15.77%	to	16.12%
December 31, 2006	2,457	$1.63265	to	$1.65517	4,014	0.00%	0.60%	to	0.90%	8.60%	to	8.93%
	Prudential SP Growth Asset Allocation Portfolio
December 31, 2010	1,022	$1.40848	to	$1.44523	1,454	2.04%	0.60%	to	0.90%	12.89%	to	13.22%
December 31, 2009	1,074	$1.24768	to	$1.27647	1,352	2.25%	0.60%	to	0.90%	25.09%	to	25.46%
December 31, 2008	1,071	$0.99745	to	$1.01740	1,076	1.76%	0.60%	to	0.90%	–36.92%	to	–36.74%
December 31, 2007	990	$1.58136	to	$1.60825	1,577	1.61%	0.60%	to	0.90%	8.25%	to	8.57%
December 31, 2006	909	$1.46083	to	$1.48126	1,337	1.65%	0.60%	to	0.90%	11.88%	to	12.22%
	Prudential SP International Growth Portfolio
December 31, 2010	1,670	$1.53081	to	$1.57109	2,562	1.62%	0.60%	to	0.90%	12.99%	to	13.33%
December 31, 2009	2,071	$1.35485	to	$1.38631	2,811	2.12%	0.60%	to	0.90%	35.92%	to	36.33%
December 31, 2008	2,405	$0.99677	to	$1.01686	2,400	1.57%	0.60%	to	0.90%	–50.74%	to	–50.59%
December 31, 2007	2,225	$2.02355	to	$2.05803	4,507	0.89%	0.60%	to	0.90%	18.48%	to	18.83%
December 31, 2006	1,653	$1.70796	to	$1.73186	2,826	0.82%	0.60%	to	0.90%	19.96%	to	20.33%

                                                                                                                                                          A30

Note 7:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential SP International Value Portfolio
December 31, 2010	2,669	$1.60633	to	$1.64809	4,295	2.12%	0.60%	to	0.90%	9.82%	to	10.15%
December 31, 2009	2,645	$1.46270	to	$1.49623	3,875	3.20%	0.60%	to	0.90%	31.18%	to	31.57%
December 31, 2008	2,419	$1.11505	to	$1.13724	2,701	2.98%	0.60%	to	0.90%	–44.56%	to	–44.39%
December 31, 2007	2,889	$2.01130	to	$2.04511	5,816	1.89%	0.60%	to	0.90%	17.03%	to	17.38%
December 31, 2006	3,893	$1.71864	to	$1.74236	6,693	1.05%	0.60%	to	0.90%	27.95%	to	28.32%
	AST Marsico Capital Growth Portfolio (available May 1st, 2008)
December 31, 2010	15	$9.29647	to	$9.37061	142	0.56%	0.60%	to	0.90%	18.68%	to	19.04%
December 31, 2009	33	$7.83294	to	$7.87198	255	0.55%	0.60%	to	0.90%	28.60%	to	28.98%
December 31, 2008	30	$6.09083	to	$6.10302	183	0.31%	0.60%	to	0.90%	–39.73%	to	–39.61%
	AST T. Rowe Price Large-Cap Growth Portfolio (available May 1st, 2008)
December 31, 2010	101	$10.91116	to	$10.99826	1,108	0.00%	0.60%	to	0.90%	14.78%	to	15.12%
December 31, 2009	45	$9.50639	to	$9.55383	432	0.00%	0.60%	to	0.90%	52.00%	to	52.46%
December 31, 2008	24	$6.25402	to	$6.26653	152	0.13%	0.60%	to	0.90%	–38.57%	to	–38.44%
	AST Large-Cap Value Portfolio (available May 1st, 2008)
December 31, 2010	62	$8.14615	to	$8.21137	503	1.03%	0.60%	to	0.90%	12.15%	to	12.48%
December 31, 2009	66	$7.26363	to	$7.30001	477	2.82%	0.60%	to	0.90%	18.37%	to	18.72%
December 31, 2008	71	$6.13644	to	$6.14877	436	1.74%	0.60%	to	0.90%	–39.72%	to	–39.60%
	AST Small-Cap Growth Portfolio (available May 1st, 2008)
December 31, 2010	155	$12.17259	to	$12.26979	1,891	0.23%	0.60%	to	0.90%	35.20%	to	35.60%
December 31, 2009	138	$9.00344	to	$9.04834	1,243	0.05%	0.60%	to	0.90%	32.71%	to	33.11%
December 31, 2008	128	$6.78407	to	$6.79773	871	0.00%	0.60%	to	0.90%	–33.14%	to	–33.00%
	AST PIMCO Total Return Bond Portfolio (available December 7th, 2009)
December 31, 2010	613	$10.60498	to	$10.63896	6,506	1.82%	0.60%	to	0.90%	6.76%	to	7.08%
December 31, 2009	636	$9.93371	to	$9.93597	6,315	0.00%	0.60%	to	0.90%	–0.57%	to	–0.55%
	AST Aggressive Asset Allocation Portfolio (available November 16th, 2009)
December 31, 2010	113	$11.60267	to	$11.64196	1,306	0.49%	0.60%	to	0.90%	13.61%	to	13.95%
December 31, 2009	114	$10.21245	to	$10.21653	1,164	0.00%	0.60%	to	0.90%	0.01%	to	0.05%
	AST Balanced Asset Allocation Portfolio (available November 16th, 2009)
December 31, 2010	113	$11.26449	to	$11.30269	1,278	0.78%	0.60%	to	0.90%	11.31%	to	11.64%
December 31, 2009	83	$10.11979	to	$10.12386	840	0.00%	0.60%	to	0.90%	–0.21%	to	–0.17%
	AST Preservation Asset Allocation Portfolio (available November 23rd, 2009)
December 31, 2010	52	$10.97772	to	$11.01429	576	1.41%	0.60%	to	0.90%	9.58%	to	9.91%
December 31, 2009	50	$10.01755	to	$10.02101	506	0.00%	0.60%	to	0.90%	–0.19%	to	–0.15%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total

                                                                                                                                                          A31

Note 7:Financial Highlights (Continued)

return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2010 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

The expense ratio represents the annualized contract expenses of the Prudential Variable Appreciable Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality & expense charges. These fees are charged at an effective annual rate of up to 0.90%, per Contract. Expenses of the underlying Fund portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 41.5%, except that PVAL and CVAL Contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

•We charge from $0 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•We charge surrender fees that range from $0 to $5 per $1,000 of basic insurance amount plus 0% to 50% of the first year’s annual premium, except for PVUL1 Contracts, where the fees range from 0% to 26% of the lesser of target level premiums and actual premiums paid plus a range of $0 to the lesser of $5 per $1,000 of basic insurance amount and $500.

•We charge a Guaranteed Death Benefit fee of $0.01 per $1,000 of basic insurance amount.

•The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•We charge monthly administrative fees that range from $0 to $10 per Contract plus $0.01 to $0.08 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•We also charge $15 to $25 per change to the basic insurance amount.

Note 8:Other

Contract owner net payments — represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans — represent amounts borrowed by contractholders using the policy as the security for the loan.

                                                                                                                                                          A32

Policy loan repayments and interest — represent payments made by contractholders to reduce the total outstanding policy loan balance.

                                                                                                                                                          A33

Note 8:Other (Continued)

Surrenders, withdrawals, and death benefits — are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options — are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

Withdrawals and other charges — are various contract level charges as described in contract charges and features section located above.

                                                                                                                                                          A34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

The Prudential Variable Appreciable Account

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of The Prudential Variable Appreciable Account at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 12, 2011

                                                                                                                                                          A35

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position
December 31, 2010 and 2009 (in millions, except share amounts)

	2010	2009
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2010-$111,314; 2009- $105,356)	$116,558	$106,208
Trading account assets supporting insurance liabilities, at fair value	16,037	14,639
Other trading account assets, at fair value	5,177	2,865
Equity securities, available for sale, at fair value (cost: 2010-$4,243; 2009-$3,996)	5,432	4,856
Commercial mortgage and other loans	26,647	26,289
Policy loans	8,036	7,907
Other long-term investments	3,485	3,257
Short-term investments and other	3,221	4,785
Total investments	184,593	170,806
Cash and cash equivalents	3,329	7,139
Accrued investment income	1,615	1,586
Deferred policy acquisition costs	8,267	7,314
Other assets	12,623	11,510
Due from parent and affiliates	4,333	5,841
Separate account assets	159,204	132,476
Total Assets	$373,964	$336,672

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$78,821	$77,097
Policyholders' account balances	73,256	71,654
Policyholders' dividends	3,297	1,033
Securities sold under agreements to repurchase	5,885	5,735
Cash collateral for loaned securities	1,929	2,802
Income taxes	3,170	1,354
Short-term debt	1,488	2,931
Long-term debt	8,454	6,929
Other liabilities	10,397	9,680
Due to parent and affiliates	6,781	4,332
Separate account liabilities	159,204	132,476
Total liabilities	352,682	316,023

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized; issued and outstanding
at December 31, 2010 and 2009, respectively)	2	2
Additional paid-in capital	18,275	18,372
Accumulated other comprehensive income (loss)	1,244	(447)
Retained earnings	1,738	2,700
Total Prudential Insurance Company of America's equity	21,259	20,627
Noncontrolling interests	23	22
Total equity	21,282	20,649
TOTAL LIABILITIES AND EQUITY	$373,964	$336,672

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations
Years Ended December 31, 2010, 2009 and 2008 (in millions)

	2010	2009	2008
REVENUES
Premiums	$10,229	$9,633	$9,473
Policy charges and fee income	2,197	2,090	2,180
Net investment income	8,690	8,593	9,250
Other income	1,775	2,661	(113)
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(2,655)	(3,337)	(2,060)
Other-than-temporary impairments on fixed maturity securities transferred to
Other Comprehensive Income	2,261	2,004	-
Other realized investment gains (losses), net	1,657	(1,262)	580
Total realized investment gains (losses), net	1,263	(2,595)	(1,480)
Total revenues	24,154	20,382	19,310

BENEFITS AND EXPENSES
Policyholders' benefits	11,918	11,047	11,573
Interest credited to policyholders' account balances	3,314	3,648	2,203
Dividends to policyholders'	2,101	1,257	2,151
Amortization of deferred policy acquisition costs	475	483	654
General and administrative expenses	3,527	3,513	3,521
Total benefits and expenses	21,335	19,948	20,102

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	2,819	434	(792)
Income taxes:
Current	(294)	209	(284)
Deferred	1,128	(600)	(53)
Total income tax expense (benefit)	834	(391)	(337)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS
OF OPERATING JOINT VENTURES	1,985	825	(455)
Equity in earnings of operating joint ventures, net of taxes	46	1,487	(218)
INCOME (LOSS) FROM CONTINUING OPERATIONS	2,031	2,312	(673)
Income from discontinued operations, net of taxes	8	-	5
NET INCOME (LOSS)	2,039	2,312	(668)
Less: Income attributable to noncontrolling interests	1	1	2
NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$2,038	$2,311	$(670)

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity
Years Ended December 31, 2010, 2009 and 2008 (in millions)

					Total
				Accumulated	Prudential
		Additional	Retained	Other	Insurance Company
	Common	Paid-in	Earnings	Comprehensive	of America	Noncontrolling	Total
	Stock	Capital	(Deficit)	Income (Loss)	Equity	Interests	Equity
Balance, December 31, 2007	$2	$15,914	$1,980	$174	$18,070	$20	$18,090
Dividends to parent	-	-	(1,523)	-	(1,523)	-	(1,523)
Capital contribution from parent	-	785	-	-	785	-	785
Consolidations/deconsolidations of
noncontrolling interests	-	-	-	-	-	(1)	(1)
Deferred tax asset contributed to parent	-	(9)	-	-	(9)	-	(9)
Assets purchased/transferred from affiliates	-	81	-	(145)	(64)	-	(64)
Long-term stock-based compensation program	-	7	-	-	7	-	7
Impact on Company's investment in Wachovia
Securities due to addition of
A.G. Edwards business, net of tax (1)	-	1,041	-	-	1,041	-	1,041
Cummulative effect of changes in
accounting principles, net of taxes	-	-	27	-	27	-	27
Comprehensive income:
Net income	-	-	(670)	-	(670)	2	(668)
Other comprehensive income, net of tax:
Change in foreign currency translation
adjustments				(24)	(24)	-	(24)
Change in net unrealized investment gains (losses)				(5,888)	(5,888)	-	(5,888)
Change in pension and postretirement
unrecognized net periodic benefit cost				(707)	(707)	-	(707)
Other comprehensive income					(6,619)	-	(6,619)
Total comprehensive income					(7,289)	2	(7,287)

Balance, December 31, 2008	2	17,819	(186)	(6,590)	11,045	21	11,066
Capital contribution from parent	-	415	-	-	415	-	415
Assets purchased/transferred from affiliates	-	256	-	-	256	-	256
Long-term stock-based compensation program	-	(9)	-	-	(9)	-	(9)
Impact on Company's investment in Wachovia
Securities due to addition of
A.G. Edwards business, net of tax (1)	-	(109)	-	-	(109)	-	(109)
Impact of adoption of guidance for other-than-
temporary impairments of debt
securities, net of taxes	-	-	575	(575)	-	-	-
Comprehensive loss:
Net income (loss)	-	-	2,311	-	2,311	1	2,312
Other comprehensive income (loss), net of tax:
Change in foreign currency translation
adjustments				6	6	-	6
Change in net unrealized investment gains				7,332	7,332	-	7,332
Change in pension and postretirement
unrecognized net periodic benefit cost				(620)	(620)	-	(620)
Other comprehensive loss					6,718	-	6,718

See Notes to Consolidated Financial Statements

Total comprehensive income (loss)					9,029	1	9,030

Balance, December 31, 2009	2	18,372	2,700	(447)	20,627	22	20,649
Dividends to parent	-	-	(3,000)	-	(3,000)	-	(3,000)
Assets purchased/transferred from affiliates	-	(96)	-	-	(96)	-	(96)
Long-term stock-based compensation program	-	(1)	-	-	(1)	-	(1)
Comprehensive income:
Net income	-	-	2,038	-	2,038	1	2,039
Other comprehensive income, net of tax:
Change in foreign currency translation
adjustments				2	2	-	2
Change in net unrealized investment gains				1,361	1,361	-	1,361
Change in pension and postretirement
unrecognized net periodic benefit cost				328	328	-	328
Other comprehensive income					1,691	-	1,691
Total comprehensive income					3,729	1	3,730
Balance, December 31, 2010	$2	$18,275	$1,738	$1,244	$21,259	$23	$21,282

(1)	See Note 7

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows
Years Ended December 31, 2010, 2009 and 2008 (in millions)

	2010	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$2,039	$2,312	$(668)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(1,263)	2,595	1,480
Policy charges and fee income	(729)	(824)	(761)
Interest credited to policyholders' account balances	3,314	3,648	2,203
Depreciation and amortization	(264)	(53)	620
(Gains) losses on trading account assets supporting insurance liabilities, net	(468)	(1,533)	1,364
Gain on sale of joint venture in Wachovia Securities	-	(2,247)	-
Change in:
Deferred policy acquisition costs	(1,103)	(569)	(259)
Future policy benefits and other insurance liabilities	1,790	(218)	2,430
Other trading account assets	(1,369)	(407)	(2,837)
Income taxes	(188)	(90)	(779)
Other, net	(192)	523	3,209
Cash flows from operating activities	1,567	3,137	6,002
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	21,002	26,552	60,931
Equity securities, available for sale	1,676	765	2,500
Trading account assets supporting insurance liabilities and other trading account assets	37,880	37,183	26,391
Commercial mortgage and other loans	3,794	3,321	2,594
Policy loans	897	968	1,345
Other long-term investments	622	295	1,134
Short-term investments	12,685	14,604	17,949
Payments for the purchase/origination of:
Fixed maturities, available for sale	(26,662)	(24,194)	(55,223)
Equity securities, available for sale	(1,587)	(827)	(2,594)
Trading account assets supporting insurance liabilities and other trading account assets	(38,796)	(37,522)	(27,176)
Commercial mortgage and other loans	(4,090)	(2,336)	(4,770)
Policy loans	(660)	(778)	(968)
Other long-term investments	(636)	(399)	(904)
Short-term investments	(11,589)	(15,449)	(17,854)
Proceeds from sale of joint venture in Wachovia Securities	-	4,500	-
Due to/from parent and affiliates	1,401	(982)	(344)
Other, net	62	(461)	(561)
Cash flows from (used in) investing activities	(4,001)	5,240	2,450
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits	15,542	16,883	19,251
Policyholders' account withdrawals	(16,478)	(19,052)	(18,020)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(724)	(2,257)	(5,944)
Net change in financing arrangements (maturities 90 days or less)	491	(3,327)	(3,410)
Proceeds from the issuance of debt (maturities longer than 90 days)	2,343	1,929	7,534
Repayments of debt (maturities longer than 90 days)	(2,702)	(3,259)	(3,636)
Excess tax benefits from share-based payment arrangements	4	2	9
Capital contribution from parent	-	-	594
Dividends to parent	-	-	(1,523)
Other, net	176	(289)	(54)
Cash flows used in financing activities	(1,348)	(9,370)	(5,199)
Effect of foreign exchange rate changes on cash balances	(28)	9	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,810)	(984)	3,253
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	7,139	8,123	4,870
CASH AND CASH EQUIVALENTS, END OF YEAR	$3,329	$7,139	$8,123

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)	$(56)	$492	$379
Interest paid	$313	$388	$631

NON-CASH TRANSACTIONS DURING THE YEAR
Impact on Company's investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax	$-	$(109)	$1,041

See Notes to Consolidated Financial Statements

1.    BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block (see Note 12); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading. The Company also held an equity method investment in the retail securities brokerage joint venture Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), which was sold on December 31, 2009. See Note 7 for more details on this transaction.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 7 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has evaluated subsequent events through March 31, 2011, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees;  pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments, as well as the impact of the Company’s adoption on January 1, 2009 of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives, including those used by the Company in its capacity as a broker-dealer and derivative hedging positions used in a non-broker or non-dealer capacity primarily to hedge the risks related to certain products. These instruments are carried at fair value. Realized and unrealized gains and losses on these investments and on derivatives used by the Company in its capacity as a broker-dealer are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities available for sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When a loan is deemed to be impaired, any accrued but uncollectible interest on the impaired loan and other loans backed by the same collateral, if any, is charged to interest income in the period the loan is deemed to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories.  Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining our allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties, other collateralized loans, and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information.  In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, default probability and loss severity factors by property type. Historical credit migration, default and loss severity factors are updated each quarter based on the Company’s actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loaned transactions, the Company transfers either corporate debt securities, or U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.”  The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, which is generally received on a one quarter lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The

Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s broker-dealer operations are marked-to-market through “Other income.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board (“FASB”) revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its fair value to its amortized cost basis. The revised guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).” Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized to “General and administrative expense,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits, anticipated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. In addition to the gross profit components previously mentioned, we also include the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities in actual gross profits used as the basis for calculating current period amortization. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are deferred and amortized in proportion to lives insured. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, broker-dealer related receivables, trade receivables, valuation of business acquired, goodwill, deferred sales inducements, the Company’s investments in operating joint ventures, which include  the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”) and prior to its sale on December 31, 2009 included the Company’s investment in Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), property and equipment, and reinsurance recoverables. Other liabilities consist primarily of trade payables, broker-dealer related payables, pension and other employee benefit liabilities, derivative liabilities, and reinsurance payables.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA is determined by estimating the net present value of future cash flows from contracts in force in the acquired business at the date of acquisition. VOBA includes an explicit adjustment to reflect the cost of capital invested in the business. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its deferred annuity, defined contribution and defined benefit businesses. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions, including the performance of hedging programs for embedded derivatives. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to a reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 11 for additional information regarding sales inducements.

The majority of the Company’s reinsurance recoverables and payables are receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. The Company held an investment in Wachovia Securities which was sold on December 31, 2009. See Note 7 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

 Other Income

“Other income” includes asset management fees and securities and commodities commission revenues, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, realized and unrealized gains and losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments that are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-dealer or non-broker capacity in insurance and treasury operations, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of non-dealer or non-broker related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows.

Derivatives are also used in a derivative dealer or broker capacity in the Company’s global commodities group to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in “Accumulated other comprehensive income (loss)” if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value”.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The required disclosures are included above and in Note 4. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The Company will provide these required disclosures in the interim reporting period ending March 31, 2011. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 19. The Company will provide the required disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity in the interim reporting period ending March 31, 2011.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. In February 2010, the FASB issued updated guidance which defers, except for disclosure requirements, the impact of this guidance for entities that (1) possess the attributes of an investment company, (2) do not require the reporting entity to fund losses, and (3) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE’s”). The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position and results of operations. The disclosures required by this revised guidance are provided in Note 5.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009.  It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that clarifies existing guidance on accounting and reporting by an entity that experiences a decrease in ownership of a subsidiary that is a business. The updated guidance states that a decrease in ownership applies to a subsidiary or group of assets that is a business, but does not apply to a sale of in-substance real estate even if it involves a business, such as an ownership interest in a partnership whose only asset is operating real estate. This guidance also affects accounting and reporting by an entity that exchanges a group of assets that constitutes a business for an equity interest in another entity. The updated guidance also expands disclosures about fair value measurements relating to retained investments in a deconsolidated subsidiary or a preexisting interest held by an acquirer in a business combination. The updated guidance is effective in the first interim or annual reporting period ending on or after December 15, 2009, and is applied on a retrospective basis to the first period that the Company adopted the existing guidance, which was as of January 1, 2009. The Company’s adoption of this updated guidance effective December 31, 2009 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investment funds. This guidance allows companies to determine the fair value of such investments using net asset value (“NAV”) if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. This guidance does not apply to the Company’s investments in joint ventures and limited partnerships that are generally accounted for under the equity method or cost method. It is effective for the first annual or interim reporting period ending after December 15, 2009. The Company’s adoption of this guidance effective December 31, 2009 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in which a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended December 31, 2009, and the adoption did not have a material impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification TM as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective with the reporting period ending December 31, 2009 impacts the way the Company references U.S. GAAP standards in the financial statements.

In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. This guidance is effective for interim or annual periods ending after June 15, 2009. The Company’s adoption of this guidance effective with the period ending December 31, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 1.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $575 million. The disclosures required by this new guidance are provided in Note 4. See “Investments and Investment-Related Liabilities” above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this revised guidance are provided in Note 19.

In April 2009, the FASB revised the authoritative guidance for the accounting for business combinations. This new guidance requires an asset acquired or liability assumed in a business combination that arises from a contingency to be recognized at fair value at the acquisition date, if the acquisition date fair value of that asset or liability can be determined during the measurement period. If the acquisition date fair value of an asset acquired or liability assumed in a business combination that arises from a contingency cannot be determined during the measurement period, the asset or liability shall be recognized at the acquisition date using the authoritative guidance related to accounting for contingencies. This new guidance also amends disclosure requirements. This guidance is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after January 1, 2009. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2008, the FASB revised the authoritative guidance for employers’ disclosures about postretirement benefit plan assets. This new guidance requires additional disclosures about the components of plan assets, investment strategies for plan assets, significant concentrations of risk within plan assets, and requires disclosures regarding the fair value measurement of plan assets. This guidance is effective for fiscal years ending after December 15, 2009. The Company adopted this guidance effective December 31, 2009. The required disclosures are provided in Note 17.

In September 2008, the FASB Emerging Issues Task Force (“EITF”) reached consensus on an issuer’s accounting for liabilities measured at fair value with a third-party credit enhancement. This consensus concluded that (a) the issuer of a liability (including debt) with a third-party credit enhancement that is inseparable from the liability, shall not include the effect of the credit enhancement in the fair value measurement of the liability; (b) the issuer shall disclose the existence of any third-party credit enhancement on such liabilities, and (c) in the period of adoption the issuer shall disclose the valuation techniques used to measure the fair value of such liabilities and disclose any changes from valuation techniques used in prior periods. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2008, the FASB revised the authoritative guidance for the determination of the useful life of intangible assets. This new guidance amends the list of factors an entity should consider in developing renewal or extension assumptions used to determine the useful life of recognized intangible assets. This guidance is effective for fiscal years and interim periods beginning after December 15, 2008, with the guidance for determining the useful life of a recognized intangible asset being applied prospectively to intangible assets acquired after the effective date, and the disclosure requirements being applied prospectively to all intangible assets recognized as of, and after, the effective date. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosures are provided in Note 21.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position and results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2007, the FASB issued authoritative guidance for business combinations which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new guidance requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new guidance also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations.

In December 2007, the FASB issued authoritative guidance for noncontrolling interests in consolidated financial statements. This guidance changes the accounting for minority interests, which are recharacterized as noncontrolling interests and classified by the parent company as a component of equity. Upon adoption, this guidance requires retroactive adoption of the presentation and disclosure requirements for existing noncontrolling interests and prospective adoption for all other requirements. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations, but did affect financial statement presentation and disclosure.  Noncontrolling interests, previously reported as a liability, are now required to be reported as a separate component of equity on the statement of financial position. In addition, income attributable to the noncontrolling interests, which was previously reported as an expense in general and administrative expenses and reflected within income from continuing operations is now reported as a separate amount below net income.

In September 2006, the FASB issued authoritative guidance for employers’ accounting for defined benefit pension and other postretirement plans, which amended previous guidance. This revised guidance requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this guidance, along with the required disclosures, on December 31, 2006. The revised guidance also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to retained earnings of $27 million.

Future Adoption of New Accounting Pronouncements

In December 2010, the FASB issued authoritative guidance that modifies the first step of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing authoritative guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This new guidance is effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2010. The Company’s adoption of this guidance effective January 1, 2011 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

3. ACQUISITIONS AND DISPOSITIONS

Sale of investment in Wachovia Securities

On December 31, 2009 the Company completed the sale of its minority joint venture interest in Wachovia Securities. See Note 7 for more details on this transaction.

Discontinued Operations

	Income (loss) from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2010	2009	2008

	(in millions)
Real estate investments sold or held for sale(1)	$12	$1	$2
International securities operations(2)	(1)	(1)	(1)
Healthcare operations(3)	1	-	2
Income from discontinued operations before income taxes	12	-	3
Income tax benefit	4	-	(2)
Income from discontinued operations, net of taxes	$8	$-	$5

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $15 million and $3 million, respectively, at December 31, 2010 and $18 million and $5 million, respectively, at December 31, 2009.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.

(2)	International securities operations include the European retail transaction-oriented stockbrokerage and related activities of Prudential Securities Group, Inc.

(3)
The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2010 and 2008. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2010

					Other-than-
		Gross	Gross		temporary
	Amortized	Unrealized	Unrealized	Fair	impairments
	Cost	Gains	Losses	Value	in AOCI (3)

	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
government authorities and agencies	$9,467	$639	$264	$9,842	$-
Obligations of U.S. states and their political				-
subdivisions	1,792	32	47	1,777	-
Foreign government bonds	1,846	351	9	2,188	1
Corporate securities	69,547	5,581	625	74,503	(30)
Asset-backed securities(1)	11,359	157	1,542	9,974	(1,305)
Commercial mortgage-backed securities	10,525	607	19	11,113	-
Residential mortgage-backed securities(2)	6,778	400	17	7,161	(13)
Total fixed maturities, available for sale	$111,314	$7,767	$2,523	$116,558	$(1,347)
Equity securities, available for sale	$4,243	$1,240	$51	$5,432

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings.  Amount excludes $540 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	2009

					Other-than-
		Gross	Gross		temporary
	Amortized	Unrealized	Unrealized	Fair	impairments
	Cost	Gains	Losses	Value	in AOCI(3)

	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
government authorities and agencies	$6,635	$383	$300	$6,718	$-
Obligations of U.S. states and their political
subdivisions	1,304	22	42	1,284	-
Foreign government bonds	1,896	279	11	2,164	1
Corporate securities	65,739	3,622	1,217	68,144	(43)
Asset-backed securities(1)	11,353	117	2,327	9,143	(1,581)
Commercial mortgage-backed securities	9,926	178	151	9,953	-
Residential mortgage-backed securities(2)	8,503	358	59	8,802	(11)
Total fixed maturities, available for sale	$105,356	$4,959	$4,107	$106,208	$(1,634)
Equity securities, available for sale	$3,996	$940	$80	$4,856

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings.  Amount excludes $482 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2010, are as follows:

	Available for Sale
	Amortized	Fair
	Cost	Value

	(in millions)
Due in one year or less	$4,201	$4,262
Due after one year through five years	22,057	23,387
Due after five years through ten years	24,450	26,542
Due after ten years	31,944	34,119
Asset-backed securities	11,359	9,974
Commercial mortgage-backed securities	10,525	11,113
Residential mortgage-backed securities	6,778	7,161
Total	$111,314	$116,558

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2010	2009	2008

	(in millions)
Fixed maturities, available for sale
Proceeds from sales	$7,807	$12,133	$51,029
Proceeds from maturities/repayments	13,216	14,295	9,753
Gross investment gains from sales, prepayments, and maturities	580	510	715
Gross investment losses from sales and maturities	(51)	(303)	(524)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on
fixed maturities recognized in earnings (1)	$(394)	$(1,333)	$(2,060)
Writedowns for impairments on equity securities	(40)	(724)	(717)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI
	Year Ended December 31,
	2010	2009

	(in millions)

Balance, beginning of period	$1,520	$-
Credit losses remaining in retained earnings related to adoption of new
authoritative guidance on January 1, 2009	-	580
Credit loss impairments previously recognized on securities which matured, paid down,
prepaid or were sold during the period	(280)	(240)
Credit loss impairments previously recognized on securities impaired to fair value during
the period(1)	(329)	(7)
Credit loss impairment recognized in the current period on securities not previously impaired	17	570
Additional credit loss impairments recognized in the current period on securities
previously impaired	190	623
Increases due to the passage of time on previously recorded credit losses	88	35
Accretion of credit loss impairments previously recognized due to an increase in
cash flows expected to be collected	(52)	(41)
Balance, end of period	$1,154	$1,520

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2010		2009

	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

	(in millions)
Short-term investments and cash equivalents	$697	$697	$725	$725
Fixed maturities:
Corporate securities	9,472	10,006	9,117	9,418
Commercial mortgage-backed securities	2,352	2,407	1,899	1,893
Residential mortgage-backed securities(1)	1,350	1,363	1,434	1,432
Asset-backed securities(2)	1,158	1,030	1,022	857
Foreign government bonds	97	101	104	106
U.S. government authorities and agencies and obligations of U.S.
states	366	360	91	87
Total fixed maturities	14,795	15,267	13,667	13,793
Equity securities	90	73	164	121
Total trading account assets supporting insurance liabilities	$15,582	$16,037	$14,556	$14,639

(1)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” was $372 million, $1,564 million and $(1,362) million during the years ended December 31, 2010, 2009 and 2008, respectively.

Other Trading Account Assets

The following table sets forth the composition of the “Other trading account assets” at December 31:

	2010		2009
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

	(in millions)
Fixed Maturities:
Asset-backed securities	168	175	178	183
Corporate securities	151	164	152	169
Commercial mortgage-backed securities	50	52	50	52
U.S. government authorities and agencies and obligations
of U.S. states	200	202	67	71
Total fixed maturities	569	593	447	475
Equity securities	209	226	209	215
Subtotal	$778	$819	$656	$690

Derivative instruments		4,358		2,175
Total other trading account assets	$778	$5,177	$656	$2,865

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income” was $7 million, $78 million and $(48) million during the years ended December 31, 2010, 2009 and 2008, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2010		2009
	Amount	% of	Amount	% of
	(in millions)	Total	(in millions)	Total

Commercial and Agricultural mortgage loans by property type:
Office buildings	$5,259	19.6%	$5,641	21.2%
Retail stores	5,900	22.0	5,536	20.8
Apartments/Multi-Family	4,071	15.1	4,043	15.2
Industrial buildings	6,079	22.6	5,824	21.8
Hospitality	1,511	5.6	1,567	5.9
Other	2,235	8.3	2,267	8.5

Total commercial mortgage loans	25,055	93.2	24,878	93.4

Agricultural property loans	1,837	6.8	1,759	6.6
Total commercial mortgage and agricultural loans	26,892	100.0%	26,637	100.0%
Valuation allowance	(374)		(478)

Total net commercial mortgage and agricultural loans	26,518		26,159

Other loans
Uncollateralized loans	121		121
Residential property loans	8		10
Other collateralized loans	-		-

Total other loans	129		131
Valuation allowance	-		(1)

Total net other loans	129		130

Total commercial mortgage and other loans	$26,647		$26,289
The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (25%), New York (11%) and Texas (7%) at December 31, 2010.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2010	2009	2008

	(in millions)
Allowance for losses, beginning of year	$479	$168	$84
Addition to / (release of) allowance for losses	(105)	411	84
Charge-offs, net of recoveries	-	(100)	-
Change in foreign exchange	-	-	-

Allowance for losses, end of year	$374	$479	$168

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of December 31, 2010:

	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

Allowance for Credit Losses:	(in millions)
Ending Balance: individually evaluated
for impairment	$141	$-	$-	$-	$-	$141
Ending Balance: collectively evaluated
for impairment	225	8	-	-	-	233
Ending Balance: loans acquired with
deteriorated credit quality	-	-	-	-	-	-
Total Ending Balance	$366	$8	$-	$-	$-	$374

Recorded Investment:(1)
Ending balance gross of reserves:
individually evaluated for impairment	$845	$31	$-	$-	$-	$876
Ending balance gross of reserves:
collectively evaluated for impairment	24,210	1,806	8	-	121	26,145
Ending balance gross of reserves: loans
acquired with deteriorated credit
quality	-	-	-	-	-	-
Total Ending Balance, gross of reserves	$25,055	$1,837	$8	$-	$121	$27,021

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, 2010 are as follows:

Impaired Commercial Mortgage and Other Loans
	Year Ended December 31, 2010

		Unpaid
	Recorded	Principal	Related
	Investment (1)	Balance	Allowance

	(in millions)
With no related allowance recorded:
Commercial mortgage loans:
Industrial	$-	$-	$-
Retail	-	-	-
Office	-	-	-
Apartments/Multi-Family	-	-	-
Hospitality	64	64	-
Other	-	-	-
Total commercial mortgage loans	$64	$64	$-

Agricultural property loans	$1	$1	$-
Residential property loans	-	-	-
Other collateralized loans	-	-	-
Uncollateralized loans	-	-	-

With an allowance recorded:
Commercial mortgage loans:
Industrial	$18	$18	$18
Retail	102	102	16
Office	28	28	7
Apartments/Multi-Family	47	47	6
Hospitality	194	194	76
Other	60	60	18
Total commercial mortgage loans	$449	$449	$141

Agricultural property loans	$-	$-	$-
Residential property loans	-	-	-
Other collateralized loans	-	-	-
Uncollateralized loans	-	-	-

Total:
Commercial mortgage loans	$513	$513	$141
Agricultural property loans	1	1	-
Residential property loans	-	-	-
Other collateralized loans	-	-	-
Uncollateralized loans	-	-	-

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

2009

Non-performing commercial mortgage and other loans with allowance for losses	$568
Non-performing commercial mortgage and other loans with no allowance for losses	-
Allowance for losses, end of year	(151)

Net carrying value of non-performing commercial mortgage and other loans	$417

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $271 million for 2010. Net investment income recognized on these loans totaled $20 million for the year ended December 31, 2010. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $460 million for 2009. Net investment income recognized on these loans totaled $24 million for 2009. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

The following tables set forth the credit quality indicators as of December 31, 2010, based upon the recorded investment gross of allowance for credit losses.

Commercial Mortgage Loans - Industrial
Buildings
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$616	$307	$184	$190	$15	$23	$1,335
50%-59.99%	304	59	145	178	45	49	780
60%-69.99%	355	89	485	366	180	113	1,588
70%-79.99%	71	76	528	504	193	200	1,572
80%-89.99%	-	-	17	136	88	255	496
90%-100%	-	-	-	-	46	131	177
Greater than 100%	16	-	-	7	-	108	131

Total Industrial	$1,362	$531	$1,359	$1,381	$567	$879	$6,079

Commercial Mortgage Loans - Retail
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$604	$328	$390	$87	$28	$4	$1,441
50%-59.99%	551	158	387	52	153	1	1,302
60%-69.99%	316	382	436	326	37	4	1,501
70%-79.99%	65	47	388	552	131	-	1,183
80%-89.99%	-	-	65	93	83	-	241
90%-100%	-	-	-	9	29	21	59
Greater than 100%	-	-	-	6	125	42	173
Total Retail	$1,536	$915	$1,666	$1,125	$586	$72	$5,900

Commercial Mortgage Loans - Office
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$1,743	$49	$310	$137	$17	$7	$2,263
50%-59.99%	182	197	192	106	46	17	740
60%-69.99%	136	222	103	156	16	46	679
70%-79.99%	16	-	79	172	589	1	857
80%-89.99%	-	-	-	371	39	25	435
90%-100%	-	-	-	-	174	48	222
Greater than 100%	-	-	-	28	17	18	63

Total Office	$2,077	$468	$684	$970	$898	$162	$5,259

Commercial Mortgage Loans - Apartments/Multi-Family
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$701	$184	$326	$178	$199	$56	$1,644
50%-59.99%	16	-	108	162	57	9	352
60%-69.99%	96	17	170	225	101	27	636
70%-79.99%	62	47	113	186	107	45	560
80%-89.99%	-	-	44	43	254	100	441
90%-100%	20	-	-	-	10	120	150
Greater than 100%	-	-	-	-	-	288	288
Total Multi Family/Apartment	$895	$248	$761	$794	$728	$645	$4,071

Commercial Mortgage Loans - Hospitality
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$143	$-	$128	$121	$-	$27	$419
50%-59.99%	21	-	-	-	-	-	21
60%-69.99%	-	36	52	156	59	11	314
70%-79.99%	-	-	6	243	-	-	249
80%-89.99%	-	-	72	-	71	101	244
90%-100%	-	-	-	-	-	87	87
Greater than 100%	-	-	-	46	32	99	177

Total Hospitality	$164	$36	$258	$566	$162	$325	$1,511

Commercial Mortgage Loans - Other
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$338	$-	$10	$18	$1	$1	$368
50%-59.99%	40	14	25	59	-	-	138
60%-69.99%	57	193	37	424	123	7	841
70%-79.99%	3	67	188	72	74	-	404
80%-89.99%	133	-	45	136	10	6	330
90%-100%	-	-	-	-	-	-	-
Greater than 100%	-	-	-	38	24	92	154

Total Other	$571	$274	$305	$747	$232	$106	$2,235

Agricultural Property Loans
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$397	$107	$349	$477	$108	$6	$1,444
50%-59.99%	38	124	15	26	-	-	203
60%-69.99%	161	-	-	-	29	-	190
70%-79.99%	-	-	-	-	-	-	-
80%-89.99%	-	-	-	-	-	-	-
90%-100%	-	-	-	-	-	-	-
Greater than 100%	-	-	-	-	-	-	-

Total Agricultural Property Loans	$596	$231	$364	$503	$137	$6	$1,837

Total Commercial Mortgage and Agricultural Loans
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$4,542	$975	$1,697	$1,208	$368	$124	$8,914
50%-59.99%	1,152	552	872	583	301	76	3,536
60%-69.99%	1,121	939	1,283	1,653	545	208	5,749
70%-79.99%	217	237	1,302	1,729	1,094	246	4,825
80%-89.99%	133	-	243	779	545	487	2,187
90%-100%	20	-	-	9	259	407	695
Greater than 100%	16	-	-	125	198	647	986

Total Commercial Mortgage and
Agricultural	$7,201	$2,703	$5,397	$6,086	$3,310	$2,195	$26,892

See Note 2 for further discussion regarding the credit quality of other loans.

The following table provides an aging of past due commercial mortgage and other loans as of December 31, 2010, based upon the recorded investment gross of allowance for credit losses.

	As of December 31, 2010
							Total
				Greater	Greater		Commercial
				Than 90	Than 90		Mortgage
		30-59 Days	60-89 Days	Day -	Day - Not	Total Past Due	and other
	Current	Past Due	Past Due	Accruing	Accruing	Due	Loans

	(in millions)
Commercial mortgage loans:
Industrial	$6,079	$-	$-	$-	$-	$-	$6,079
Retail	5,834	61	-	-	5	66	5,900
Office	5,237	22	-	-	-	22	5,259
Multi-Family/Apartment	4,070	-	-	-	1	1	4,071
Hospitality	1,405	11	10	-	85	106	1,511
Other	2,165	17	-	-	53	70	2,235
Total commercial mortgage loans	$24,790	$111	$10	$-	$144	$265	$25,055

Agricultural property loans	$1,805	$2	$-	$-	$30	$32	$1,837
Residential property loans	3	4	-	-	1	5	8
Other collateralized loans	-	-	-	-	-	-	-
Uncollateralized loans	121	-	-	-	-	-	121
Total	$26,719	$117	$10	$-	$175	$302	$27,021

See Note 2 for further discussion regarding nonaccrual status loans.  The following table sets forth commercial mortgage and other loans on nonaccrual status at December 31.

2010

(in millions)
Commercial mortgage loans:
Industrial	$43
Retail	102
Office	44
Multi-Family/Apartment	49
Hospitality	258
Other	77
Total commercial mortgage loans	$573

Agricultural property loans	$30
Residential property loans	1
Other collateralized loans	-
Uncollateralized loans	-

Total	$604

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2010	2009

	(in millions)
Joint ventures and limited partnerships:
Real estate related	$421	$562
Non-real estate related	2,261	1,899
Total joint ventures and limited partnerships	2,682	2,461
Real estate held through direct ownership	15	-
Other	788	796
Total other long-term investments	$3,485	$3,257

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2010	2009

	(in millions)

STATEMENT OF FINANCIAL POSITION
Investments in real estate	$4,136	$3,848
Investments in securities	10,454	8,528
Cash and cash equivalents	369	446
Receivables	192	693
Property and equipment	-	43
Other assets(1)	684	825

Total assets	$15,835	$14,383

Borrowed funds-third party	$1,868	$2,940
Borrowed funds-Prudential	49	179
Payables	275	833
Other liabilities(2)	1,606	561

Total liabilities	3,798	4,513
Partners' capital	12,037	9,870

Total liabilities and partners' capital	$15,835	$14,383

Total liabilities and partners' capital included above	$2,208	$2,219
Equity in limited partnership interests not included above	197	185
Carrying value	$2,405	$2,404

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2010	2009	2008

	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$353	$(325)	$54
Income from securities investments	1,104	9,529	2,980
Income from other	21	78	12
Interest expense	(108)	(460)	(510)
Depreciation	(4)	(7)	(10)
Management fees/salary expense	(95)	(4,409)	(2,790)
Other expenses	(533)	(4,563)	(1,699)
Net earnings(losses)	$738	$(157)	$(1,963)

Equity in net earnings (losses) included above(1)	$89	$2,194	$(398)
Equity in net earnings (losses) of limited partnership interests not included above	73	(28)	(18)
Total equity in net earnings(losses)	$162	$2,166	$(416)

(1)
The year ended December 31, 2009 includes a $2.247 billion pre-tax gain related to the sale of the Company’s minority joint venture interest in Wachovia Securities, not included in the detailed financial lines above. See Note 7 for additional information regarding this sale.

Net Investment Income

Net investment income for the years ended December 31 was from the following sources:

	2010	2009	2008
	(in millions)
Fixed maturities, available for sale	$5,945	$6,039	$6,600
Equity securities, available for sale	215	216	227
Trading account assets	741	738	741
Commercial mortgage and other loans	1,644	1,653	1,670
Policy loans	469	479	464
Short-term investments and cash equivalents	22	76	277
Other long-term investments	33	(215)	(10)
Gross investment income	9,069	8,986	9,969
Less investment expenses	(379)	(393)	(719)
Net investment income	$8,690	$8,593	$9,250

Carrying value for non-income producing assets included in fixed maturities and commercial mortgage and other loans totaled $197 million and $12 million, respectively, as of December 31, 2010. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2010.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for years ended December 31 were from the following sources:

	2010	2009	2008

	(in millions)
Fixed maturities	$135	$(1,126)	$(1,869)
Equity securities	228	(574)	(754)
Commercial mortgage and other loans	78	(358)	(85)
Investment real-estate	-	-	-
Joint ventures and limited partnerships	(31)	(39)	(45)
Derivatives(1)	848	(501)	1,262
Other	5	3	11
Realized investment gains (losses), net	$1,263	$(2,595)	$(1,480)

(1) Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

		Deferred
		Policy
		Acquisition				Accumulated
		Costs,				Other
		Deferred				Comprehensive
	Net	Sales				Income (Loss)
	Unrealized	Inducements,			Deferred	Related To Net
	Gains (Losses)	and Valuation	Future		Income Tax	Unrealized
	on	of Business	Policy	Policyholders'	(Liability)	Investment
	Investments	Acquired	Benefits	Dividends	Benefit	Gains (Losses)

	(in millions)
Balance, December 31, 2008	$-	$-	$-	$-	$-	$-
Cumulative impact of the adoption
of new authoritative guidance on
January 1, 2009	(1,012)	9	1		343	(659)
Net investment gains (losses) on
investments arising during the
period	565				(203)	362
Reclassification adjustment for (gains)
losses included in net income	925				(333)	592
Reclassification adjustment for OTTI
losses excluded from net income(1)	(1,630)				587	(1,043)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		156			(56)	100
Impact of net unrealized investment
(gains) losses on future policy
benefits			1		-	1
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				-	-	-
Balance, December 31, 2009	$(1,152)	$165	$2	$-	$338	$(647)

Net investment gains (losses) on
investments arising during the
period	3				(1)	2
Reclassification adjustment for (gains)
losses included in net income	393				(138)	255
Reclassification adjustment for OTTI
losses excluded from net income(1)	(51)				18	(33)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		(158)			55	(103)
Impact of net unrealized investment
(gains) losses on future policy
benefits			(7)		2	(5)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				334	(117)	217
Balance, December 31, 2010	$(807)	$7	$(5)	$334	$157	$(314)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

		Deferred
		Policy
		Acquisition				Accumulated
		Costs,				Other
		Deferred				Comprehensive
	Net	Sales				Income (Loss)
	Unrealized	Inducements,			Deferred	Related To Net
	Gains (Losses)	and Valuation	Future		Income Tax	Unrealized
	on	of Business	Policy	Policyholders'	(Liability)	Investment
	Investments(1)	Acquired	Benefits	Dividends	Benefit	Gains (Losses)

	(in millions)
Balance, December 31, 2007	$2,749	$(104)	$(1,250)	$(1,048)	$(135)	$212
Net investment gains (losses) on
investments arising during the
period	(15,572)				5,427	(10,145)
Reclassification adjustment for (gains)
losses included in net income	2,574				(897)	1,677
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		1,591			(557)	1,034
Impact of net unrealized investment
(gains) losses on future policy
benefits			899		(315)	584
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				1,480	(518)	962
Purchase of fixed maturities from an
affiliate	(222)				77	(145)
Balance, December 31, 2008	$(10,471)	$1,487	$(351)	$432	$3,082	$(5,821)
Cumulative impact of the adoption
of new authoritative guidance
on January 1, 2009	(320)	15	4	418	(33)	84

Net investment gains (losses) on
investments arising during the
period	11,564				(3,876)	7,688
Reclassification adjustment for (gains)
losses included in net income	797				(279)	518
Reclassification adjustment for OTTI
losses excluded from net income(2)	1,630				(587)	1,043
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		(1,943)			681	(1,262)
Impact of net unrealized investment
(gains) losses on future policy
benefits			(177)		62	(115)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(850)	298	(552)
Balance, December 31, 2009	$3,200	$(441)	$(524)	$-	$(652)	$1,583
Net investment gains (losses) on
investments arising during the
period	5,089				(1,753)	3,336
Reclassification adjustment for (gains)
losses included in net income	(750)				262	(488)
Reclassification adjustment for OTTI
losses excluded from net income(2)	51				(18)	33
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		10			(4)	6
Impact of net unrealized investment
(gains) losses on future policy
benefits			(411)		144	(267)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(2,450)	858	(1,592)
Balance, December 31, 2010	$7,590	$(431)	$(935)	$(2,450)	$(1,163)	$2,611

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2010	2009	2008

	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$(807)	$(1,152)	$-
Fixed maturity securities, available for sale - all other	6,052	2,004	(9,811)
Equity securities, available for sale	1,189	860	(748)
Derivatives designated as cash flow hedges (1)	(174)	(242)	(115)
Other investments (2)	523	578	203
Net unrealized gains (losses) on investments	$6,783	$2,048	$(10,471)

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other Assets.”

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2010
	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$3,275	$196	$294	$68	$3,569	$264
Obligations of U.S. states and their political
subdivisions	989	41	53	6	1,042	47
Foreign government bonds	50	3	37	6	87	9
Corporate securities	7,585	253	4,279	372	11,864	625
Commercial mortgage-backed securities	503	7	101	12	604	19
Asset-backed securities	1,247	15	5,073	1,527	6,320	1,542
Residential mortgage-backed securities	583	9	235	8	818	17
Total	$14,232	$524	$10,072	$1,999	$24,304	$2,523

	2009
	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$2,676	$200	$403	$100	$3,079	$300
Obligations of U.S. states and their political
subdivisions	881	42	8	-	889	42
Foreign government bonds	254	4	42	7	296	11
Corporate securities	7,867	251	9,830	966	17,697	1,217
Commercial mortgage-backed securities	1,279	18	2,809	133	4,088	151
Asset-backed securities	1,329	553	5,621	1,774	6,950	2,327
Residential mortgage-backed securities	1,309	17	394	42	1,703	59
Total	$15,595	$1,085	$19,107	$3,022	$34,702	$4,107

The gross unrealized losses at December 31, 2010 and 2009 are composed of $1,441 million and $2,523 million related to high or highest quality securities based on NAIC or equivalent rating and $1,082 million and $1,584 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2010, $1,383 million of the gross unrealized losses represented declines in value of greater than 20%, $97 million of which had been in that position for less than six months, as compared to $2,386 million at December 31, 2009, that represented declines in value of greater than 20%, $202 million of which had been in that position for less than six months. At December 31, 2010, the $1,999 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, and in the manufacturing and public utilities sectors of the Company’s corporate securities. At December 31, 2009, the $3,022 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and services sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2010 and 2009. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2010, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Equity securities, available for sale	$505	$44	$56	$7	$561	$51

	2009
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Equity securities, available for sale	$535	$60	$144	$20	$679	$80

At December 31, 2010, $17 million of the gross unrealized losses represented declines of greater than 20%, $12 million of which had been in that position for less than six months. At December 31, 2009, $22 million of the gross unrealized losses represented declines of greater than 20%, $20 million of which had been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2010 and 2009. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2010 and 2009.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2010	2009

	(in millions)
Fixed maturities, available for sale(1)	$10,010	$12,228
Trading account assets supporting insurance liabilities	276	388
Other trading account assets	321	340
Separate account assets	4,082	3,908
Equity securities	334	221
Total securities pledged	$15,023	$17,085

(1)	Includes $132 million and $838 million of fixed maturity securities classified as short-term investments at December 31, 2010 and 2009, respectively.

As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $14,565 million. Of this amount, $5,885 million was “Securities sold under agreements to repurchase,” $4,082 million was “Separate account liabilities,” $1,929 million was “Cash collateral for loaned securities,” $725 million was “Long-term debt,” $275 million was “Short-term debt,” $1,500 million was “Policyholders’ account balances,” and $169 million was “Other Liabilities.” As of

December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $16,752 million. Of this amount, $5,735 million was “Securities sold under agreements to repurchase,” $4,028 million was “Separate account liabilities,” $2,802 million was “Cash collateral for loaned securities,” $2,000 million was “Short-term debt,” $1,500 million was “Policyholders’ account balances,” and $687 million was “Other liabilities.”

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $1,622 million and $1,102 million at December 31, 2010 and 2009, respectively, all of which, for both periods, had either been sold or repledged.

Assets of $58 million and $46 million at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $694 million and $693 million at December 31, 2010 and 2009, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $630 million and $530 million at December 31, 2010 and 2009, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Bank of New York and Boston.  Restricted cash and securities of $2,900 million and $2,620 million at December 31, 2010 and 2009, respectively, were included in “Other assets.” The restricted cash and securities primarily represent funds deposited by clients and funds accruing to clients as a result of trades or contracts.

5. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE.  The first relates to those VIE’s that have the characteristics of an investment company and for which certain other conditions are true.  These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity.  In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns and would be required to consolidate the VIE.

For all other VIE’s, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant.  If both conditions are present the Company would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company is not required to provide, and has not provided material financial or other support to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of these consolidated VIEs are reported. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	December 31,
	2010	2009

	(in millions)
Fixed maturities, available for sale	$14	$41
Trading account assets supporting insurance liabilities	9	7
Other long-term investments	6	9
Cash and cash equivalents	(2)	-
Separate account assets	4	38
Total assets of consolidated VIEs	$31	$95

Separate account liabilities	$4	$38

Total liabilities of consolidated VIEs	$4	$38

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $3,509 million and $4,927 million at December 31, 2010 and 2009, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $389 million and $380 million at December 31, 2010 and 2009, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,813 million and $3,421 million as of December 31, 2010 and 2009, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

The Company has an investment in a note receivable issued by an affiliated VIE. This VIE issued notes to the Company in consideration for certain fixed maturity assets sold by the Company in December 2009.  The total assets of this VIE at December 31, 2010 and 2009 were approximately $1.5 billion and $1.9 billion, respectively, and primarily consisted of fixed maturity securities. The market value and book value of the notes issued by the VIE and held by the Company at December 31, 2010 and 2009 was $1.1 billion and $1.4 billion, respectively. The Company’s maximum exposure to loss was $1.1 billion and $1.4 billion as of December 31, 2010 and 2009, respectively.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs.  The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment.  The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant.  The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $2,683 million and $2,461 million as of December 30, 2010 and 2009, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $5.0 billion and $6.0 billion as of December 31, 2010 and 2009, respectively, and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company generally accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $746 million and $696 million at December 31, 2010 and 2009, respectively, which includes the fair value of the embedded derivatives.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2010	2009	2008

	(in millions)
Balance, beginning of year	$7,314	$8,538	$6,687
Capitalization of commissions, sales and issue expenses	1,578	1,053	914
Amortization	(475)	(483)	(654)
Change in unrealized investment gains and losses	(150)	(1,760)	1,591
Other (1)	-	(34)	-
Balance, end of year	$8,267	$7,314	$8,538

(1)	Other represents DAC written off against additional paid in capital under Funding Agreement termination. See Note 20 for additional discussion.

7.    INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income.  These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include an indirect investment in China Pacific Group, and prior to its sale on December 31, 2009, also included the Company’s investment in Wachovia Securities. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $459 million and $528 million, as of December 31, 2010 and 2009, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares, which began trading on the Shanghai Exchange in 2007 and since the fourth quarter of 2009 are trading on the Hong Kong exchange. The Company recognized combined after-tax equity earnings from this operating joint venture of $46 million, $3 million and $3 million for the years ended December 31, 2010, 2009 and 2008, respectively. Dividends received from this investment were $5 million, $5 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. In December 2010, a consortium of investors including the Company sold approximately 16% of its holdings, resulting in a pre-tax gain of $66 million to the Company, and sold approximately 40% of its remaining holdings in the first quarter of 2011, resulting in a pre-tax gain of $153 million to the Company.

Former Investment in Wachovia Securities

On December 31, 2009, the Company completed the sale of its minority joint venture interest in Wachovia Securities (including Wells Fargo Advisors) to Wells Fargo. At the closing, the Company received $4.5 billion in cash as the purchase price of its joint venture interest and de-recognized the carrying value of its investment in the joint venture and the carrying value of the “lookback” option described below. For the year ended December 31, 2009, “Equity in earnings of operating joint ventures, net of taxes” includes the associated pre-tax gain on the sale of $2.247 billion. In addition, “General and administrative expenses” includes certain one-time costs related to the sale of the joint venture interest of $89 million, for pre-tax compensation costs and costs related to increased contributions to the Company’s charitable foundation.

In addition, the Company received $418 million in payment of the principal of and accrued interest on the subordinated promissory note in the principal amount of $417 million that had been issued by Wachovia Securities in connection with the establishment of the joint venture.

Wachovia Corporation’s (“Wachovia”) contribution to the joint venture of the A.G. Edwards retail securities brokerage business on January 1, 2008 entitled the Company to elect a “lookback” option (which the Company exercised) permitting the Company to delay for a period of two years ending on January 1, 2010, the decision on whether or not to make payments to avoid or limit dilution of its 38% ownership interest in the joint venture or, alternatively, to “put” its joint venture interests to Wachovia based on the appraised value of the joint venture, excluding the A.G. Edwards business, as of January 1, 2008. During this “lookback” period, the Company’s share in the earnings of the joint venture and one-time costs associated with the combination of the A.G. Edwards business with Wachovia Securities was based on the Company’s diluted ownership level.  The Company adjusted the carrying value of its ownership interest in the joint venture effective as of January 1, 2008 to reflect the addition of the A.G. Edwards business and the dilution of the Company’s 38% ownership interest and to record the value of the above described rights under the “lookback” option. The Company accordingly recognized a corresponding increase to “Additional paid-in capital” of $1.041 billion, net of tax, which represented the excess of the estimated value of the Company’s share of the A.G. Edwards business received (of approximately $1.444 billion) and the estimated value of the “lookback” option acquired (of approximately $580 million) over the carrying value of the portion of the Company’s ownership interest in Wachovia Securities that was diluted (of approximately $422 million), net of taxes (of approximately $561 million).  In connection with the sale of the Company’s interest in the joint venture to Wells Fargo on December 31, 2009, the Company’s final diluted ownership percentage in the joint venture for 2008 and 2009 was established as 23%. On December 31, 2009, the Company recognized a decrease to “Additional paid-in capital” of $109 million, net of tax, and a true-up to the Company’s 2008 and 2009 earnings from the joint venture of $15 million, net of tax based on the difference between the diluted ownership percentage previously used to record earnings and the final diluted ownership percentage.

On August 15, 2008, Wachovia announced that it had reached an agreement in principle for a global settlement of investigations concerning the underwriting, sale and subsequent auction of certain auction rate securities by subsidiaries of Wachovia Securities and had recorded an increase to legal reserves. The Company’s recorded share of pre-tax losses from the joint venture for the year ended December 31, 2008 included $355 million related to the impact of this item on our share of the equity earnings of the joint venture.

The Company’s investment in Wachovia Securities, excluding the value of the “lookback” option, was $1.812 billion as of December 31, 2008. The Company recognized pre-tax equity earnings (losses) from Wachovia Securities of $2.288 billion for the year ended December 31, 2009, including the gain on the sale of $2.247 billion, and $(331) million for the year ended December 31, 2008. The income tax expense (benefit) associated with these equity earnings was $805 million for the year ended December 31, 2009, including $790 million associated with the gain on the sale, and $(110) million for the year ended December 31, 2008. Dividends received from the investment in Wachovia Securities were $23 million and $104 million for the years ended December 31, 2009 and 2008, respectively.

8. VALUATION OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2010	2009	2008
	(in millions)
Balance, beginning of year	$285	$437	$765
Amortization(1)	(25)	(171)	(369)
Interest(2)	17	19	41
Balance, end of year	$277	$285	$437

(1)
The VOBA balances at December 31, 2010 were $0 million and $277 million related to the insurance transactions associated with the Allstate Corporation (“Allstate”) and CIGNA, respectively. The weighted average remaining expected life was approximately 17 years for the VOBA related to CIGNA.

(2)
The interest accrual rates vary by product. The interest rate for 2010 was 7.00% for the VOBA related to CIGNA. The interest rates for 2009 were 5.42% and 6.90% for the VOBA related to Allstate and CIGNA, respectively. The interest rates for 2008 were 5.42% and 7.30% for the VOBA related to Allstate and CIGNA, respectively.

During the first quarter of 2009 and the fourth quarter of 2008, the Company recognized impairments of $73 million and $234 million, respectively, related to the VOBA associated with the Allstate acquisition. These impairments are included on the Amortization line in the table above. The impairment recorded in 2009 represented the remaining VOBA balance associated with the Allstate acquisition. These impairments are reflective of the deterioration in the financial markets, which resulted in additional market depreciation within the separate account assets and corresponding decreases in fee income and overall expected future earnings for this business. These impairments were determined using discounted present value of future estimated gross profits. Since the VOBA balance was completely impaired for these contracts, it cannot be reestablished for market value appreciation in subsequent periods. There were no impairments during 2010.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2011	$3
2012	2
2013	1
2014	1
2015	1
2016 and thereafter	269
Total	$277

9. GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:
Goodwill

(in millions)

Balance at January 1, 2008:
Goodwill	620
Accumulated Impairment Losses	-
Net Balance at January 1, 2008	620

2008 Activity:
Acquisitions	106
Other(1)	(1)

Balance at December 31, 2008:
Goodwill	725
Accumulated Impairment Losses	-
Net Balance at December 31, 2008	725

2009 Activity:
Other(1)	2

Balance at December 31, 2009:
Goodwill	727
Accumulated Impairment Losses	-
Net Balance at December 31, 2009	727

2010 Activity:
Other(1)	10

Balance at December 31, 2010:
Goodwill	737
Accumulated Impairment Losses	-
Net Balance at December 31, 2010	$737

(1) Other represents foreign currency translation.

The Company tests goodwill for impairment annually as of December 31 as discussed in further detail in Note 2. The Company performed goodwill impairment testing for the entire goodwill balance at December 31, 2010, all of which is in the Financial Services Business reporting unit. There were no goodwill impairment charges during 2010, 2009 or 2008.

Other Intangibles

	Other intangible balances at December 31, are as follows:

	2010			2009
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$175	$(29)	$146	$174	$(18)	$156
Other	22	(22)	-	23	(20)	3
Total	$197	$(51)	$146	$197	$(38)	$159

Amortization expense for other intangibles was $13 million, $12 million and $7 million for the years ending December 31, 2010, 2009 and 2008, respectively. Amortization expense for other intangibles is expected to be approximately $11 million in 2011, $12 million in 2012 and 2013 and $11 million in 2014 and 2015.

10. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2010	2009

	(in millions)
Life Insurance	$57,147	$56,617
Individual and group annuities and supplementary contracts	16,071	14,727
Other contract liabilities	3,231	3,546
Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	76,449	74,890
Unpaid claims and claim adjustment expenses	2,372	2,207
Total future policy benefits	$78,821	$77,097

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 12% and 13% of direct individual life insurance in force at December 31, 2010 and 2009, respectively, and 73%, 76% and 80% of direct individual life insurance premiums for 2010, 2009 and 2008, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 14.8%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.2% to 6.2%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration, traditional, and non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,001 million and $1,649 million as of December 31, 2010 and 2009, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $926 million and $490 million as of December 31, 2010 and 2009, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11 and are primarily reflected in Other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.4%.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

	2010	2009

	(in millions)
Individual annuities	$9,247	$9,148
Group annuities	21,712	20,258
Guaranteed investment contracts and guaranteed interest accounts	14,325	13,049
Funding agreements	6,166	8,395
Interest-sensitive life contracts	7,524	7,069
Dividend accumulation and other	14,282	13,735
Total policyholders' account balances	$73,256	$71,654

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2010 and 2009, are $3,592 million and $4,996 million, respectively, related to the Company’s FANIP product which is carried at amortized cost, adjusted for the effective portion of changes in fair value of qualifying derivative financial instruments. For additional details on the FANIP product see Note 5. The interest rates associated with such notes range from 0.4% to 5.6%. Also included in funding agreements at December 31, 2010 and 2009 are $1,005 and $1,814 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers.  Interest crediting rates range from 0% to 5.0% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2010,  2009 and 2008, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.   The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2010 and 2009, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2010		December 31, 2009
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)

Variable Annuity Contracts	(dollars in millions)

Return of net deposits
Account value	$26,167	$24	$11,706	$26
Net amount at risk	$155	$6	$401	$2
Average attained age of contractholders	60 years	67 years	61 years	66 years

Minimum return or contract value
Account value	$20,211	$33,332	$17,588	$16,370
Net amount at risk	$3,088	$1,478	$4,302	$1,538
Average attained age of contractholders	66 years	60 years	66 years	62 years
Average period remaining until earliest
expected annuitization	N/A	1 year	N/A	2 years
________
(1) Includes income and withdrawal benefits as described herein.

	December 31, 2010		December 31, 2009
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value

Variable Annuity Contracts	(in millions)

Market value adjusted annuities
Account value	$911	$917	$370	$378

			December 31,
			2010	2009

			In the Event of Death
			(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts

No lapse guarantees
Separate account value			$2,392	$2,158
General account value			$1,790	$1,518
Net amount at risk			$51,500	$49,988
Average attained age of contractholders			51 years	50 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2010	2009

	(in millions)
Equity funds	$26,851	$17,002
Bond funds	12,667	5,181
Money market funds	3,250	3,686
Total	$42,768	$25,869

In addition to the amounts invested in separate account investment options above, $3,609 million at December 31, 2010 and $3,425 million at December 31, 2009 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities, either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed below, the Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity

	(in millions)
Balance at December 31, 2007	$55	$42	$50	$71
Incurred guarantee benefits(1)	32	329	197	1,101
Paid guarantee benefits and other	(1)	(87)	-	-
Balance at December 31, 2008	86	284	247	1,172
Incurred guarantee benefits(1)	64	(11)	(21)	(1,114)
Paid guarantee benefits and other	(7)	(158)	(32)	-
Balance at December 31, 2009	143	115	194	58
Incurred guarantee benefits(1)	19	25	29	(406)
Paid guarantee benefits and other	(1)	(83)	(123)	-
Balance at December 31, 2010	$161	$57	$100	$(348)

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB riders include amounts assumed from affiliates of $21 million and $14 million as of December 31, 2010 and December 31, 2009, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

As part of its risk management strategy, the Company hedges or limits its exposure to these risks, excluding those risks that have been deemed suitable to retain, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate derivatives. The automatic rebalancing element included in the design of certain optional living benefits transfers assets between the variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate account. The transfers are based on the static mathematical formula used with the particular optional benefit which considers a number of factors, including the impact of investment performance of the contractholder’s total account value. In general, negative investment performance may result in transfers to a fixed rate account in the general account or a bond portfolio within the separate account, and positive investment performance may result in transfers back to contractholder-selected investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum purchase age requirements.  For risk management purposes the Company segregates the variable annuity living benefit features into those that include the automatic rebalancing element, including certain GMIWB riders and certain GMAB riders; and those that do not include the automatic rebalancing element, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the automatic rebalancing element also include GMDB riders, and as such the GMDB risk in these riders also benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements

(in millions)
Balance at December 31, 2007	$239
Capitalization	74
Amortization	(16)
Change in unrealized gain/(loss) on investments	-
Balance at December 31, 2008	297
Capitalization	97
Amortization	(51)
Change in unrealized gain/(loss) on investments	(28)
Balance at December 31, 2009	315
Capitalization	248
Amortization	(15)
Change in unrealized gain/(loss) on investments	3
Balance at December 31, 2010	$551

12.    CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2010, the Company recognized a policyholder dividend obligation of $126 million, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $2,117 million at December 31, 2010, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).” As of December 31, 2009, actual cumulative earnings were below the expected cumulative earnings, thereby eliminating the cumulative earnings policyholder dividend obligation. Furthermore, the accumulation of net unrealized investment gains as of December 31, 2009 that had arisen subsequent to the establishment of the Closed Block, were not sufficient to overcome the cumulative earnings shortfall. See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2010 and 2009.

On December 14, 2010, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales in 2011. On December 8, 2009, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2010 on Closed Block policies. This decrease reflected the deterioration in investment results and resulted in a $98 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2009. On December 19, 2008, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2009 on Closed Block policies. This decrease also reflected the deterioration in investment results and resulted in a $187 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2008.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2010	2009

	(in millions)
Closed Block Liabilities
Future policy benefits	$51,632	$51,774
Policyholders' dividends payable	909	926
Policyholders' dividend obligation	2,243	-
Policyholders' account balances	5,536	5,588
Other Closed Block liabilities	4,637	4,300
Total Closed Block Liabilities	64,957	62,588

Closed Block Assets
Fixed maturities, available for sale, at fair value	41,044	38,448
Other trading account assets, at fair value	150	166
Equity securities, available for sale, at fair value	3,545	3,037
Commercial mortgage and other loans	7,827	7,751
Policy loans	5,377	5,418
Other long-term investments	1,662	1,597
Short-term investments	1,119	1,218
Total investments	60,724	57,635
Cash and cash equivalents	345	662
Accrued investment income	600	608
Other Closed Block assets	275	307
Total Closed Block Assets	61,944	59,212

Excess of reported Closed Block Liabilities over Closed Block Assets	3,013	3,376
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	2,092	231
Allocated to policyholder dividend obligation	(2,117)	-
Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,988	$3,607

Information regarding the policyholder dividend obligation is as follows:

	2010	2009

	(in millions)
Balance, January 1	$-	$-
Impact from earnings allocable to policyholder dividend obligation	126	(851)
Change in net unrealized investment gains (losses) allocated to policyholder dividend
obligation(1)	2,117	851
Balance, December 31	$2,243	$-
___________
(1) For 2009, this amount was capped to the extent of earnings allocable to policyholder dividend obligation.

	Closed Block revenues and benefits and expenses for the years ended December 31, 2010, 2009 and 2008 were as follows:

	2010	2009	2008

	(in millions)
Revenues
Premiums	$3,007	$3,250	$3,608
Net investment income	2,994	2,907	3,154
Realized investment gains (losses), net	804	(1,219)	(8)
Other income	38	102	15

Total Closed Block revenues	6,843	5,040	6,769

Benefits and Expenses
Policyholders' benefits	3,512	3,762	4,087
Interest credited to policyholders' account balances	140	141	141
Dividends to policyholders'	2,071	1,222	2,122
General and administrative expenses	540	568	632

Total Closed Block benefits and expenses	6,263	5,693	6,982

Closed Block revenues, net of Closed Block benefits and expenses, before
income taxes and discontinued operations	580	(653)	(213)
Income tax benefit	(38)	(63)	(193)
Closed Block revenues, net of Closed Block benefits and expenses and income
taxes, before discontinued operations	618	(590)	(20)
Income from discontinued operations, net of taxes	1	-	-
Closed Block revenues, net of Closed Block benefits and expenses, income taxes
and discontinued operations	$619	$(590)	$(20)

13.    REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks and in acquiring or disposing of businesses.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and as a result, entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate through various modified coinsurance arrangements. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spolka Akcyjna, Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Arizona Reinsurance III Company.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2010	2009	2008

	(in millions)
Direct premiums	$10,183	$9,866	$9,787
Reinsurance assumed	1,368	1,164	987
Reinsurance ceded	(1,322)	(1,397)	(1,301)
Premiums	$10,229	$9,633	$9,473

Direct policy charges and fees	$2,137	$2,020	$2,059
Reinsurance assumed	140	140	181
Reinsurance ceded	(80)	(70)	(60)
Policy charges and fees	$2,197	$2,090	$2,180

Direct policyholder benefits	$11,971	$11,485	$11,695
Reinsurance assumed	1,225	959	1,169
Reinsurance ceded	(1,278)	(1,397)	(1,291)
Policyholders' benefits	$11,918	$11,047	$11,573

Reinsurance recoverables at December 31, are as follows:

		2010	2009

		(in millions)
Individual and group annuities (1)		$1,075	$1,039
Life Insurance		1,702	1,482
Other reinsurance		126	119
Total reinsurance recoverable		$2,903	$2,640

_________
(1)
Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $1,068 million and $1,038 million at December 31, 2010 and 2009, respectively.

 “Premiums” includes affiliated reinsurance assumed of $1,224 million, $1,092 million and $974 million and affiliated reinsurance ceded of $(111) million, $(111) million and $(114) million for the years ended December 31, 2010, 2009, and 2008, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $959 million, $823 million and $748 million and affiliated reinsurance ceded of $(58) million, $(61) million and $(66) million for the years ended December 31, 2010, 2009, and 2008, respectively.

“General and administrative expenses” include affiliated assumed expenses of $147 million, $128 million and $91 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Amounts “Due from parent and affiliates” includes affiliated reinsurance recoverables of $1,120 million and $940 million at December 31, 2010 and 2009, respectively reflected in the table above. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 62% of the reinsurance recoverable at December 31, 2010. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Amounts “Due from parent and affiliates” also include $(387) million and $(4) million at December 31, 2010 and 2009, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a loss of $484 million, a loss of $878 million and a gain of $768 million for the years ended December 31, 2010, 2009, and 2008, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $860 million and $754 million at December 31, 2010 and 2009, respectively.

Amounts “Due to parent and affiliates” includes reinsurance payables of $3,702 million and $2,880 million at December 31, 2010 and 2009, respectively.

14. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2010	2009

	(in millions)
Commercial paper	$874	$730
Other notes payable(1)(2)	389	159
Current portion of long-term debt(3)(4)	225	2,042
Total short-term debt	$1,488	$2,931

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $275 million at December 31, 2010, which are discussed in more detail below.
(2)
Includes notes due to related parties of $112 million and $157 million at December 31, 2010 and 2009, respectively.  During 2009, a portion of the related party notes payable were variable rate notes where the payments on these loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from -74.9% to -30.0%. The remaining related party notes payable have variable interest rates ranging from 0.6% to 1.7% in 2010 and 0.4% to 1.8% in 2009.

(3)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $2,000 million at December 31, 2009, which are discussed in more detail below.
(4)	Includes notes due to related parties of $213 million at December 31, 2010.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was 0.4% and 0.6% at December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

 Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance. Prudential Funding’s outstanding commercial paper borrowings were $874 million and $730 million at December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009, the weighted average maturity of total commercial paper outstanding was 31 and 23 days, respectively. Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s domestic commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY's financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements that can be used as an alternative source of liquidity. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings, depending on the type of asset pledged. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the New Jersey Department of Banking and Insurance (“NJDOBI”) regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $177 million and $221 million as of December 31, 2010 and 2009, respectively.

NJDOBI previously permitted Prudential Insurance to pledge collateral to the FHLBNY in an amount up to 7% of its prior year-end statutory net admitted assets, excluding separate account assets; however, since the Company elected not to seek an extension, this limitation reset to 5% effective January 1, 2011. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2009, the 5% limitation equates to a maximum amount of pledged assets of $7.4 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels and purchases of activity-based stock) of approximately $6.2 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2010, Prudential Insurance had pledged qualifying assets with a fair value of $2.8 billion, which supported outstanding collateralized advances of $1.0 billion and collateralized funding agreements of $1.5 billion. The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $5.5 billion as of December 31, 2010.

As of December 31, 2010, $275 million of the FHLBNY outstanding advances are reflected in “Short-term debt” and the remaining $725 million is in “Long-term debt.” FHLBNY advances declined $1,000 million from December 31, 2009, reflecting the repayment at maturity of $1,000 million of advances in June and the refinancing of $1,000 million of advances in December. Of the outstanding $1,000 million collateralized advances, $275 million matures in December 2011 and $725 million matures in December 2015. The funding agreements issued to the FHLBNY, which are reflected in “Policyholders’ account balances,” have priority claim status above debt holders of Prudential Insurance.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”) became a member of the Federal Home Loan Bank of Boston (“FHLBB”) in December 2009. Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2010, PRIAC had no advances outstanding under the FHLBB facility.

The Connecticut Department of Insurance (“CTDOI”) permits PRIAC to pledge up to $2.6 billion in qualifying assets to secure FHLBB borrowings through December 31, 2011. PRIAC must seek re-approval from CTDOI prior to borrowing additional funds after that date. Based on available eligible assets as of December 31, 2010, PRIAC had an estimated maximum borrowing capacity, after taking into consideration required collateralization levels and required purchases of activity-based FHLBB stock, of approximately $1.1 billion.

Credit Facilities

As of December 31, 2010, the Company had $2,858 million of unsecured committed credit facilities. These facilities, which are available to Prudential Financial, Prudential Insurance, and Prudential Funding, have terms ranging from one to two years. There were no outstanding borrowings under these credit facilities as of December 31, 2010. Each of the facilities is available to the applicable borrowers up to the aggregate committed credit and may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above. Any borrowings under the credit facilities would mature no later than the respective expiration dates of the facilities and would bear interest at the rates set forth in the applicable credit agreement.

These credit facilities contain representations and warranties, covenants and events of default that are customary for facilities of this type. The Company’s ability to borrow under the facilities is conditioned on the continued satisfaction of customary conditions, including, the maintenance at all times by Prudential Insurance of total adjusted capital of at least $5.5 billion based on statutory accounting principles prescribed under New Jersey law and, in the case of each of the facilities, Prudential Financial’s maintenance of a prescribed minimum level of consolidated net worth. The minimum level of consolidated net worth of Prudential Financial is $12.5 billion, which for this purpose is based on U.S. GAAP equity, excluding net unrealized gains and losses on investments.

As of December 31, 2010, Prudential Insurance’s total adjusted capital and Prudential Financial’s consolidated net worth (as defined in the applicable credit agreements) exceeded the minimum amounts required to borrow under the facilities. The Company’s ability to borrow under the facilities is not contingent on its credit ratings nor subject to material adverse change clauses.

The Company also has access to uncommitted lines of credit from financial institutions. In addition, the Company, as part of its real estate separate account activities, had outstanding lines of credit of $960 million at December 31, 2010, of which $100 million was used.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity
	Dates	Rate	2010	2009

			(in millions)
Fixed rate notes:
Surplus notes(1)	2014-2040	5.10%-8.30%	$2,986	$2,686
Other fixed rate notes(2)(3)	2011-2027	1.00%-14.85%	2,128	780
Floating rate notes:
Surplus notes(4)	2016-2052	(5)	3,200	3,250
Other floating rate notes	2011-2012	(6)	140	213
Total long-term debt			$8,454	$6,929
[Missing Graphic Reference]
(1)
Fixed rate surplus notes at December 31, 2010 and 2009 includes $2,044 million and $1,745 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2040. The interest rates ranged from 5.1% to 6.7% in 2010 and 5.1% to 6.1% in 2009.

(2)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $725 million at December 31, 2010. These borrowings are discussed in more detail above.
(3)
Other fixed rate notes at December 31, 2010 and 2009 includes $1,213 million and $578 million, respectively, due to related parties.  Maturities of these notes range from 2015 through 2027 and interest rates ranged from 3.01% to 14.85% in 2010 and 4.88% to 14.85% in 2009.

(4)	Floating rate surplus notes at December 31, 2009 includes $50 million due to a related party, which was prepaid in 2010. The interest rates ranged from 2.28% to 2.90% in 2010 and was 2.61% in 2009.
(5)	The interest rate on the floating rate Surplus notes ranged from 0.52% to 3.71% in 2010 and 0.55% to 4.84% in 2009.
(6)	Other floating rate notes at December 31, 2010 and 2009, which are all due to related parties, are based on LIBOR Interest rates ranged from 1.23% to 1.96% in 2010 and 1.52% to 15.48% in 2009.

At December 31, 2010 and 2009, the Company was in compliance with all debt covenants related to the borrowings in the above table.

The following table presents, as of December 31, 2010, the Company’s contractual maturities of its long-term debt:

Long-term Debt

(in millions)
Calendar Year:
2012	$143
2013	4
2014	904
2015	1,614
2016 and thereafter	5,789
Total	$8,454

Surplus Notes

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2010 and 2009, the Company met these statutory capital requirements. At December 31, 2010 and 2009, $942 million and $941 million, respectively, of fixed rate surplus notes were outstanding to non-affiliates.

In September 2009, Prudential Insurance issued in a private placement $500 million of surplus notes due September 2019 with an interest rate of 5.36% per annum. The surplus notes are exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning in September 2014, or earlier upon a fundamental business combination involving Prudential Financial or a continuing payment default. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange.  In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange.

These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.  The surplus notes are subordinated to all other Prudential Insurance borrowings and policyholder obligations, except for other surplus notes of Prudential Insurance (including those currently outstanding), with which the surplus notes rank pari passu. Payments of interest and principal on the surplus notes may only be made with the prior approval of the Commissioner.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to an unaffiliated financial institution. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative that will require Prudential Financial to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2010 and 2009, the credit derivative was a liability of $26 million and $22 million, respectively, with no requirement to pledge collateral.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with an unaffiliated financial institution that provides for the issuance of up to $3,000 million of ten-year floating rate surplus notes. At December 31, 2010 and 2009, $2,700 million were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. As of December 31, 2010 and 2009, these derivative instruments had no material value.

Other

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, there was no material effect on interest expense for the years ended December 31, 2010 and 2009 and interest expense was decreased by $10 million for the year ended December 31, 2008. See Note 21 for additional information on the Company’s use of derivative instruments.

 Interest expense for short- and long-term debt, including interest on affiliated debt, was $318 million, $352 million and $539 million, for the years ended December 31, 2010, 2009 and 2008, respectively. Interest expense related to affiliated debt was $155 million, $154 million and $177 million for the years ended December 31, 2010, 2009 and 2008, respectively. “Due to parent and affiliates” included $25 million and $24 million associated with the affiliated long-term interest payable at December 31, 2010 and 2009, respectively.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Notes 10 and 5 for further discussion.

15. EQUITY

Comprehensive Income

The components of comprehensive income (loss) for the years ended December 31, are as follows:

	2010	2009	2008

	(in millions)
Net income (loss)	$2,039	$2,312	$(668)
Other comprehensive income (loss), net of taxes
Change in foreign currency translation adjustments	2	6	(24)
Change in net unrealized investments gains (losses)(1)	1,361	7,332	(5,888)
Change in pension and postretirement unrecognized net periodic benefit (cost)	328	(620)	(707)
Other comprehensive income (loss), net of tax expense (benefit) of $869,
$3,364, ($3,517)	1,691	6,718	(6,619)
Comprehensive income (loss)	3,730	9,030	(7,287)
Comprehensive income attributable to noncontrolling interests	(1)	(1)	(2)
Comprehensive income (loss) attributable to Prudential Insurance Company of America.	$3,729	$9,029	$(7,289)

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.

The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to Prudential Insurance Company of America” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America

	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses) (1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance, December 31, 2007	$123	$212	$(161)	$174
Change in component during year(2)	(24)	(6,033)	(707)	(6,764)
Balance, December 31, 2008	99	(5,821)	(868)	(6,590)
Change in component during year	6	7,332	(620)	6,718
Impact of adoption of guidance for other-than-
temporary impairments of debt securities(3)	-	(575)	-	(575)
Balance, December 31, 2009	105	936	(1,488)	(447)
Change in component during year	2	1,361	328	1,691
Balance, December 31, 2010	$107	$2,297	$(1,160)	$1,244

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2008 includes the purchase of fixed maturities from an affiliate of $(145) million.
(3)	See Note 2 for additional information on the adoption of guidance for other-than-temporary impairments of debt securities.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2010, Prudential Insurance’s unassigned surplus was $4,224 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $1,499 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (the “Department”) of its intent to pay any dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($8,364 million as of December 31, 2010) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve month period ending on the preceding December 31, ($1,127 million for the year ended December 31, 2010), the dividend is considered to be an “extraordinary dividend” and the prior approval of the Department is required for the payment of the dividend. The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance and its U.S. insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,623 million, $1,101 million and $(808) million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus of Prudential Insurance amounted to $8,364 million and $10,042 million at December 31, 2010 and 2009, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

16.    STOCK-BASED COMPENSATION

In 2010 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2010, 2009 and 2008, include allocated costs of $13 million, $14 million and $20 million, respectively, associated with employee stock options and $44 million, $37 million, and $27 million, respectively, associated with employee restricted stock shares, restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17.    EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded contributory and non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2010 and 2009, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2010	2009	2010	2009

	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(7,957)	(7,481)	$(2,122)	(1,994)
Service cost	(130)	(120)	(10)	(10)
Interest cost	(450)	(441)	(113)	(115)
Plan participants’ contributions	-	-	(23)	(21)
Medicare Part D subsidy receipts	-	-	(20)	(14)
Amendments	-	-	-	-
Actuarial gains/(losses), net	(201)	(392)	(40)	(172)
Settlements	-	-	-	-
Curtailments	4	-	-	-
Special termination benefits	-	(1)	-	-
Benefits paid	498	494	213	209
Foreign currency changes and other	6	(16)	(1)	(5)
Benefit obligation at end of period	$(8,230)	$(7,957)	$(2,116)	$(2,122)

Change in plan assets
Fair value of plan assets at beginning of period	$9,572	$9,900	$1,519	$1,417
Actual return on plan assets	1,366	90	152	278
Employer contributions	72	60	14	16
Plan participants’ contributions	-	-	23	21
Disbursement for settlements	-	-	-	-
Benefits paid	(498)	(494)	(213)	(209)
Foreign currency changes and other	(4)	16	-	(4)
Fair value of plan assets at end of period	$10,508	$9,572	$1,495	$1,519

Funded status at end of period	$2,278	$1,615	$(621)	$(603)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,219	$2,523	$-	$-
Accrued benefit liability	(941)	(908)	(621)	(603)
Net amount recognized	$2,278	$1,615	$(621)	$(603)

Items recorded in “Accumulated other comprehensive income”
not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$-	$-	$1	$1
Prior service cost	81	105	(54)	(65)
Net actuarial loss	1,221	1,674	617	660
Net amount not recognized	$1,302	$1,779	$564	$596

Accumulated benefit obligation	$(7,834)	$(7,584)	$(2,116)	$(2,122)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($841 million and $779 million benefit obligation at December 31, 2010 and 2009, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during both 2010 and 2009. As of December 31, 2010 and 2009, the assets in these trusts had a carrying value of $390 million and $281 million, respectively.

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($74 million and $75 million benefit obligation at December 31, 2010 and 2009, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2010 and 2009, the assets in the trust had a carrying value of $124 million and $124 million, respectively.

Pension benefits for foreign plans comprised 3% and 3% of the ending benefit obligation for 2010 and 2009. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2010 and 2009. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2010	2009

	(in millions)

Projected benefit obligation	$1,128	$1,065
Fair value of plan assets	187	157

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2010	2009

	(in millions)

Accumulated benefit obligation	$1,029	$969
Fair value of plan assets	187	157

There were no purchases of annuity contracts in 2010 and 2009 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $20 million and $20 million as of December 31, 2010 and 2009, respectively.

There were no pension plan amendments in 2010 and 2009.  There were no postretirement plan amendments in 2010 and 2009.

Components of Net Periodic Benefit Cost

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2010	2009	2008	2010	2009	2008

	(in millions)

Service cost	$130	$120	$116	$10	$10	$10
Interest cost	450	441	445	113	115	124
Expected return on plan assets	(743)	(729)	(717)	(107)	(107)	(161)
Amortization of transition obligation	-	-	-	1	1	1
Amortization of prior service cost	23	26	28	(12)	(11)	(11)
Amortization of actuarial (gain) loss, net	26	20	17	39	42	1
Settlements	-	-	-	-	-	-
Special termination benefits	-	1	2	-	-	-
Net periodic (benefit) cost	$(114)	$(121)	$(109)	$44	$50	$(36)

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss

	(in millions)

Balance, December 31, 2008	$-	$131	$661	$2	$(76)	$700
Amortization for the period	-	(26)	(20)	(1)	11	(42)
Deferrals for the period	-	-	1,031	-	-	1
Impact of foreign currency changes and other	-	-	2	-	-	1
Balance, December 31, 2009	-	105	1,674	1	(65)	660
Amortization for the period	-	(23)	(26)	(1)	12	(39)
Deferrals for the period	-	-	(422)	-	-	(5)
Impact of foreign currency changes and other	-	(1)	(5)	1	(1)	1
Balance, December 31, 2010	$-	$81	$1,221	$1	$(54)	$617

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2011 are as follows:

	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of transition obligation	$-	$1
Amortization of prior service cost	23	(12)
Amortization of actuarial (gain) loss, net	26	36
Total	$49	$25

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below. The assumptions for 2008 use September 30, 2007 for beginning of period and December 31, 2008 for end of period.  The assumptions for 2009 use December 31, 2008 as the beginning of period and December 31, 2009 for end of period.  The assumptions for 2010 use December 31, 2009 as the beginning of period and December 31, 2010 for end of period:

	Pension Benefits			Other Postretirement Benefits
	2010	2009	2008	2010	2009	2008

Weighted-average assumptions
Discount rate (beginning of period)	5.75%	6.00%	6.25%	5.50%	6.00%	6.00%
Discount rate (end of period)	5.60%	5.75%	6.00%	5.35%	5.50%	6.00%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	7.50%	7.50%	7.75%	7.50%	8.00%	8.00%
Health care cost trend rates (beginning of period)				5.00-7.50%	5.00-8.00%	5.00-8.75%
Health care cost trend rates (end of period)				5.00-7.00%	5.00-7.50%	5.00-8.00%
For 2010, 2009 and 2008, the ultimate health care cost trend rate after
gradual decrease until: 2015, 2014, 2012 (beginning of period)				5.00%	5.00%	5.00%
For 2010, 2009 and 2008, the ultimate health care cost trend rate
after gradual decrease until: 2017, 2015, 2014 (end of period)				5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2010 is based upon the value of a  portfolio of Aa investments whose cash flows would be available to pay the benefit obligation's cash flows when due.  The portfolio is selected from a compilation of approximately 600 Aa-rated bonds across the full range of maturities.  Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated.  This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2010.  A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation.  The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The domestic discount rate used to value the pension and postretirement benefit obligations at December 31, 2009 and 2008 is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 300 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2010 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2010. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing.  The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2011.  The expected long-term rate of return for 2011 is 7.0% for both the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic (benefit) cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits

(in millions)
One percentage point increase
Increase in total service and interest costs	$6
Increase in postretirement benefit obligation	124

One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	110

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of the December 31, 2010 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum

Asset Category
U.S. Equities	2%	11%	36%	47%
International Equities	2%	11%	1%	7%
Fixed Maturities	53%	72%	0%	55%
Short-term Investments	0%	12%	0%	60%
Real Estate	1%	14%	0%	0%
Other	3%	22%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

  Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts.  Pooled separate accounts hold assets for multiple investors.  Each investor owns a “unit of account.”  Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.  Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor.  Each investor owns a “unit of account.”  Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2010 and December 31, 2009 for either the pension or postretirement plans. Pension plan assets of $6,944 million and $6,393 million are included in the Company’s separate account assets and liabilities as of December 31, 2010 and December 31, 2009, respectively.

The authoritative guidance around fair value established a framework for measuring fair value.  Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.”  The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized Cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

.Structured Debt (Gateway Recovery Trust) - The value is based primarily on unobservable inputs including probability weighted cash flows and reinvestment yield assumptions.

Hedge Funds - The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

 Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance.  Group policies are invested in Insurance Company Pooled Separate Accounts.  Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$-	$922	$-	$922
Common/collective trusts (1)	-	35	-	35
Sub-total				957

International Equities:
Pooled separate accounts (2)	-	24	-	24
Common/collective trusts (3)	-	191	-	191
United Kingdom insurance pooled funds (4)	-	77	-	77
Sub-total				292

Fixed Maturities:
Pooled separate accounts (5)	-	996	-	996
Common/collective trusts (6)	-	290	-	290
U.S. government securities (federal):
Mortgage backed	-	4	-	4
Other U.S. government securities	-	1,806	-	1,806
U.S. government securities (state & other)	-	533	-	533
Non-U.S. government securities	-	15	-	15
United Kingdom insurance pooled funds (7)	-	104	-	104
Corporate Debt:
Corporate bonds (8)	-	3,043	10	3,053
Asset backed	-	20	-	20
Collateralized Mortgage Obligations (CMO) (9)	-	739	-	739
Interest rate swaps (Notional amount: $412)	-	(23)	-	(23)
Guarenteed investment contract	-	1	-	1
Other (10)	101	9	(8)	102
Unrealized gain (loss) on investment of securities lending
collateral (11)	-	(123)	-	(123)
Sub-total				7,517

Short-term Investments:
Pooled separate accounts	-	32	-	32
United Kingdom insurance pooled funds	-	5	-	5
Sub-total				37

Real Estate:
Pooled separate accounts (12)	-	-	216	216
Partnerships	-	-	42	42
Sub-total				258

Other:
Structured debt (Gateway Recovery Trust)	-	-	658	658
Partnerships	-	-	219	219
Hedge funds	-	-	570	570
Sub-total				1,447
Total	$101	$8,700	$1,707	$10,508

	As of December 31, 2009
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$-	$782	$-	$782
Common/collective trusts (1)	-	128	-	128
Other (10)	33	5	-	38
Sub-total				948

International Equities:
Pooled separate accounts (2)	-	23	-	23
Common/collective trusts (3)	-	156	-	156
Equities	61	-	-	61
Sub-total				240

Fixed Maturities:
Pooled separate accounts (5)	-	867	-	867
Common/collective trusts (6)	-	345	-	345
U.S. government securities (federal):
Mortgage backed	-	70	-	70
Other U.S. government securities	-	2,085	-	2,085
U.S. government securities (state & other)	-	385	-	385
Non-U.S. government securities	-	13	-	13
United Kingdom insurance pooled funds (7)	-	90	-	90
Corporate Debt:
Corporate bonds (8)	-	2,008	1	2,009
Asset backed	-	102	-	102
Collateralized Mortgage Obligations (CMO) (9)	-	881	2	883
Interest rate swaps (Notional amount: $5,686)	-	215	-	215
Guaranteed investment contract	-	1	-	1
Other (10)	61	(1)	120	180
Unrealized gain (loss) on investment of securities lending
collateral (13)	-	(182)	-	(182)
Sub-total				7,063

Short-term Investments:
Pooled separate accounts	-	10	-	10
United Kingdom insurance pooled funds	-	6	-	6
Sub-total				16

Real Estate:
Pooled separate accounts (12)	-	-	187	187
Partnerships	-	-	48	48
Other	-	-	-	-
Sub-total				235

Other:
Structured debt (Gateway Recovery Trust)	-	-	572	572
Partnerships	-	-	280	280
Hedge fund	-	-	218	218
Sub-total				1,070
Total	$155	$7,989	$1,428	$9,572

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	This category invests in large cap international equity fund whose objective is to track an index.
(3)	This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes.
(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.
(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $1,295 million and the liability for securities lending collateral is $1,418 million.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)
The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $1,231 million and the liability for securities lending collateral is $1,413 million.

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2010

	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts

	(in millions)
Fair Value, beginning of period	$1	$2	$120	$187
Actual Return on Assets:
Relating to assets still held at the reporting date	1	-	-	42
Relating to assets sold during the period	-	-	-	(2)
Purchases, sales and settlements	-	-	(128)	(11)
Transfers in and /or out of Level 3	8	(2)	-	-
Fair Value, end of period	$10	$-	$(8)	$216

	Year Ended December 31, 2010

	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund

	(in millions)
Fair Value, beginning of period	$48	$572	$280	$218
Actual Return on Assets:
Relating to assets still held at the reporting date	4	86	17	44
Relating to assets sold during the period	-	-	-	-
Purchases, sales and settlements	(10)	-	30	200
Transfers in and /or out of Level 3	-	-	(108)	108
Fair Value, end of period	$42	$658	$219	$570

	Year Ended December 31, 2009

	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts

	(in millions)
Fair Value, beginning of period	$13	$2	$161	$323
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	-	(125)
Relating to assets sold during the period	-	-	-	(1)
Purchases, sales and settlements	(3)	-	(41)	(10)
Transfers in and /or out of Level 3	(9)	-	-	-
Fair Value, end of period	$1	$2	$120	$187

	Year Ended December 31, 2009

	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund

	(in millions)
Fair Value, beginning of period	$64	$477	$197	$176
Actual Return on Assets:
Relating to assets still held at the reporting date	(15)	95	17	42
Relating to assets sold during the period	-	-	-	-
Purchases, sales and settlements	(1)	-	66	-
Transfers in and /or out of Level 3	-	-	-	-
Fair Value, end of period	$48	$572	$280	$218

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	-	449	-	449
Common trusts (2)	-	88	-	88
Equities	102	-	-	102
Sub-total				639

International Equities:
Variable Life Insurance Policies (3)	-	51	-	51
Common trusts (4)	-	17	-	17
Sub-total				68

Fixed Maturities:
Common trusts (5)	-	23	-	23
U.S. government securities (federal):
Mortgage Backed	-	13	-	13
Other U.S. government securities	-	157	-	157
U.S. government securities (state & other)	-	2	-	2
Non-U.S. government securities	-	3	-	3
Corporate Debt:
Corporate bonds (6)	-	281	2	283
Asset Backed	-	73	-	73
Collateralized Mortgage Obligations (CMO) (7)	-	201	-	201
Interest rate swaps (Notional amount: $322)	-	3	-	3
Other (8)	10	-	4	14
Unrealizied gain (loss) on investment of securities lending
collateral (9)	-	-	-	-
Sub-total				772

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	-	1	-	1
Registered investment companies	15	-	-	15
Sub-total				16
Total	$127	$1,362	$6	$1,495

	As of December 31, 2009
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Variable Life Insurance Policies:
Pooled separate accounts (1)	$-	$155	$-	$155
Registered investment companies	253	-	-	253
Common trusts (2)	-	95	-	95
Equities	97	-	-	97
Sub-total				600

International Equities:
Variable Life Insurance Policies
Pooled separate accounts (3)	-	39	-	39
Common trusts (4)	-	19	-	19
Sub-total				58

Fixed Maturities:
Common trusts (5)	-	29	-	29
U.S. government securities (federal):
Mortgage Backed	-	33	-	33
Other U.S. government securities	-	84	-	84
U.S. government securities (state & other)	-	1	-	1
Non-U.S. government securities	-	3	-	3
Corporate Debt:
Corporate bonds (6)	-	259	1	260
Asset Backed	-	98	-	98
Collateralized Mortgage Obligations (CMO) (7)	-	215	2	217
Interest rate swaps (Notional amount: $322)	-	4	-	4
Other (8)	110	-	12	122
Sub-total				851

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	-	1	-	1
Registered investment companies	9	-	-	9
Sub-total				10
Total	$469	$1,035	$15	$1,519

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.
(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(9)
The contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $30 million and the liability for securities lending collateral is $30 million.

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2010

	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other

	(in millions)
Fair Value, beginning of period	$1	$2	$12
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	-
Relating to assets sold during the period	-	-	-
Purchases, sales and settlements	1	-	(8)
Transfers in and /or out of Level 3	-	(2)	-
Fair Value, end of period	$2	$-	$4

	Year Ended December 31, 2009

	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other

	(in millions)
Fair Value, beginning of period	$3	$2	$11
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	-
Relating to assets sold during the period	-	-	-
Purchases, sales and settlements	(2)	-	1
Transfers in and /or out of Level 3	-	-	-
Fair Value, end of period	$1	$2	$12

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2010	2009	2010	2009

Asset Category
U.S. Equities	9%	10%	43%	40%
International Equities	3	3	5	4
Fixed Maturities	72	74	51	55
Short-term Investments	-	-	1	1
Real Estate	2	2	-	-
Other	14	11	-	-
Total	100%	100%	100%	100%

          The expected benefit payments for the Company's pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company's postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts

	(in millions)
2011	$524	$199	$19
2012	533	198	20
2013	535	198	21
2014	549	196	21
2015	557	193	22
2016-2020	2,921	920	110
Total	$5,619	$1,904	$213

The Company anticipates that it will make cash contributions in 2011 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

 The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2010 and 2009 was $33 million and $38 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

 The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $52 million, $53 million and $51 million for the years ended December 31, 2010, 2009 and 2008, respectively.

18.    INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2010	2009	2008

	(in millions)
Current tax expense (benefit)
U.S.	$(304)	$202	$(309)
State and local	(3)	(2)	5
Foreign	13	9	20
Total	(294)	209	(284)
Deferred tax expense (benefit)
U.S.	1,131	(606)	(61)
State and local	(3)	9	3
Foreign	-	(3)	5
Total	1,128	(600)	(53)
Total income tax expense (benefit) on continuing operations before equity in earnings of operating
joint ventures	$834	$(391)	$(337)
Income tax expense (benefit) on equity in earnings of operating joint ventures	25	807	(109)
Income tax expense (benefit) on discontinued operations	4	-	(2)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	869	3,054	(3,594)
Impact on Company's investment in Wachovia Securities due to addition of A.G. Edwards business	-	(59)	561
Stock-based compensation programs	1	10	(8)
Cumulative effect of changes in accounting principles	-	310	10
Total income taxes	$1,733	$3,731	$(3,479)

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2010	2009	2008

	(in millions)
Expected federal income tax expense (benefit)	$987	$152	$(277)
Low income housing and other tax credits	(58)	(68)	(79)
Non-taxable investment income	(157)	(120)	(22)
Expiration of statute of limitations and related interest	-	(272)	-
Change in tax rate	93	-	-
Other	(31)	(83)	41
Total income tax expense (benefit) on continuing operations before equity in earnings of
operating joint ventures	$834	$(391)	$(337)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2010	2009

	(in millions)
Deferred tax assets
Policyholders' dividends	$938	$142
Net operating and capital loss carryforwards	4	39
Insurance reserves	714	1,164
Other	322	358
Deferred tax assets before valuation allowance	1,978	1,703
Valuation allowance	(10)	(8)
Deferred tax assets after valuation allowance	1,968	1,695
Deferred tax liabilities
Net unrealized investment gains	2,284	678
Employee benefits	221	433
Investments	623	88
Deferred policy acquisition costs	1,948	1,603
Deferred tax liabilities	5,076	2,802
Net deferred tax liability	$(3,108)	$(1,107)

The application of  U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded primarily related to tax benefits associated with state and local and foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31, as follows

	2010	2009

	(in millions)
Valuation allowance related to state and local deferred tax assets	$-	$-
Valuation allowance related to foreign operations deferred tax assets	$10	$8

The following table sets forth the federal and state operating and capital loss carryforwards for tax purposes, at December 31:

	2010	2009

	(in millions)
Federal net operating and capital loss carryforwards (1)	$11	$108
State net operating and capital loss carryforwards (2)	$5	$5

[Missing Graphic Reference]

(1)	Expires between 2014 and 2030.
(2)	Expires between 2025 and 2030.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary.   During 2010, 2009, and 2008 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2010	2009	2008

	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$205	$187	$166

The Company’s unrecognized tax benefits for the periods indicated are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years

	(in millions)
Amounts as of December 31, 2007	$386	$135	$521
Increases in unrecognized tax benefits taken in prior period	-	98	98
(Decreases) in unrecognized tax benefits taken in prior period	-	(27)	(27)
Amounts as of December 31, 2008	386	206	592
Increases in unrecognized tax benefits taken in prior period	-	43	43
(Decreases) in unrecognized tax benefits taken in prior period	(22)	(21)	(43)
Settlements with Parent	(150)	(247)	(397)
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable
statute of limitations	(214)	-	(214)
Amounts as of December 31, 2009	-	(19)	(19)
Increases in unrecognized tax benefits taken in prior period	2	-	2
(Decreases) in unrecognized tax benefits taken in prior period	-	-	-
Amounts as of December 31, 2010	$2	$(19)	$(17)
Unrecognized tax benefits that, if recognized, would favorably impact the effective
rate as of December 31, 2008	$386	$88	$474
Unrecognized tax benefits that, if recognized, would favorably impact the effective
rate as of December 31, 2009	$-	$9	$9
Unrecognized tax benefits that, if recognized, would favorably impact the effective
rate as of December 31, 2010	$2	$9	$11

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2010	2009	2008

	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$18	$(138)	$52
Interest and penalties recognized in liabilities in the consolidated statements of
financial position	$-	$(18)	$190

On December 22, 2009, in accordance with the terms of the tax sharing agreement with its parent, the Company settled $310 million of its contingent tax liability with Prudential Financial and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as a capital contribution.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on

July 31, 2009. The statute of limitations for the 2004 through 2007 tax years will expire in February 2012, unless extended. Tax years 2008 and 2009 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired. See Note 20 for a discussion of the settlement of the Company’s contingent tax liability with Prudential Financial.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and related interest of $272 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2009, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 14, 2011, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2008, 2009 or 2010 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive (“IDD”) stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company is working with its IRS audit team to bring the DRD issue to a close in accordance with the IDD. These activities had no impact on the Company’s 2008, 2009 or 2010 results.

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007 through 2010, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

On March 23, 2010, President Obama signed into law the Patient Protection and Affordable Care Act, which was modified by the Health Care and Education Reconciliation Act of 2010 signed into law on March 30, 2010,  (together, the “Healthcare Act”). The federal government provides a subsidy to companies that provide certain retiree prescription drug benefits (the “Medicare Part D subsidy”), including the Company. The Medicare Part D subsidy was previously provided tax-free. However, as currently adopted, the Healthcare Act includes a provision that would reduce the tax deductibility of retiree health care costs to the extent of any Medicare Part D subsidy received. In effect, this provision of the Healthcare Act makes the Medicare Part D subsidy taxable beginning in 2013. Therefore, the Company incurred a charge in 2010 for the reduction of deferred tax assets of $94 million, which reduces net income and is reflected in “Income tax expense (benefit).”

19.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability:  (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include:  fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include:  certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits.  Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2010 and 2009, these over-rides on a net basis were not material.

Inactive Markets - During 2009 and continuing through the first quarter of 2010, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles. The

Company also observed significant implied relative liquidity risk premiums, yields, and weighting of “worst case” cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with its own estimates for such securities.  In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved beginning in the second quarter of 2009. Based on this information, the Company concluded as of June 30, 2009, and continuing through March 31, 2010, that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value. As a result, the Company considered both third-party pricing information and an internally developed price based on a discounted cash flow model in determining the fair value of certain of these securities as of June 30, 2009 through March 31, 2010. Based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity, the Company classified these securities within Level 3 as of June 30, 2009 through March 31, 2010.

Beginning in the second quarter of 2010, the Company observed an increasingly active market, as evidence of orderly transactions in asset-backed securities collateralized by sub-prime mortgages became more apparent. Additionally, the valuation based on the pricing the Company received from independent pricing services was not materially different from its internal estimates of current market value for these securities.  As a result, where third party pricing information based on observable inputs was used to fair value the security, and based on the assessment that the market has been becoming increasingly active, the Company reported fair values for these asset-backed securities collateralized by sub-prime mortgages in Level 2 since June 30, 2010. As of December 31, 2010, the fair value of these securities included in Level 2 were $4,505 million included in Fixed Maturities Available for Sale – Asset-Backed Securities and $208 million included in Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2010
	Level 1	Level 2	Level 3	Netting (2)	Total

	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	$-	$9,842	$-	$-	$9,842
Obligations of U.S. states and their political subdivisions	-	1,777	-	-	1,777
Foreign government bonds	-	2,161	27	-	2,188
Corporate securities	5	73,507	991	-	74,503
Asset-backed securities	-	8,467	1,507	-	9,974
Commercial mortgage-backed securities	-	11,113	-	-	11,113
Residential mortgage-backed securities	-	7,138	23	-	7,161
Subtotal	5	114,005	2,548	-	116,558
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	178	-	-	178
Obligations of U.S. states and their political subdivisions	-	182	-	-	182
Foreign government bonds	-	101	-	-	101
Corporate securities	-	9,924	82	-	10,006
Asset-backed securities	-	804	226	-	1,030
Commercial mortgage-backed securities	-	2,402	5	-	2,407
Residential mortgage-backed securities	-	1,345	18	-	1,363
Equity securities	2	67	4	-	73
All other activity	606	91	-	-	697
Subtotal	608	15,094	335	-	16,037

Other trading account assets:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	84	-	-	84
Obligations of U.S. states and their political subdivisions	118	-	-	-	118
Corporate securities	-	164	-	-	164
Asset-backed securities	-	164	11	-	175
Commercial mortgage-backed securities	-	52	-	-	52
Equity Securities	222	-	4	-	226
All other activity	17	10,116	129	(5,904)	4,358
Subtotal	357	10,580	144	(5,904)	5,177

Equity securities, available for sale	3,440	1,923	69	-	5,432
Commercial mortgage and other loans	-	-	(6)	-	(6)
Other long-term investments	3	10	251	-	264
Short-term investments	2,586	505	-	-	3,091
Cash equivalents	478	1,667	-	-	2,145
Other assets	2,781	-	-	-	2,781
Due from parent and affiliates	-	528	1,919	-	2,447
Subtotal excluding separate account assets	10,258	144,312	5,260	(5,904)	153,926
Separate account assets (1)	41,092	102,341	15,771	-	159,204
Total assets	$51,350	$246,653	$21,031	$(5,904)	$313,130
Future policy benefits	-	-	(348)	-	(348)
Other liabilities	3	6,582	3	(5,712)	876
Due to parent and affiliates	-	2,882	126	-	3,008
Total liabilities	$3	$9,464	$(219)	$(5,712)	$3,536

	As of December 31, 2009 (3)
	Level 1	Level 2	Level 3	Netting (2)	Total

	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	$-	$6,718	$-	$-	$6,718
Obligations of U.S. states and their political subdivisions	-	1,284	-	-	1,284
Foreign government bonds	-	2,122	42	-	2,164
Corporate securities	5	67,387	752	-	68,144
Asset-backed securities	-	3,058	6,085	-	9,143
Commercial mortgage-backed securities	-	9,953	-	-	9,953
Residential mortgage-backed securities	-	8,719	83	-	8,802
Subtotal	5	99,241	6,962	-	106,208
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	56	-	-	56
Obligations of U.S. states and their political subdivisions	-	31	-	-	31
Foreign government bonds	-	106	-	-	106
Corporate securities	-	9,335	83	-	9,418
Asset-backed securities	-	576	281	-	857
Commercial mortgage-backed securities	-	1,888	5	-	1,893
Residential mortgage-backed securities	-	1,412	20	-	1,432
Equity securities	-	118	3	-	121

All other activity	343	382	-	-	725
Subtotal	343	13,904	392	-	14,639
Other trading account assets:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	1	70	-	-	71
Corporate securities	-	169	-	-	169
Asset-backed securities	-	141	42	-	183
Commercial mortgage-backed securities	-	52	-	-	52
Equity Securities	213	-	2	-	215
All other activity	13	6,427	290	(4,555)	2,175
Subtotal	227	6,859	334	(4,555)	2,865

Equity securities, available for sale	2,909	1,823	124	-	4,856
Commercial mortgage and other loans	-	-	(10)	-	(10)
Other long-term investments	1	21	-	-	22
Short-term investments	3,181	1,464	-	-	4,645
Cash equivalents	4,394	1,983	-	-	6,377
Other assets	2,555	7	-	-	2,562
Due from parent and affiliates	-	450	3,372	-	3,822
Subtotal excluding separate account assets	13,615	125,752	11,174	(4,555)	145,986
Separate account assets (1)	32,653	86,776	13,047	-	132,476
Total assets	$46,268	$212,528	$24,221	$(4,555)	$278,462
Future policy benefits	-	-	58	-	58
Other liabilities	-	4,996	10	(4,154)	852
Due to parent and affiliates	-	1,122	288	-	1,410
Total liabilities	$-	$6,118	$356	$(4,154)	$2,320

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(2)
“Netting” amounts represent cash collateral and the impact of offsetting unaffiliated asset and liability positions held with the same counterparty. External derivative transactions are classified as receivables or payables within the table on an individual trade basis. Affiliated derivative transactions within each fair value hierarchy level are classified net as receivables or payables based on their net counterparty exposure.

(3)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding Separate Account Assets is excluded as the risk of assets for these categories is primarily borne by our customers and policyholders.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service.  If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2010 and 2009, over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets (including trading account assets supporting insurance liabilities) consist primarily of public corporate bonds, treasuries, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Other Long-Term Investments – Other long-term investments, other than derivatives, consist of fund investments where the fair value option has been elected. The fair value of these fund investments is primarily determined by the fund managers. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.  Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange-traded futures and options include treasury futures, eurodollar futures, commodity futures, eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (OTC) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility, and are classified as Level 2.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities. However, the non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value and classify these derivative contracts as Level 2.

Derivatives classified as Level 3 include first-to-default credit basket swaps, look-back equity options and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Look-back equity options and other structured options and derivatives are valued using simulation models such as the Monte Carlo technique. The input values for look-back equity options are derived from observable market indices such as interest rates, dividend yields, equity indices as well as unobservable model-specific input values such as certain volatility parameters. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets and Other Liabilities – Other assets carried at fair value include U.S. Treasury bills held within our global commodities group whose fair values are based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. As a result, they are reported in the Level 1 hierarchy. Included in other liabilities are various derivatives contracts executed within our global commodities group, including exchange-traded futures, foreign currency and commodity contracts. The fair values of these derivative instruments are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to\from parent and affiliates - Due to\from parent and affiliates consist primarily of notes receivable, derivative activity and receivables associated with the reinsurance of guarantees on variable annuity contracts whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments” and “Future Policy Benefits” below.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.  This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market-perceived risk of its own non-performance in the valuation of the embedded derivatives associated with its optional living benefit features.  Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company’s insurance subsidiaries in the valuation of the liability appropriately takes into consideration the Company’s own risk of non-performance. To reflect the market’s perception of its non-performance risk, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company’s insurance subsidiaries, as indicated by the credit spreads associated with funding agreements issued by these subsidiaries. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2010 generally ranged from 50 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those embedded derivatives in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 – Periodically there are transfers between Level 1 and Level 2 for foreign common stocks held in the Company’s Separate Account. In certain periods, an adjustment may be made to the fair value of these assets beyond the quoted market price to reflect events that occurred between the close of foreign trading markets and the close of U.S. trading markets for that day. If an adjustment is made in the reporting period, these Separate Account assets are classified as Level 2. When an adjustment is not made, they are classified as Level 1. This type of adjustment was made at December 31, 2009, but not at December 31, 2010. As a result, for the year ended December 31, 2010, $3.4 billion of transfers from Level 2 to Level 1 occurred for these Separate Account assets on a net basis.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010

	Fixed Maturities Available For Sale - Foreign Government Bonds	Fixed Maturities Available For Sale - Corporate Securities	Fixed Maturities Available For Sale - Asset- Backed Securities	Fixed Maturities Available For Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available For Sale - Residential Mortgage- Backed Securities

	(in millions)
Fair Value, beginning of period	$42	$752	$6,085	$-	$83
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(28)	(47)	-	-
Other income	-	-	-	-	-
Included in other comprehensive income (loss)	-	94	109	1	-
Net investment income	-	8	(19)	-	1
Purchases, sales, issuances and settlements	-	(183)	339	19	(6)
Other(1)	-	10	-	48	(48)
Transfers into Level 3(2)	-	455	129	8	2
Transfers out of Level 3(2)	(15)	(117)	(5,089)	(76)	(9)
Fair Value, end of period	$27	$991	$1,507	$-	$23

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$(30)	$(66)	$-	$-
Other income	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$-	$101	$98	$1	$-

	Year Ended December 31, 2010

	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities

	(in millions)
Fair Value, beginning of period	$83	$281	$5	$20	$3
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-
Other income	(1)	1	3	1	2
Included in other comprehensive income (loss)	-	-	-	-	-
Net investment income	1	1	-	-	-
Purchases, sales, issuances and settlements	(36)	185	(2)	(3)	(1)
Other(1)	-	-	-	-	-
Transfers into Level 3(2)	72	9	31	-	-
Transfers out of Level 3(2)	(37)	(251)	(32)	-	-
Fair Value, end of period	$82	$226	$5	$18	$4

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-
Other income	$(3)	$1	$5	$1	$2
Included in other comprehensive income (loss)	$-	$-	$-	$-	$-

		Year Ended December 31, 2010
		Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available for Sale

		(in millions)
Fair Value, beginning of period		$42	$2	$290	$124
Total gains or (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net	-	-	(66)	51
	Other income	3	2	3	-
Included in other comprehensive income (loss)		-	-	-	(39)
Net investment income		-	-	-	-
Purchases, sales, issuances and settlements		(49)	-	(98)	(69)
Other(1)		-	-	-	-
Transfers into Level 3(2)		15	-	-	3
Transfers out of Level 3(2)		-	-	-	(1)
Fair Value, end of period		$11	$4	$129	$69

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$(65)	$(2)
Other income	$2	$1	$3	$-
Included in other comprehensive income (loss)	$-	$-	$-	$5

	Year Ended December 31, 2010
	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates	Separate Account Assets(4)

	(in millions)
Fair Value, beginning of period	$(10)	$-	$3,372	$13,047
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	4	(9)	(477)	-
Other income	-	18	-	-
Interest credited to policyholders' account balances	-	-	-	2,125
Included in other comprehensive income (loss)	-	-	37	-
Net investment income	-	-	45	-
Purchases, sales, issuances and settlements	-	242	(1,468)	839
Foreign currency translation	-	-	-	-
Other(1)	-	-	-	-
Transfers into Level 3(2)	-	-	410	171
Transfers out of Level 3(2)	-	-	-	(411)
Fair Value, end of period	$(6)	$251	$1,919	$15,771

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$4	$(9)	$(476)	$-
Other income	$-	$18	$-	$-
Interest credited to policyholders' account balances	$-	$-	$-	$1,077
Included in other comprehensive income (loss)	$-	$-	$48	$-

	Year Ended December 31, 2010
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

	(in millions)
Fair Value, beginning of period	$(58)	$(10)	$(288)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	520	4	68
Other income	-	-	(3)
Included in other comprehensive income (loss)	-	-	-
Net investment income	-	-	-
Purchases, sales, issuances and settlements	(114)	3	97
Other(1)	-	-	-
Transfers into Level 3(2)	-	-	-
Transfers out of Level 3(2)	-	-	-
Fair Value, end of period	$348	$(3)	$(126)

Unrealized gains (losses) for the period relating to
those Level 3 assets and liabilities that were still held
at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$474	$4	$68
Other income	$-	$-	$(3)
Included in other comprehensive income (loss)	$-	$-	$-

__________
(1)	Other represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale – Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,880 million and $222 million, respectively, for the year ended December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009

	Fixed Maturities Available For Sale - Foreign Government Bonds	Fixed Maturities Available For Sale - Corporate Securities	Fixed Maturities Available For Sale - Asset- Backed Securities	Fixed Maturities Available For Sale - Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Foreign Government Bonds

	(in millions)
Fair Value, beginning of period	$27	$833	$855	$208	$-
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(96)	(661)	-	-
Other income	-	-	-	-	-
Included in other comprehensive income (loss)	5	112	2,257	(1)	-
Net investment income	-	11	57	1	-
Purchases, sales, issuances and settlements	123	(579)	(1,582)	18	12
Other(1)	-	-	-	-	-
Transfers into Level 3(2)	10	872	5,228	-	-
Transfers out of Level 3(2)	(123)	(401)	(69)	(143)	(12)
Fair Value, end of period	$42	$752	$6,085	$83	$-

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$(100)	$(658)	$-	$-
Other income	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$5	$103	$2,202	$(1)	$-

	Year Ended December 31, 2009

	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities

	(in millions)
Fair Value, beginning of period	$75	$35	$6	$28	$1
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-
Other income	20	59	(1)	3	2
Included in other comprehensive income (loss)	-	-	-	-	-
Net investment income	2	-	-	-	-
Purchases, sales, issuances and settlements	(72)	(66)	-	(4)	-
Other(1)	-	-	-	-	-
Transfers into Level 3(2)	229	266	-	-	-
Transfers out of Level 3(2)	(171)	(13)	-	(7)	-
Fair Value, end of period	$83	$281	$5	$20	$3

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-
Other income	$16	$47	$(1)	$3	$2
Included in other comprehensive income (loss)	$-	$-	$-	$-	$-

	Year Ended December 31, 2009
	Other Trading Account Assets- Corporate Securities	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available for Sale

	(in millions)
Fair Value, beginning of period	$38	$-	$7	$1,306	$73
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	(320)	(10)
Other income	-	3	3	24	-
Included in other comprehensive income (loss)	-	-	-	-	51
Net investment income	-	-	-	-	-
Purchases, sales, issuances and settlements	(2)	3	(7)	(720)	13
Other(1)	(36)	36	-	-	-
Transfers into Level 3(2)	-	-	-	-	12
Transfers out of Level 3(2)	-	-	(1)	-	(15)
Fair Value, end of period	$-	$42	$2	$290	$124

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$(320)	$(21)
Other income	$2	$1	$3	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-	$-	$51

			Year Ended December 31, 2009
			Commercial Mortgage and Other Loans	Due from parent and affiliates	Separate Account Assets(4)

			(in millions)
Fair Value, beginning of period			$-	$833	$19,780
Total gains or (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net		(10)	(872)	-
	Other income		-	-	-
	Interest credited to policyholders' account balances		-	-	(7,365)
Included in other comprehensive income (loss)			-	58	-
Net investment income			-	-	-
Purchases, sales, issuances and settlements			-	1,669	420
Other(1)			-	-	-
Transfers into Level 3(2)			-	1,684	559
Transfers out of Level 3(2)			-	-	(347)
Fair Value, end of period			$(10)	$3,372	$13,047

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
	Realized investment gains (losses), net		$(10)	$(846)	$-
	Other income		$-	$-	$-
	Interest credited to policyholders' account balances		$-	$-	$(7,579)
Included in other comprehensive income (loss)			$-	$-	$-

	Year Ended December 31, 2009
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

	(in millions)
Fair Value, beginning of period	$(1,172)	$(139)	$(1,260)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,159	82	272
Other income	-	-	9
Included in other comprehensive income (loss)	-	-	-
Net investment income	-	-	-
Purchases, sales, issuances and settlements	(45)	49	691
Other(1)	-	-	-
Transfers into Level 3(2)	-	(2)	-
Transfers out of Level 3(2)	-	-	-
Fair Value, end of period	$(58)	$(10)	$(288)

Unrealized gains (losses) for the period relating to
those Level 3 assets and liabilities that were still held
at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$1,079	$82	$272
Other income	$-	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-
__________
(1)	Other represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position. Includes reclassifications to conform to current period presentation.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,583 million and $188 million, respectively, resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages was an inactive market, as discussed above. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) or models with observable inputs were utilized.

Transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008

	Fixed Maturities Available For Sale	Trading Account Assets Supporting Insurance Liabilities	Other Trading Account Assets	Equity Securities Available for Sale

	(in millions)
Fair Value, beginning of period	$2,787	$291	$469	$164
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(347)	-	628	(5)
Other income	-	(39)	(5)	-
Included in other comprehensive income (loss)	(346)	-	-	(24)
Net investment income	11	(1)	-	-
Purchases, sales, issuances and settlements	(305)	(32)	259	(12)
Transfers into (out of) Level 3(1)	123	(74)	-	(50)
Fair Value, end of period	$1,923	$145	$1,351	$73

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$(363)	$-	$628	$(5)
Other income	$-	$(46)	$(5)	$-
Included in other comprehensive income (loss)	$(327)	$-	$-	$(21)

	Year Ended December 31, 2008
	Due from Parent and Affiliates	Separate Account Assets (3)	Future Policy Benefits	Other Liabilities

	(in millions)
Fair Value, beginning of period	$35	$21,815	$(71)	$(77)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	777	-	(1,079)	(101)
Other income	-	-	-	-
Interest credited to policyholders' account balances	-	(2,983)	-	-
Included in other comprehensive income (loss)	-	-	-	-
Net investment income	-	-	-	-
Purchases, sales, issuances and settlements	21	1,555	(22)	39
Transfers into (out of) Level 3(1)	-	(607)	-	-
Fair Value, end of period	$833	$19,780	$(1,172)	$(139)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$777	$-	$(1,079)	$(101)
Other income	$-	$-	$-	$-
Interest credited to policyholders' account balances	$-	$(3,733)	$-	$-

Year Ended December 31, 2008
Due to Parent and Affiliates

(in millions)
Fair Value, beginning of period	$(395)
Total gains or (losses) (realized\unrealized):
Included in earnings:
Realized investment gains (losses), net	(650)
Other income	-
Included in other comprehensive income (loss)	-
Net investment income	-
Purchases, sales, issuances and settlements	(215)
Transfers into (out of) Level 3(2)	-
Fair Value, end of period	$(1,260)

Unrealized gains (losses) for the period relating to those Level 3 liabilities that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$(650)
Other income	$-
Interest credited to policyholders' account balances	$-

____________
(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Net transfers into Level 3 for Fixed Maturities Available for Sale totaled $123 million during the year ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The net amount of transfers out of level 3 for Trading Account Assets Supporting Insurance Liabilities of $74 million during the year ended December 31, 2008 is due primarily to the use of observable inputs in valuation methodologies as well as pricing service information for certain assets that the Company was able to validate. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs within the valuation methodologies and broker quotes, when previously information from third party pricing services was utilized.

The net amount of Separate Account Assets transferred out of Level 3 for the year ended December 31, 2008 was $607 million. This resulted from the use of vendor pricing information that the Company was able to validate that was previously unavailable. Partially offsetting the transfers out for this activity were transfers into Level 3 as a result of further review of valuation methodologies for certain assets that had been previously classified as Level 2.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives which are recorded with the associated host contract. These derivative assets and liabilities are included in “Other trading account assets,” “Other long-term investments” or “Other liabilities” in the tables presented above.

	As of December 31, 2010
	Level 1	Level 2	Level 3		Netting (1)	Total

	(in millions)
Derivative assets:
Interest Rate	$17	$6,536	$3	$		$6,556
Currency	7	1,743	-			1,750
Credit	-	107	-			107
Currency/Interest Rate	-	2,284	-			2,284
Equity	-	549	126			675
Commodity	144	235	-			379
Netting (1)					(7,416)	(7,416)
Total derivative assets	$168	$11,454	$129		$(7,416)	$4,335
Derivative liabilities:
Interest Rate	$18	$6,206	$12	$		$6,236
Currency	-	1,678	-			1,678
Credit	-	108	-			108
Currency/Interest Rate	-	2,402	-			2,402
Equity	-	513	126			639
Commodity	-	314	-			314
Netting (1)					(7,325)	(7,325)
Total derivative liabilities	$18	$11,221	$138		$(7,325)	$4,052

(1) “Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010

	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$297	$(297)	$5	$(5)	$-	$(4)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(110)	110	(5)	5	3	(12)
Other income	-	-	-	-	-	4
Purchases, sales, issuances and settlements	(61)	61	-	-	-	-
Transfers into Level 3(1)	-		-	-	-	-
Transfers out of Level 3(1)	-		-	-	-	-
Fair Value, end of period	$126	$(126)	$-	$-	$3	$(12)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(104)	$104	$(5)	$5	$3	$(12)
Other income	$(6)	$6	$-	$-	$-	$-

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value adjustments resulted in $5 million of losses being recorded for the year ended December 31, 2010 on certain commercial mortgage loans. The carrying value of these loans as of December 31, 2010 was $56 million. Similar losses on commercial mortgage loans of $109 million and $6 million were recorded for the years ended December 31, 2009 and 2008. The reserves were based on either discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and were classified as Level 3 in the hierarchy.

Impairments of $6 million, $51 million and $27 million were recorded for the years ended December 31, 2010, 2009 and 2008, respectively, on certain cost method investments. The carrying value as of December 31, 2010 of these investments was $165 million. In addition, impairments of $2 million and $11 million were recorded for the year ended December 31, 2010 and 2009, respectively, on certain equity method investments. These fair value adjustments were based on inputs classified as Level 3 in the valuation hierarchy. The inputs utilized were primarily discounted estimated future cash flows and, where appropriate, valuations provided by the general partners taken into consideration with deal and management fee expenses.

Fair Value Option - The following table presents information regarding changes in fair values recorded in earnings for other long-term investments where the fair value option has been elected.

	2010	2009	2008

	(in millions)
Assets:
Other long-term investments:
Changes in fair value	18	-	-

Changes in fair value are reflected in “Other income.” The fair value of other long-term investments was $258 million as of December 31, 2010.

Fair Value of Financial Instruments

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, affiliated notes receivable classified as available for sale, separate account assets, investment contracts included in separate account liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 21 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2010		December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value

	(in millions)
Assets:
Commercial mortgage and other loans	$26,647	$27,773	$26,289	$25,649
Policy loans	8,036	9,831	7,907	9,358
Other affiliated notes receivable	971	993	964	966
Liabilities:
Policyholders' account balances - investment contracts	$59,179	$60,451	$58,162	$58,921
Short-term and long-term debt	9,942	10,328	9,860	9,787

The fair values presented above for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of U.S. insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Notes Receivable – Affiliated

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Investment Contracts – Policyholders’ Account Balances

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflects the Company’s own non-performance risk. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products the fair value is the market value of the assets supporting the liabilities.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

20.    RELATED PARTY

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC.  Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $519 million, $499 million and $408 million for the years ended December 31, 2010, 2009 and 2008, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $1 million, $1 million and $18 million for the years ended December 31, 2010, 2009 and 2008, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $154 million and $85 million at December 31, 2010 and 2009, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company.  Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $262 million, $248 million and $272 million as contra-revenue in “Net investment income” and $110 million, $155 million and $129 million in “General and administrative expenses” for the years ended December 31, 2010, 2009 and 2008, respectively. “Due to parent and affiliates” includes $29 million and $20 million at December 31, 2010 and 2009, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity
	Dates	Rate	2010	2009

			(in millions)

U.S. Dollar floating rate notes(1)	2010 - 2026	0.29% - 5.59%	$264	$1,018
U.S. Dollar fixed rate notes(2)	2010 - 2026	1.72% - 11.03%	1,794	2,977
Japanese Yen fixed rate notes	2014 - 2019	1.73% - 3.40%	290	252
Total long-term notes receivable - affiliated(3)			2,348	4,247
Short-term notes receivable - affiliated(4)			1,077	544
Total notes receivable - affiliated			$3,425	$4,791

[Missing Graphic Reference]
(1)	Includes current portion of the long-term notes receivable of $5 million and $660 million at December 31, 2010 and 2009, respectively.
(2)	Includes current portion of the long-term notes receivable of $539 million at 2009.
(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(4)	Short-term notes receivable have variable rates, which averaged 1.36% at December 31, 2010 and 1.32% at December 31, 2009. Short-term notes receivable are payable on demand.

The affiliated notes receivable included above that are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $21 million and $30 million at December 31, 2010 and 2009, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $258 million, $207 million and $97 million for the years ended December 31, 2010, 2009, and 2008, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $181 million and $70 million, associated with these transactions at December 31, 2010 and 2009, respectively. Revenues related to this lending activity were $1 million, $0 million and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively, and are included in “Net investment income.”

Sales of Fixed Maturities and Commercial Mortgage & Agricultural Mortgage Loans between Related Parties

During 2010, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $1,136 million, the fair value on the date of the transfer plus accrued interest. The difference of $96 million between the amortized cost and the fair value of the securities was recorded by the Company as a reduction to additional paid-in capital.

In March 2010, the Company purchased fixed maturities classified as trading account assets from an affiliate for a total of $175 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the assets at fair at the time of the purchase. Trading account assets are carried at fair value in the Company’s consolidated statement of financial position.

In June 2010, the Company purchased fixed maturity investments from its separate account for a total of $118 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at fair value at the time of the purchase.

In December 2009, the Company sold fixed maturity investments to an affiliate for a total of $1,871 million, the fair value on the date of transfer plus accrued interest.  In consideration for this sale, the Company received notes receivable from affiliates with a fair value of $1,890 million and $24 million for the accrued interest.

In September 2009, the Company purchased fixed maturity investments from affiliates for a total of $294 million, the fair value on the date of the transfer plus accrued interest.
In June 2009, the Company sold fixed maturity investments to an affiliate for a total of $682 million, the fair value on the date of the transfer plus accrued interest.

    In June 2009, the Company sold fixed maturity investments to an affiliate for a total of $682 million, the fair value on the date of the transfer plus accrued interest.

In July 2009, the Company sold commercial mortgage and agricultural mortgage loans to an affiliate for a total of $27 million, the fair value on the date of the transfer plus accrued interest and premiums, less escrows. Commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In June 2009, the Company bought back certain loans that were sold to an affiliate in 2008 because they did not meet the affiliate’s criteria.  The purchase price was $62 million, the fair value on the date of the original transfer plus accrued interest, less escrows.

Transfer of Loans between Affiliates

In October 2009, the Company received a ¥9 billion affiliated loan from Prudential Financial.  The Company recorded the loan at a fair value of $105 million, net of taxes, which also represented the affiliate’s carrying value.  The offset was recorded by the Company as a capital contribution.

Settlement of Contingent Tax Liability between Affiliates

During 2009, in accordance with the terms of the tax sharing agreement with its parent, the Company settled $310 million of its contingent tax liability with Prudential Financial and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as a capital contribution.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $2,217 million and $1,410 million at December 31, 2010 and 2009, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $3,006 million and $1,407 million at December 31, 2010 and 2009, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” include $1,005 million and $1,814 million related to these agreements at December 31, 2010 and 2009, respectively. In March and June 2009, the Company settled $1,522 million of its obligation related to the affiliated funding agreements mentioned above for $1,221 million, which resulted in an increase in “Additional paid-in capital” of $278 million. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $11 million and $23 million related to these agreements at December 31, 2010 and 2009, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $70 million, $121 million and $192 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $93 million and $83 million at December 31, 2010 and 2009, respectively. “Net investment income” includes gains of $18 million for the year ended December 31, 2010, gains of $22 million for the year ended December 31, 2009 and a loss of $3 million for the year ended December 31, 2008, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non- dealer or broker capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price.  The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.  These hedges do not qualify for hedge accounting.

 Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

 Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the risk that unfavorable changes in currency exchange rates will reduce U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

 Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

 Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 22 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

 The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date.  These transactions do not qualify as secured borrowings and are accounted for as derivatives.

  The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company sells synthetic guaranteed investment contracts which are investment-only, fee-based stable value products, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets under the terms of investment guidelines agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated plan cash flow requirements. These contracts are accounted for as derivatives and recorded at fair value.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2010			December 31, 2009

	Notional	Fair Value		Notional	Fair Value
	Amount	Assets	Liabilities	Amount	Assets	Liabilities

	(in millions)
Qualifying Hedge Relationships
Interest Rate	$5,560	$93	$(359)	$6,831	$93	$(355)
Currency	-	-	-	34	-	-
Currency/Interest Rate	2,245	37	(211)	1,207	9	(245)
Total Qualifying Hedge Relationships	$7,805	$130	$(570)	$8,072	$102	$(600)

Non-Qualifying Hedge Relationships
Interest Rate	$78,853	$2,226	$(1,496)	$64,020	$1,835	$(1,179)
Currency	2,998	13	(40)	3,176	57	(2)
Credit	1,149	72	(72)	1,818	236	(68)
Currency/Interest Rate	2,262	190	(146)	2,379	119	(181)
Equity	3,116	50	(15)	1,121	56	(36)
Total Non-Qualifying Hedge Relationships	$88,378	$2,551	$(1,769)	$72,514	$2,303	$(1,466)

Total Derivatives (1)	$96,183	$2,681	$(2,339)	$80,586	$2,405	$(2,066)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $247 million as of December 31, 2010 and a net liability of $306 million as of December 31, 2009, included in “Future policy benefits” and “Fixed maturities, available for sale.”

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,
	2010	2009	2008

Qualifying Hedges	(in millions)
Fair value hedges
Interest Rate
Realized investment gains (losses), net	$(114)	$340	$(551)
Net investment income	(147)	(157)	(99)
Interest credited to policyholder account balances—(increase)/decrease	68	70	17
Currency
Other income	-	-	5
Total fair value hedges	$(193)	$253	$(628)

Cash flow hedges
Interest Rate
Interest credited to policyholder account balances—(increase)/decrease	(3)	(7)	3
Accumulated other comprehensive income (loss) (1)	(3)	29	(31)
Currency/Interest Rate
Net investment income	(2)	(2)	(10)
Interest expense—(increase)/decrease	-	-	11
Other income	4	(4)	(37)
Accumulated other comprehensive income (loss) (1)	71	(156)	127
Total cash flow hedges	$67	$(140)	$63

Net investment hedges
Currency
Accumulated other comprehensive income (loss) (1)	-	(5)	14
Total net investment hedges	$-	$(5)	$14

Non-qualifying Hedges
Realized investment gains (losses), net
Interest Rate	807	(508)	1,435
Currency	51	(36)	35
Currency/Interest Rate	98	(162)	232
Credit	(86)	-	95
Equity	(17)	(239)	159
Embedded Derivatives (Interest/Equity/Credit)	585	1,280	(1,382)
Total non-qualifying hedges	$1,438	$335	$574
Total Derivative Impact	$1,312	$443	$23

(1)	Amounts deferred in Equity.

For the years ended December 31, 2010, 2009, and 2008, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2007	$(211)
Net deferred gains on cash flow hedges from January 1 to December 31, 2008	138
Amount reclassified into current period earnings	(42)
Balance, December 31, 2008	(115)
Net deferred losses on cash flow hedges from January 1 to December 31, 2009	(151)
Amount reclassified into current period earnings	24
Balance, December 31, 2009	(242)
Net deferred gains on cash flow hedges from January 1 to December 31, 2010	62
Amount reclassified into current period earnings	6
Balance, December 31, 2010	$(174)

Using December 31, 2010 values it is anticipated that a pre-tax loss of approximately $9 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2011, offset by amounts pertaining to the hedged items. As of December 31, 2010, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 13 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Unaudited Interim Consolidated Statements of Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $123 million in 2010, $122 million in 2009, and $128 million in 2008.

Credit Derivatives Written

The following tables set forth the Company’s exposure from credit derivatives where the Company has written credit protection, excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of December 31, 2010 and December 31, 2009.

December 31, 2010
	Single Name		First to Default Basket		Total
NAIC Designation (1)	Notional	Fair Value	Notional	Fair Value	Notional	Fair value

(in millions)
1	$5	$-	$-	$-	$5	$-
2	-	-	-	-	-	-
Subtotal	5	-	-	-	5	-
3	-	-	-	-	-	-
4	-	-	-	-	-	-
5	-	-	-	-	-	-
6	-	-	-	-	-	-
Subtotal	-	-	-	-	-	-
Total	$5	$-	$-	$-	$5	$-

	December 31, 2009
	Single Name		First to Default Basket		Total
NAIC Designation (1)	Notional	Fair Value	Notional	Fair Value	Notional	Fair value

	(in millions)
1	$28	$-	$119	$-	$147	$-
2	-	-	242	(3)	242	(3)
Subtotal	28	-	361	(3)	389	(3)
3	-	-	104	(1)	104	(1)
4	-	-	-	-	-	-
5	-	-	50	(1)	50	(1)
6	-	-	-	-	-	-
Subtotal	-	-	154	(2)	154	(2)
Total	$28	$-	$515	$(5)	$543	$(5)

(1)
First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection excluding the embedded derivatives contained in externally-managed investments in the European market, by industry category as of the dates indicated.

	December 31, 2010		December 31, 2009

Industry	Notional	Fair Value	Notional	Fair Value

	(in millions)
Corporate Securities:
Manufacturing	$-	$-	$5	$-
Utilities	-	-	5	-
Finance	-	-	-	-
Services	5	-	8	-
Energy	-	-	-	-
Transportation	-	-	-	-
Retail and Wholesale	-	-	10	-
Other	-	-	-	-
First to Default Baskets(1)	-	-	515	(5)
Total Credit Derivatives	$5	$-	$543	$(5)
(1)	Credit default baskets may include various industry categories.

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $746 million and $696 million at December 31, 2010 and 2009, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2010 and December 31, 2009, the

Company had $1.144 billion and $1.275 billion of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million and an asset of $173 million, respectively.

Types of Derivative Instruments and Derivative Strategies used in a dealer or broker capacity

Futures, forwards and options contracts, and swap agreements, are also used in a derivative dealer or broker capacity in the Company’s commodities operations to facilitate transactions of the Company’s clients, hedge proprietary trading activities and as a means of risk management. These derivatives allow the Company to structure transactions to manage its exposure to commodities and securities prices, foreign exchange rates and interest rates. Risk exposures are managed through diversification, by controlling position sizes and by entering into offsetting positions.  For example, the Company may manage the risk related to its precious metals inventory by entering into an offsetting position in exchange traded futures contracts.

The fair value of the Company’s derivative contracts used in a derivative dealer or broker capacity is reported on a net-by-counterparty basis in the Company’s Consolidated Statements of Financial Position when management believes a legal right of setoff exists under an enforceable netting agreement.

Realized and unrealized gains and losses from marking-to-market the derivatives used in proprietary positions are recognized on a trade date basis and reported in “Other income.”

The following table sets forth the income statement impact of derivatives used in a dealer or broker capacity.

	Year Ended December 31,
	2010	2009

	(in millions)
Other income
Interest Rate	$(7)	$(19)
Commodity	58	54
Currency	48	52
Equity	9	3
Total other income	$108	$90

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty.  To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions.  Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-risk related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $2,990 million as of December 31, 2010. In the normal course of business the Company has posted collateral related to these instruments of $1,449 million as of December 31, 2010. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2010, the Company estimates that it would be required to post a maximum of $1,541 million of additional collateral to its counterparties.

22.           COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2010, 2009 and 2008 was $63 million, $67 million and $62 million, respectively.

The following table presents, at December 31, 2010, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Operating Leases	Sub-lease Income

2011	$85	$(6)
2012	72	(6)
2013	63	(5)
2014	55	(4)
2015	29	-
2016 and thereafter	64	-
Total	$368	$(21)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. Of the amount listed above in total non-cancelable operating leases and the amount listed above in total sub-lease income, $12 million and $15 million, respectively, has been accrued at December 31, 2010.

Commercial Mortgage Loan Commitments

As of December 31, 2010
(in millions)

Total outstanding mortgage loan commitments	$878

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

As of December 31, 2010
(in millions)

Expected to be funded from the general account and other operations outside the separate accounts	$2,686
Expected to be funded from separate accounts	$1,868
Portion of separate account commitments with recourse to Prudential Insurance	$1,015

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. Some of the separate account commitments have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

Guarantees of Investee Debt

As of December 31, 2010
(in millions)

Total guarantees of debt issued by entities in which the separate accounts have invested	$2,233
Amount of above guarantee that is limited to separate account assets	$2,162
Accrued liability associated with guarantee	$-

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which entities that the separate account has invested in have borrowed funds, and the Company has guaranteed their obligations. The Company provides these guarantees to assist these entities in obtaining financing. The Company’s maximum potential exposure under these guarantees is mostly limited to the assets of the separate account. The exposure that is not limited to the separate account assets relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next fifteen years. At December 31, 2010, the Company’s assessment is that it is unlikely payments will be required. Any payments that may become required under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide rights to obtain the underlying collateral.

Credit Derivatives Written

As of December 31, 2010
(in millions)
Credit derivatives written - maximum amount at risk	$320
Liability associated with guarantee, carried at fair value	$3

As discussed in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives listed above assumes the value of the underlying referenced securities become worthless. Of the total maximum amount at risk, $315 million of credit derivatives have been written by the Company on behalf of affiliated companies. These credit derivatives generally have maturities of five years or less.

Guarantees of Asset Values

As of December 31, 2010
(in millions)

Guaranteed value of third parties assets	$24,019
Fair value of collateral supporting these assets	$24,706
Liability associated with guarantee, carried at fair value	$-

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Contingent Consideration

As of December 31, 2010
(in millions)

Maximum potential contingent consideration associated with acquisition	$40

In connection with an acquisition, the Company has agreed to pay additional consideration in future periods, contingent upon the attainment by the acquired entity of defined operating objectives. This arrangement will be resolved over the next year. Any such payments would result in increases in intangible assets, such as goodwill.

Other Guarantees

As of December 31, 2010
(in millions)

Other guarantees where amount can be determined	$22
Accrued liability for other guarantees and indemnifications	$6

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements.  From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. The Company’s legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have been either divested or placed in wind-down status.  The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers.  In its investment-related operations, the Company is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that the Company has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products.  In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.  The following is a summary of certain pending proceedings.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America, was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint is brought on behalf of Nevada beneficiaries of life insurance policies sold by Prudential Insurance for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts that earn interest and are subject to withdrawal in whole or in part at any time by the beneficiaries. The complaint alleges that by failing to disclose material information about the accounts, Prudential Insurance wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys' fees and prejudgment and post-judgment interest. In February 2011, plaintiff appealed the dismissal. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois.  In March 2011, an amended complaint, Phillips v. Prudential Insurance and Pruco Life Insurance Company, was filed.  In July 2010, a purported nationwide class action that makes allegations similar to those in the Garcia and Phillips actions relating to retained asset accounts of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces, Lucey v. Prudential Insurance Company of America, was filed in the United States District Court for the District of Massachusetts. The complaint challenges the use of retained asset accounts to settle death benefit claims, asserting violations of federal and state law, breach of contract and fraud and seeking compensatory and treble damages and equitable relief. In October 2010, Prudential Insurance filed a motion to dismiss the complaint. In November 2010, a second purported nationwide class action brought on behalf of the same beneficiaries of the VA Contract, Phillips v. Prudential Insurance Company of America and Prudential Financial, Inc., was filed in the United States District Court for the District of New Jersey, and makes substantially the same claims.  In November and December 2010, two additional actions brought on behalf of the same putative class, alleging substantially the same claims and the same relief, Garrett  v. The  Prudential Insurance Company of America and Prudential Financial, Inc. and Witt v. The Prudential Insurance Company of America were filed in the United States District Court for the District of New Jersey.  In February 2011, Phillips, Garrett and Witt were transferred to the United States District Court for the Western District of Massachusetts by the Judicial

Panel for Multi-District Litigation and consolidated with the Lucey matter as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation.  In March 2011, the motion to dismiss the complaint was denied.  In September 2010, Huffman v. Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, alleging that using retained asset accounts in employee welfare benefit plans to settle death benefit claims violates ERISA and seeking injunctive relief and disgorgement of profits. Prudential Insurance has moved to dismiss the complaint.  In July 2010, Prudential Insurance along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts.  In August 2010, Prudential Insurance received a similar request for information from the State of Connecticut Attorney General's Office, Prudential Insurance is cooperating with these investigations. Prudential Insurance has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation and adverse publicity.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois.  In January 2010, the court dismissed the complaint without prejudice.  In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits.  The proposed amended complaint alleged that Prudential Insurance and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments.  In August 2010, the court denied leave to amend as to Prudential and plaintiffs subsequently filed a third amended complaint asserting claims on behalf of a purported nationwide class against a purported defendant class of ERISA welfare plans for which Prudential offset family Social Security benefits.  The action, now captioned Schultz v. Aviall, Inc. Long Term Disability Plan, asserts the same ERISA violations.  In December 2010, an action alleging substantially similar ERISA violations as in the Schultz action, Koehn v. Fireman's Fund Insurance Company Long Term Disability Plan, was filed in the United States District Court for the Northern District of California.  The Koehn complaint, naming only the plan as defendant,  asserts that the defendant plan's long term disability benefits are insured by Prudential and that the terms of the plan were violated by offsetting family Social Security benefits against Prudential contract benefits.  The Company is indemnifying the defendant plans in both Schultz and Koehn.

From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court.  The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 350 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants.  In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration.  In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated.  In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues.  In June 2007, Prudential Financial and Prudential Insurance moved to dismiss the complaint.  In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims.  In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that has resulted in a settlement in principle.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”).  This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above.  The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.  In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA.  In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.  In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007.  Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million.  By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement (approximately $8.4 million) cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims.  At the same time, State Street moved for summary judgment on PRIAC’s complaint.  In March 2011, the district court denied State Street's motion for summary judgment and denied in part and granted in part PRIAC's motion for partial summary judgment on State Street's counterclaims.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing ("LBSF") and certain of their affiliates made a demand of Prudential Global Funding LLC ("PGF"), a subsidiary of the Company, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/k/a Lehman Brothers Finance AG ("Lehman Switzerland"), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”).  In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements) seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable.  The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al.  In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action.  In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland's obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF's claims against LBSF and LBHI.  LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral.  In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor.  In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential Insurance failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim.   Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts.  In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter.  Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws.  In February 2010, Prudential Insurance moved to decertify the federal overtime class that had been conditionally certified in March 2008, and moved for summary judgment on the federal overtime claims of the named plaintiffs.  In July 2010, plaintiffs filed a motion for class certification of the state law claims.  In August 2010, the district court granted Prudential Insurance’s motion for summary judgment, dismissing the federal overtime claims.  The motion for class certification of the state law claims is pending.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of  The Prudential Insurance Company of America  (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of  Prudential Financial, Inc.), and its subsidiaries (collectively, the "Company") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities and of presenting non-controlling interest on January 1, 2009.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 31, 2011

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities LLC and The Prudential Insurance Company of America. (Note 5)
(ii)	Proposed form of Agreement between Pruco Securities LLC and independent brokers with respect to the Sale of the Contracts. (Note 5)
(iii)	Schedules of Sales Commissions. (Note 5)

(d)	Contracts:
(i)	Variable Appreciable Life Insurance Contracts: (Note 6)

(a)  With fixed death benefit for use in New Jersey and domicile approval states.
(b)  With variable death benefit for use in New Jersey and domicile approval states.
(c)  With fixed death benefit for use in non-domicile approval states.
(d)  With variable death benefit for use in non-domicile approval states.

(ii)	Rider for Insured's Waiver of Premium Benefit. (Note 6)
(iii)	Rider for Applicant's Waiver of Premium Benefit. (Note 6)
(iv)	Rider for Insured's Accidental Death Benefit. (Note 6)
(v)	Rider for Level Term Insurance Benefit on Life of Insured. (Note 6)
(vi)	Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 6)
(vii)	Rider for Interim Term Insurance Benefit. (Note 6)
(viii)	Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 6)
(ix)	Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(x)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
(xi)	Rider for Level Term Insurance Benefit on Dependent Children from Term Conversions. (Note 6)
(xii)	Rider for Level Term Insurance Benefit on Dependent Children from Term Conversions or Attained Age Change. (Note 6)
(xiii)	Endorsement defining Insured Spouse. (Note 6)
(xiv)	Rider covering lack of Evidence of Insurability on a Child. (Note 6)
(xv)	Rider modifying Waiver of Premium Benefit. (Note 6)
(xvi)	Rider to terminate a Supplementary Benefit. (Note 6)
(xvii)	Rider providing for election of Variable Reduced Paid-up Insurance. (Note 6)
(xviii)	Rider to provide for exclusion of Aviation Risk. (Note 6)
(xix)	Rider to provide for exclusion of Military Aviation Risk. (Note 6)
(xx)	Rider to provide for exclusion for War Risk. (Note 6)
(xxi)	Rider to provide for Reduced Paid-up Insurance. (Note 6)
(xxii)	Rider providing for Option to Exchange Policy. (Note 6)
(xxiii)	Endorsement defining Ownership and Control of the Contract. (Note 6)
(xxiv)	Rider providing for Modification of Incontestability and Suicide Provisions. (Note 6)
(xxv)	Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 6)
(xxvi)	Endorsement issued in connection with Smoker Qualified Contracts. (Note 6)
(xxvii)	Home Office Endorsement. (Note 6)
(xxviii)	Endorsement showing Basis of Computation for Non-Smoker Contracts. (Note 6)
(xxix)	Endorsement showing Basis of Computation for Smoker Contracts. (Note 6)
(xxx)	Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 6)
(xxxi)	Rider for Renewable Term Insurance Benefit on Life of Insured. (Note 6)
(xxxii)	Rider for Level Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(xxxiii)	Living Needs Benefit Rider: (a) for use in Florida. (Note 6) (b) for use in all approved jurisdictions except Florida and New York. (Note 6) (c) for use in New York. (Note 6)
(xxxiv)	Rider for Renewable Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(xxxv)	Rider for Level Term Insurance Benefit on Life of InsuredPremium Increases Annually. (Note 6)
(xxxvi)	Rider for Term Insurance Benefit on Life of Insured Decreasing Amount. (Note 6)
(xxxvii)	Rider for a Level Premium Option. (Note 6)
(xxxviii)	Payment of Unscheduled Premium Benefit (Note 6)
(xxxix)	Rider for Scheduled Term Insurance Benefit on Life of Insured. (Note 6)
(xl)	Endorsement altering the Assignment provision. (Note 6)
(xli)	Rider for Non-Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(xlii)	Rider for Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(xliii)	Rider for Level Term Insurance Benefit on Life of InsuredPremium Increases Annually (Note 6)
(xliv)	Rider for Non-Convertible Term Insurance Benefit on Life of Insured. (Note 6)
(xlv)	Rider for Convertible Term Insurance Benefit on Life of Insured. (Note 6)
(xlvi)	Endorsement for altering List of Investment Options. (Note 6)

(e)	Application:
(i)	Application Form. (Note 5)
(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 5)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 3)
(ii)	By-laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 5)

(g)	None.

(h)	Participation Agreements:
(i)	Form of 22c-2 Agreement (Note 4)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC . (Note 1)

(j)	Powers of Attorneys (Note 1):

T. Baltimore, G. Bethune, W. Caperton, III, R. Carbone,
G. Casellas, J. Cullen, W. Gray, III, M. Grier, J. Hanson,
C. Horner, M. Hund-Mejean , K. Krapek, C. Poon, P. Sayre , J. Strangfeld, Jr., J. Unruh

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)
Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 2)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 28 to this Registration Statement, filed April 26, 2005 on behalf of The Prudential Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, filed April 18, 2007 on behalf of The Prudential Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 32 to this Registration Statement, filed April 21, 2009 on behalf of The Prudential Variable Appreciable Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, filed April 13, 2010 on behalf of The Prudential Variable Appreciable Account.

Item 27. Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL

THOMAS J. BALTIMORE - Director.  Member, Finance and Dividends Committee; Member, Investment Committee;  Co-Founder and President of RLJ Development, LLC.  Mr. Baltimore is also a director of Duke Realty Corporation and of Integra LifeSciences Holdings Corporation.

GORDON M. BETHUNE - Director.  Member, Corporate Governance Committee; Member, Compensation Committee. Mr. Bethune is also a director of Honeywell International, Inc., New York Academy of Arts, Sprint Nextel Corporation, and Theater Under the Stars.

W. GASTON CAPERTON, III - Director. Member, Finance and Dividends Committee; Member, Investment Committee; President, The College Board.  Governor Caperton is also a director of Energy Corporation of America, Owens Corning, United Bankshares, Inc., and West Virginia Media.

GILBERT F. CASELLAS - Director.  Member, Audit Committee.  Mr. Casella is also a director of the American Arbitration Association and of The Swarthmore Group, Inc.

JAMES G. CULLEN - Director.  Chairman, Compensation Committee; Member, Audit Committee; Member, Executive Committee.  Mr. Cullen is also a director of Agilent Technologies, Inc., the Eisenhower Medical Center, Johnson & Johnson, and NeuStar, Inc.

WILLIAM H. GRAY, III - Director.  Chairman, Corporate Governance and Business Ethics Committee; Member, Executive Committee.  Mr. Gray is the Co-Chairman of GrayLoeffler, LLC.  Mr. Gray is also a director of Dell Inc., JP Morgan Chase & Co., and Pfizer, Inc.

MARK B. GRIER - Director.  Vice Chairman of the Board of Prudential Financial, Inc. and The Prudential Insurance Company of America.

JON F. HANSON - Director.  Chairman, Executive Committee, Finance and Dividends Committee, and Investment Committee.  Mr. Hanson is the Chairman of The Hampshire Companies and the Chairman of James E. Hanson Management Company.  Mr. Hanson is also a director of HealthSouth Corp., Pascack Community Bank, and Yankee Global Enterprises.

CONSTANCE J. HORNER - Director.  Member, Compensation Committee; Member, Corporate Governance and Business Ethics Committee.  Former Assistant to the President of the United States.  Ms. Horner is also a director of Ingersoll-Rand Company, Ltd. and of Pfizer, Inc.

MARTINA T. HUND-MEJEAN – Director.  Member, Audit Committee.  Ms. Hund-Mejean is also the Chief Financial Officer and a member of the Executive Committee at MasterCard Incorporated.

KARL J. KRAPEK - Director.  Member, Finance and Dividends Committee; Member, Investment Committee.  Mr. Krapek is also a director of Connecticut Bank and Trust Company, Lucent-Alcatel, Northrup Grunman Corporation, and Visteon Corporation.

CHRISTINE A. POON - Director.  Member, Finance and Dividends Committee; Member, Investment Committee.  Ms. Poon is also retired Vice Chairman, Board of Directors and Worldwide Chairman of Johnson & Johnson.  Ms. Poon is also a director of Koninklijke Philips Electronics NV and of Fox Chase Cancer Center.

JOHN R. STRANGFELD, JR. - Chairman, Chief Executive Officer, and President of Prudential Financial Inc. and The Prudential Insurance Company of America.

JAMES A. UNRUH - Director.  Member, Audit Committee.  Founding Principal, Alerion Capital Group, LLC.  Mr. Unruh is also a director of CSG Systems International, Inc., Qwest Communications International, Inc., Steton Technology Group, Inc., Tenet Healthcare Corporation, VTI Instruments, Inc, and Worldlink Integration Group, Inc.

PRINCIPAL OFFICERS

EDWARD P. BAIRD - Executive Vice President, International Businesses, Prudential.

SUSAN L. BLOUNT - Senior Vice President and General Counsel, Prudential.

RICHARD J. CARBONE - Executive Vice President and Chief Financial Officer, Prudential.

ROBERT M. FALZON - Senior Vice President and Treasurer, Prudential.

MARGARET M. FORAN - Vice President, Corporate Secretary and Chief Governance Officer, Prudential.

HELEN M. GALT - Senior Vice President, Company Actuary and Chief Risk Officer, Prudential.

MARK B. GRIER - Vice Chairman, Prudential.

CHARLES F. LOWERY - Executive Vice President, Chief Operating Officer of U.S. Businesses, Prudential.

PETER B. SAYRE - Senior Vice President, Principal Accounting Officer, and Corporate Controller, Prudential.

JOHN R. STRANGFELD, JR. - Chairman, Chief Executive Officer, and President, Prudential.

SHARON C. TAYLOR - Senior Vice President, Corporate Human Resources, Prudential.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 25, 2011 .

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 21, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Yolanda M. Doganay (Note 1)	Vice President, Controller, Chief Financial Officer
Jeffrey J. Butscher (Note 10)	Vice President, Chief Compliance Officer
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 9)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 5)	Vice President
Charles M. Topp (Note 8)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
Stephen Pelletier (Note 7)	Manager
Judy A. Rice (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Thomas A. Hendry (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Thomas C. Castano (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 15301 Ventura Boulevard, Suite 420, Sherman Oaks, CA 91403
(Note 9) 13001 County Road 10, Plymouth, MN 55442
(Note 10) 2101 Welsh Road, Dresher, PA 19025

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,379,140 in 2010 , $8,360,812 in 2009, and $15,852,244 in 2008.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $61,514,049 , which represents Prusec's total 2010 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.

Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation

Prusec	$49,094,901	$-0-	$12,419,148	$-0-

* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

       Not Applicable.

Item 33. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 12 th day of April, 2011 .

(Seal)
The Prudential Variable Appreciable Account
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

Attest: /s/ Thomas C. Castano Thomas C. Castano Assistant Secretary	By: /s/ Scott D. Kaplan Scott D. Kaplan Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 12 th day of April, 2011 .

Signature and Title

/s/ * John R. Strangfeld, Jr. President, Chairman of the Board, and Chief Executive Officer

/s/ * Peter B. Sayre Senior Vice President, Principal Accounting Officer, and Corporate Controller

/s/ * Richard J. Carbone Executive Vice President and Chief Financial Officer

/s/ * Thomas J. Baltimore Director	* By: /s/ Thomas C. Castano Thomas C. Castano (Attorney-in-Fact)

/s/ * Gordon M. Bethune Director

/s/ * W. Gaston Caperton, III Director

/s/ * Gilbert F. Casellas Director

/s/ * James G. Cullen Director

/s/ * William H. Gray, III Director

/s/ * Mark B. Grier Director /s/ * Jon F. Hanson Director

/s/ * Constance J. Horner Director	* By: /s/ Thomas C. Castano Thomas C. Castano (Attorney-in-Fact)

/s/ * Martina T. Hund-Mejean Director

/s/ * Karl J. Krapek Director

/s/ * Christine A. Poon Director

/s/ * James A. Unruh Director

EXHIBIT INDEX

Item 26.

(i) Administrative Contracts:	(ii) Service Agreement between Prudential and the Regulus Group, LLC.	C-

(j) Powers of Attorneys:
      T. Baltimore, G. Bethune, W. Caperton, III, R. Carbone, G. Casellas,
J. Cullen, W. Gray, III, M. Grier, J. Hanson, C. Horner,
M. Hund-Mejean , K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr.,     J. Unruh
C-

(k) Legal Opinion and Consent:	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered.	C-

(n) Auditor Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-